UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	11-30-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT   NOVEMBER 30, 2010

High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five States & Territories	8
Top Five Sectors	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	26

Other Information

Proxy Voting Results	31
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

 Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Municipal bonds (munis) produced mostly modest, positive returns in the six months ended November 30, 2010 (see the accompanying table). Economic and market data in this period were mixed. On the one hand, the housing market remained weak and the unemployment rate rose to 9.8% in November, while the European sovereign debt crisis flared up again, reigniting worries about the health of the global economy and financial system. On the other hand, manufacturing activity and consumer confidence improved, while corporate profits remained strong.

Worries about the health of the economy and potential deflation led the Federal Reserve in November to initiate another round of government bond purchases to boost the money supply (so-called “quantitative easing”). Investors reacted by selling Treasury debt, reflecting skepticism about the plan’s objectives, and belief that further monetary easing presents undue risk of future inflation. As a result, bonds ended the period on a down note, giving back some of their earlier gains.

Municipal Market Review

Slow, steady improvement in economic and market conditions benefited credit-sensitive munis. Those conditions also meant that non-rated and lower-rated munis generally outperformed those rated AAA and AA. Looking at returns by sector, municipal general obligation debt generally performed better than revenue and pre-refunded securities for the six months. However, munis trailed Treasury securities, largely as a result of muni market volatility toward the end of the reporting period.

We believe the recent muni market turmoil occurred for reasons both emotional and fundamental, including U.S. housing and labor market stagnation and their impact on tax receipts; persistent budget imbalances in some state and local governments; proposed federal tax-cut extensions; uncertainty about the federally subsidized Build America Bonds program and other federal support for state and local programs; a wave of negative muni credit publicity; and near-term supply surges and demand declines.

This turmoil, which is part of the market’s long, slow healing process from the 2008 financial crisis, opened potential buying opportunities for long-term investors. We believe muni credit, though under pressure, will be mostly resilient.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2010*
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	2.78%	Aggregate Bond	3.85%
Municipal High Yield Bond	2.67%	Treasury Bond	3.74%
Municipal Bond	1.12%	*Total returns for periods less than one year are not annualized.
Long-Term Municipal Bond	0.06%

3

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception		Inception Date
Investor Class	ABHYX	0.75%	7.46%	1.52%	4.41%	4.23%	(2)	3/31/98
Barclays Capital Municipal Bond Index(3)	—	1.12%	4.76%	4.67%	5.30%	5.12%		—
Barclays Capital Long-Term Municipal Bond Index	—	0.06%	6.14%	3.70%	5.53%	5.20%		—
Lipper High-Yield Municipal Debt Funds Average Returns	—	1.21%	7.87%	1.78%	4.04%	3.50%		—
Investor Class’s Lipper Ranking as of November 30, 2010 as of December 31, 2010	—	— —	69 of 116 44 of 116	49 of 75 50 of 76	18 of 62 18 of 62	7 of 41 7 of 41		—
Institutional Class	AYMIX	0.85%	—	—	—	4.01%	(1)	3/1/10
A Class No sales charge* With sales charge*	AYMAX	0.62% -3.95%	7.19% 2.36%	1.27% 0.34%	— —	3.06% 2.46%		1/31/03
B Class No sales charge* With sales charge*	AYMBX	0.25% -4.75%	6.40% 2.40%	0.51% 0.31%	— —	2.31% 2.31%		1/31/03
C Class No sales charge* With sales charge*	AYMCX	0.36% -0.62%	6.40% 6.40%	0.51% 0.51%	— —	2.50% 2.50%		7/24/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)
Effective August 1, 2010, the fund’s benchmark changed from Barclays Capital Long-Term Municipal Bond Index to Barclays Capital Municipal Bond Index. This change was effected to better align the benchmark’s duration with the fund’s duration.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.61%	0.41%	0.86%	1.61%	1.61%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Manager: Steven Permut

Performance Summary

High-Yield Municipal returned 0.75%* for the six months ended November 30, 2010. By comparison, the Barclays Capital Municipal Bond and Long-Term Municipal Bond indices (which are investment-grade municipal indices) and the Barclays Capital Municipal High Yield Bond Index (a non-investment-grade measure) gained 1.12%, 0.06%, and 2.67%**, respectively. At the same time, the High-Yield Municipal Debt Funds tracked by Lipper had an average return of 1.21%. See page 4 for additional performance comparisons. The portfolio’s average annual returns continued to exceed those of its Lipper group average for the 10 years ended in November (see page 4).

Credit, Sector Allocation Explain Relative Performance

High-Yield Municipal’s absolute results reflect the challenging environment for municipal bonds (munis) as the reporting period ended (see the Market Perspective on page 3). Key determinants for relative performance were credit and sector positioning. The portfolio holds a little less than half of assets in high-yield munis, so it will tend to outperform investment-grade indices when lower-rated bonds do well. Conversely, our over 50% exposure to higher-rated bonds explains the portfolio’s underperformance of the Barclays Capital Municipal High Yield Bond Index and high-yield funds peer group average. Similarly, our exposure to essential service revenue bonds (e.g., water and sewer bonds) detracted from performance compared with more volatile sectors such as airline, tobacco, and some tax-backed bonds, which outperformed overall in the six-month period.

Diversified Approach Limits Exposure to Individual Credit Events

We have worked hard in recent years to diversify the portfolio’s holdings to improve liquidity and manage risk. We believe diversification has helped reduce the portfolio’s risk profile and the potential impact from defaults and credit rating downgrades. While we have not avoided credit challenges entirely, reduced positions did help mitigate the impact of a handful of troubled securities.

As of November 30, 2010, three residential-development portfolio holdings, representing 1.6% of net assets, were in “technical default”—their issuers were making a significant portion of interest payments from reserves instead of operations—and were valued at approximately 50% of their outstanding principal amount. One security in Illinois, representing 0.5% of net assets, was in “monetary default”—the issuer (a retirement facility operator) has missed interest payments and filed for bankruptcy, and the security was valued at 28% of outstanding principal.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**   The Barclays Capital Municipal High Yield Bond Index’s average returns were 11.11%, 3.13% and 5.29% for the one-, five- and 10-year periods ended November 30, 2010, respectively.

6

We believe these securities (three of which were discussed in a previous report) have been valued realistically and shouldn’t suffer significant further declines. They do not reflect the overall quality of the portfolio’s holdings, but they do illustrate the credit pressures the muni sector faces. In this environment, we believe our thorough approach to credit analysis and security selection has helped reduce exposure to downgrade and default risk.

Municipal Credit Comment

We continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Muni credit challenges do exist, but the situation is not as dire as some media reports make it out to be. The media’s focus on a handful of troubled state and local issuers overshadowed 2010’s improvements in state tax receipts and austerity measures taken to achieve municipal financial stability.

We do not dispute that prolonged subpar economic growth has put the credit quality of muni issuers under pressure. We expect more credit rating downgrades and a handful of additional defaults at the local level. But that’s far less severe than the broad muni market collapse suggested by the media. We think muni credit quality in general will be resilient. Muni debt service typically has a high priority claim on revenues, and muni issuers can be very resourceful in terms of finding and generating income.

Outlook

“Our muni market outlook is based upon our macroeconomic outlook, which calls for a slow and steady recovery,” says Steven Permut, senior vice president and senior portfolio manager. “Because municipal credit trends tend to lag changes in the broad economy by 12-36 months, we expect municipal credit to show slow, gradual improvement. But we’ve also seen how negative headlines about a handful of municipal issuers can weigh on the entire market, and we shouldn’t discount that risk going forward.”

“In addition,” Permut continues, “developments in Washington are contributing to muni supply and demand concerns and volatility in the near term. The extension of 2001 and 2003 tax cuts dampens the appeal of munis’ tax-free income, while the expiration of the Build America Bonds program should increase tax-exempt bond supply in 2011. But the resulting short-term market swings present the long-term, value-oriented investor with attractive buying opportunities. So, while we will continue to favor higher-quality essential service revenue bonds over higher-volatility securities, we will look to take advantage of market price declines to add select bonds trading at attractive yields that we believe to be out of line with their actual risks.”

7

Portfolio at a Glance
As of 11/30/10
Weighted Average Maturity	19.8 years
Average Duration (Modified)	7.9 years

Yields as of November 30, 2010
30-Day SEC Yield
Investor Class	5.37%
Institutional Class	5.58%
A Class	4.88%
B Class	4.35%
C Class	4.35%
Investor Class 30-Day Tax Equivalent Yields(1)
25.00% Tax Bracket	7.16%
28.00% Tax Bracket	7.46%
33.00% Tax Bracket	8.01%
35.00% Tax Bracket	8.26%

(1)	The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories
% of net assets as of 11/30/10
Florida	10.7%
Illinios	8.8%
California	8.0%
Colorado	6.9%
Texas	6.2%

Top Five Sectors
% of fund investments as of 11/30/10
Land Based	20%
Hospital Revenue	16%
Electric Revenue	12%
Transportation Revenue	8%
Industrial Development/Pollution Control Revenue	8%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/10	Ending Account Value 11/30/10	Expenses Paid During Period* 6/1/10 - 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,007.50	$3.07	0.61%
Institutional Class	$1,000	$1,008.50	$2.06	0.41%
A Class	$1,000	$1,006.20	$4.33	0.86%
B Class	$1,000	$1,002.50	$8.08	1.61%
C Class	$1,000	$1,003.60	$8.09	1.61%
Hypothetical
Investor Class	$1,000	$1,022.01	$3.09	0.61%
Institutional Class	$1,000	$1,023.01	$2.08	0.41%
A Class	$1,000	$1,020.76	$4.36	0.86%
B Class	$1,000	$1,017.00	$8.14	1.61%
C Class	$1,000	$1,017.00	$8.14	1.61%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Municipal Securities — 98.2%
ALABAMA — 1.5%
Courtland Industrial Development Board Environmental Improvement Rev., Series 2003 B, (International Paper Co.), 6.25%, 8/1/25(1)	$2,500,000	$2,534,600
Selma Industrial Development Board Gulf Opportunity Zone Rev., Series 2010 A, (International Paper Co.), 5.80%, 5/1/34(1)	1,500,000	1,527,135
		4,061,735
ARIZONA — 5.5%
Arizona Health Facilities Auth. Rev., Series 2007 B, (Banner Health), VRN 1.00%, 1/4/11, resets quarterly at 67% of the 3-month LIBOR plus 0.81% with no caps(1)	2,500,000	1,624,225
Mohave County Industrial Development Auth. Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25(1)	500,000	567,430
Phoenix Civic Improvement Corp. Airport Rev., Series 2008 D, (Senior Lien), 5.25%, 7/1/17(1)	4,050,000	4,557,587
Phoenix Civic Improvement Corp. Airport Rev., Series 2008 D, (Senior Lien), 5.25%, 7/1/18(1)	1,000,000	1,114,970
Pronghorn Ranch Community Facilities District GO, 6.40%, 7/15/29(1)	3,015,000	2,687,450
Quailwood Meadows Community Facilities District GO, 6.00%, 7/15/22(2)	1,120,000	1,032,629
Quailwood Meadows Community Facilities District GO, 6.125%, 7/15/29(2)	2,000,000	1,727,960
Sundance Community Facilities District GO, 6.25%, 7/15/29(2)	395,000	378,635
Sundance Community Facilities District No. 2 Special Assessment Rev., 7.125%, 7/1/27(2)	790,000	725,820
Sundance Community Facilities District No. 3 Special Assessment Rev., 6.50%, 7/1/29	$543,000	$458,379
		14,875,085
CALIFORNIA — 8.0%
California Health Facilities Financing Auth. Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38(1)	2,000,000	2,090,640
California Mobilehome Park Financing Auth. Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36(1)	2,000,000	2,004,100
California Municipal Finance Auth. Rev., (Community Hospital of Central California), 5.50%, 2/1/39(1)	1,450,000	1,326,054
California Statewide Communities Development Auth. Rev., (Lancer Educational Student Housing), 7.50%, 6/1/42	2,000,000	2,072,320
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47(1)	2,000,000	1,291,480
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(1)	2,075,000	1,489,809
Independent Cities Finance Auth. Mobilehome Park Rev., Series 2010 A, (Lamplighter Salinas), 6.15%, 7/15/40(1)	4,000,000	3,930,080
Morongo Band of Mission Indians Rev., Series 2008 B, (Enterprise Casino Services), 6.50%, 3/1/28(1)(2)	1,000,000	978,690
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.40%, 7/1/23	250,000	233,743
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.50%, 7/1/27	260,000	239,808
Soledad Improvement Bond Act of 1915 District No. 2002-01 Special Assessment Rev., (Diamond Ridge), 6.75%, 9/2/33	1,000,000	1,005,080

11

	Principal Amount	Value
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	$1,500,000	$1,499,850
Vallejo Multifamily Housing Rev., Series 1998 B, (Solano Affordable Housing), 8.25%, 4/1/39(2)	1,545,000	1,583,501
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21(1)	2,000,000	2,061,840
		21,806,995
COLORADO — 6.9%
Arkansas River Power Auth. Rev., 5.00%, 10/1/20(1)	1,815,000	1,859,540
Colorado Health Facilities Auth. Rev., Series 2010 A, (Total Longterm Care), 6.00%, 11/15/30 (NATL)	500,000	496,535
Colorado Springs Hospital Rev., (Memorial Health System), 6.25%, 12/15/33(1)	2,000,000	2,111,500
Denver City and County Airport System Rev., Series 2010 A, 5.00%, 11/15/22(1)	1,000,000	1,081,890
Denver Health & Hospital Auth. Healthcare Rev., Series 2009 A, 6.25%, 12/1/33(1)	3,645,000	3,722,894
Granby Ranch Metropolitan District GO, 6.75%, 12/1/36	3,000,000	2,728,380
One Horse Business Improvement District Rev., (Sales Tax Sharing), 6.00%, 6/1/24(1)	3,000,000	2,635,890
Plaza Metropolitan District No. 1 Tax Increment Allocation Rev., (Improvement Fee), 8.00%, 12/1/25	1,500,000	1,505,700
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,007,910
Todd Creek Farms Metropolitan District No. 1 Rev., 5.60%, 12/1/14(3)	1,800,000	895,680
Todd Creek Farms Metropolitan District No. 1 Rev., 6.125%, 12/1/19(3)	1,500,000	746,535
		18,792,454
CONNECTICUT — 0.4%
Connecticut Development Auth. Industrial Rev., (AFCO Cargo Buildings LLC), 8.00%, 4/1/30	1,000,000	952,300
DELAWARE — 0.6%
Delaware State Economic Development Auth. Rev., (Delmarva Power & Light Co.), 5.40%, 2/1/31(1)	$1,500,000	$1,511,115
FLORIDA — 10.7%
Brevard County Industrial Development Rev., (TUFF Florida Institute of Technology), 6.75%, 11/1/39(1)	3,000,000	3,073,380
Broward County Airport System Rev., Series 2009 O, 5.375%, 10/1/29(1)	1,175,000	1,215,409
Capital Trust Agency Rev., Series 2010 A, (Air Cargo-aero Miami), 5.35%, 7/1/29(4)	2,500,000	2,394,575
Dupree Lakes Community Development District Rev., 6.83%, 11/1/15	2,140,000	2,078,753
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.40%, 12/1/10(1)	2,500,000	2,500,000
Florida Development Finance Corp. Educational Facilities Rev., Series 2010 A, (Renaissance Charter School), 6.00%, 9/15/30	1,390,000	1,333,955
Florida Municipal Power Agency Rev., Series 2008 A, (All-Requirements Power Supply), 5.25%, 10/1/19(1)	5,000,000	5,519,050
Hillsborough County Industrial Development Health Facilities Auth. Rev., Series 2008 B, (University Community Hospital), 8.00%, 8/15/19 Prerefunded at 101% of Par(1)(5)	1,500,000	2,085,870
Miami-Dade County Aviation Rev., Series 2009 A, 5.50%, 10/1/36(1)	1,785,000	1,821,789
Miami-Dade County Health Facilities Auth. Rev., Series 2008 A2, (Miami Children’s Hospital), VRDN, 4.55%, 8/1/13 (NATL)(1)	2,000,000	2,091,460
Putnam County Development Auth. Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,590,195

12

	Principal Amount	Value
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	$1,000,000	$1,016,630
South-Dade Venture Community Development District Special Assessment Rev., 6.125%, 5/1/34	1,245,000	1,192,025
Village Community Development District No. 8 Special Assessment Rev., 6.125%, 5/1/39	1,000,000	993,940
		28,907,031
GEORGIA — 5.0%
Atlanta Tax Allocation Rev., (Princeton Lakes), 5.50%, 1/1/31(2)	1,060,000	920,610
Atlanta Water & Wastewater Rev., Series 2009 A, 6.25%, 11/1/39(1)	3,000,000	3,277,200
De Kalb County Hospital Antic Auth. Rev., (De Kalb Medical Center, Inc.), 6.125%, 9/1/40	800,000	807,216
Georgia Municipal Electric Auth. Rev., Series 2008 A, (General Resolution), 5.25%, 1/1/19(1)	1,000,000	1,129,050
Georgia Municipal Electric Auth. Rev., Series 2008 D, (General Resolution), 6.00%, 1/1/23(1)	3,000,000	3,364,140
Marietta Development Auth. Rev., (Life University, Inc.), 7.00%, 6/15/39(1)	4,000,000	3,931,960
		13,430,176
GUAM — 1.6%
Guam Government Department of Education COP., Series 2010 A, (John F. Kennedy High School), 6.625%, 12/1/30(1)	1,000,000	1,003,400
Guam Government GO, Series 2009 A, 7.00%, 11/15/39(1)	1,700,000	1,865,053
Guam Government Waterworks Auth. Rev., 6.00%, 7/1/25(1)	1,500,000	1,518,750
		4,387,203
HAWAII — 0.6%
Hawaii State Department of Budget & Finance Rev., Series 2009 A, (15 Craigside), 9.00%, 11/15/44	1,500,000	1,717,530
ILLINOIS — 8.8%
Bedford Park Tax Allocation Rev., 5.125%, 12/30/18	$1,325,000	$1,211,368
Bourbonnais Industrial Rev., (Olivet Nazarene University), 5.50%, 11/1/40(1)	1,000,000	960,310
Chicago Tax Increment Allocation Rev., Series 2004 B, (Pilsen Redevelopment), (Junior Lien), 6.75%, 6/1/22(1)	3,000,000	2,974,020
Hampshire Special Service Area No. 13 Special Tax Rev., (Tuscany Woods), 5.75%, 3/1/37(3)	4,966,000	2,689,287
Illinois Finance Auth. Rev., (Navistar International Recovery Zone Facility), 6.50%, 10/15/40(1)	1,500,000	1,516,290
Illinois Finance Auth. Rev., Series 2007 A, (Sedgebrook, Inc.), 6.00%, 11/15/42(3)(6)	5,000,000	1,396,000
Illinois Finance Auth. Rev., Series 2009 A, (Rush University Medical Center Obligation Group), 7.25%, 11/1/30(1)	1,500,000	1,697,445
Metropolitan Pier & Exposition Auth. Rev., Series 2002 A, (Capital Appreciation-McCormick Place Exposition), 5.81%, 12/15/31 (NATL)(1)(7)	2,100,000	584,661
Pingree Grove Special Service Area No. 7 Special Tax Rev., Series 2006-1, (Cambridge Lakes), 6.00%, 3/1/36	3,320,000	2,935,876
Volo Village Special Service Area No. 3 Special Tax Rev., Series 2006-1, (Symphony Meadows), 6.00%, 3/1/36	3,400,000	2,697,356
Yorkville Special Service Area No. 2005-109 Special Tax Rev., Series 2006-105, (Bristol Bay I), 5.875%, 3/1/36	5,925,000	5,221,999
		23,884,612
INDIANA — 0.8%
Indiana Finance Auth. Rev., (United States Steel Corp.), 6.00%, 12/1/26(1)	1,250,000	1,228,575
Indiana Finance Auth. Rev., Series 2009 A, (Drexel Foundation Educational Facility), 7.00%, 10/1/39(1)	1,000,000	1,020,970
		2,249,545

13

	Principal Amount	Value
LOUISIANA — 0.6%
New Orleans Aviation Board Rev., Series 2009 A, (Consolidated Rental Car), 6.50%, 1/1/40(1)	$1,500,000	$1,547,880
MARYLAND — 3.3%
Anne Arundel County Special Obligation Tax Allocation Rev., (National Business Park), 6.10%, 7/1/40 (NATL)	1,000,000	978,500
Baltimore Special Obligation Tax Allocation Rev., Series 2008 A, (Resh Park), 7.00%, 9/1/38	5,000,000	5,049,800
Maryland Economic Development Corp. Facilities Rev., (CNX Marine Terminals, Inc.), 5.75%, 9/1/25(1)	1,000,000	987,190
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,008,000
Maryland Industrial Development Financing Auth. Rev., Series 2005 A, (Our Lady of Good Counsel High School), 6.00%, 5/1/35	1,000,000	981,110
		9,004,600
MASSACHUSETTS — 1.1%
Massachusetts Development Finance Agency Rev., Series 2009 A, (The Groves in Lincoln), 7.875%, 6/1/44	1,000,000	1,041,600
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/21(1)	1,950,000	1,973,615
		3,015,215
MICHIGAN — 0.8%
Flint Hospital Building Auth. Rev., (Hurley Medical Center), 7.50%, 7/1/39	1,250,000	1,264,325
Wayne County GO, Series 2009 A, (Building Improvement), 6.75%, 11/1/39(1)	990,000	1,033,025
		2,297,350
MISSOURI — 1.5%
370/Missouri Bottom Road/Taussig Road Transportation Development District Rev., 7.20%, 5/1/33	$860,000	$811,548
Kirkwood Industrial Development Auth. Rev., Series 2010 A, (Aberdeen Heights), 8.25%, 5/15/45	3,000,000	3,137,910
		3,949,458
NEBRASKA — 1.1%
Santee Sioux Nation Tribal Health Care Rev., (Indian Health Service Joint Venture), 8.75%, 10/1/20(2)	3,000,000	3,060,510
NEVADA — 2.5%
Henderson Local Improvement District No. T-15 Special Assessment Rev., 6.10%, 3/1/24	1,335,000	1,211,793
Henderson Redevelopment Agency Tax Allocation Rev., Series 2002 B, 7.10%, 10/1/22(1)	1,105,000	1,100,834
Henderson Redevelopment Agency Tax Allocation Rev., Series 2002 B, 7.20%, 10/1/25(1)	350,000	343,340
Las Vegas Improvement District No. 607 Special Assessment Rev., 5.50%, 6/1/13(1)	1,220,000	1,221,976
Las Vegas Improvement District No. 808 & 810 Special Assessment Rev., (Summerlin Village 23B), 6.125%, 6/1/31	2,000,000	1,649,400
Reno District No. 4 Special Assessment Rev., (Somersett Parkway), 5.20%, 12/1/10	645,000	645,013
Reno District No. 4 Special Assessment Rev., (Somersett Parkway), 5.45%, 12/1/11	670,000	672,526
		6,844,882
NEW JERSEY — 2.2%
New Jersey Economic Development Auth. Rev., Series 2006 B, (Gloucester Marine Terminal), 6.875%, 1/1/37	3,000,000	2,651,580

14

	Principal Amount	Value
New Jersey Economic Development Auth. Rev., Series 2006 C, (Gloucester Marine Terminal), 6.50%, 1/1/15(2)	$2,000,000	$1,943,480
New Jersey Educational Facilities Auth. Rev., Series 2009 B, (University of Medicine & Dentistry), 7.50%, 12/1/32	1,200,000	1,352,148
		5,947,208
NEW MEXICO — 1.2%
Cabezon Public Improvement District Special Tax Rev., 6.30%, 9/1/34	1,490,000	1,282,607
Montecito Estates Public Improvement District Levy Special Tax Rev., (City of Albuquerque), 7.00%, 10/1/37	1,185,000	1,038,368
Ventana West Public Improvement District Levy Special Tax Rev., 6.875%, 8/1/33(1)	1,000,000	935,310
		3,256,285
NEW YORK — 3.1%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40(1)	800,000	829,176
Nassau County Industrial Development Agency Continuing Care Retirement Community Rev., Series 2007 A, (Amsterdam at Harborside), 6.50%, 1/1/27	2,500,000	2,499,825
New York State Dormitory Auth. Rev., (Orange Regional Medical Center), 6.25%, 12/1/37(1)	4,250,000	4,193,815
Onondaga County Industrial Development Agency Rev., (Air Cargo), 7.25%, 1/1/32(1)	1,000,000	942,450
		8,465,266
NORTH CAROLINA — 5.7%
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.50%, 1/1/26(1)	2,000,000	2,151,060
North Carolina Eastern Municipal Power Agency Rev., Series 2010 A, 5.00%, 1/1/21(1)	3,000,000	3,293,910
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16(1)	$4,645,000	$5,327,908
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/17(1)	4,000,000	4,624,720
		15,397,598
OHIO — 1.2%
Ohio Higher Educational Facilities Rev., (Ashland University), 6.25%, 9/1/24	1,925,000	1,940,130
Pinnacle Community Infrastructure Financing Facilities Auth. Rev., Series 2004 A, 6.25%, 12/1/36(1)	1,800,000	1,423,314
		3,363,444
OKLAHOMA — 1.2%
Oklahoma City Industrial & Cultural Facilities Trust Rev., 6.75%, 1/1/23(1)	750,000	687,915
Tulsa County Industrial Auth. Senior Living Community Rev., Series 2010 A, (Montereau, Inc.), 7.25%, 11/1/40	2,500,000	2,469,700
		3,157,615
OREGON — 1.4%
Forest Grove Student Housing Rev., (Oak Tree Foundation), 5.50%, 3/1/37(2)	2,330,000	2,094,693
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39(1)	1,300,000	1,360,853
Redmond Airport Rev., 6.25%, 6/1/39	200,000	203,372
		3,658,918
PENNSYLVANIA — 3.2%
Allegheny County Industrial Development Auth. Rev., (Environmental Improvements), 6.75%, 11/1/24(1)	1,000,000	1,046,240
Allegheny County Industrial Development Auth. Rev., (Environmental Improvements), 6.875%, 5/1/30(1)	1,000,000	1,040,440

15

	Principal Amount	Value
Allegheny County Redevelopment Auth. Tax Allocation Rev., (Pittsburgh Mills), 5.60%, 7/1/23	$1,500,000	$1,392,360
Pennsylvania Economic Development Financing Auth. Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	2,000,000	2,121,080
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16(1)	1,440,000	1,589,227
Philadelphia Municipal Auth. Lease Rev., 6.50%, 4/1/39(1)	1,500,000	1,582,470
		8,771,817
PUERTO RICO — 1.8%
Puerto Rico Electric Power Auth. Rev., Series 2010 XX, 5.25%, 7/1/40(1)	3,250,000	3,216,135
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38(1)	1,500,000	1,559,115
		4,775,250
SOUTH CAROLINA — 0.8%
South Carolina Jobs-Economic Development Auth. Hospital Rev., (Palmetto Health), 5.75%, 8/1/39(1)	2,300,000	2,283,808
TENNESSEE — 2.7%
Chattanooga Health Educational & Housing Facility Board Rev., Series 2005 B, (Campus Development Foundation, Inc. Phase I LLC), 6.00%, 10/1/35(1)	3,565,000	3,166,611
Shelby County Health Educational & Housing Facilities Board Rev., Series 2008 C, 5.25%, 6/1/17(1)	3,695,000	4,068,158
		7,234,769
TEXAS — 6.2%
La Vernia Higher Education Finance Corp. Rev., Series 2009 A, (Kipp, Inc.), 6.25%, 8/15/39(1)	1,000,000	1,001,880
Love Field Airport Modernization Corp. Special Tax Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40(1)	1,780,000	1,657,109
North Texas Thruway Auth. Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13(1)	5,300,000	5,666,495
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Air Force Village), 6.375%, 11/15/44	$2,500,000	$2,484,100
Texas Private Activity Bond Surface Transportation Corp. Rev., (Senior Lien/LBJ Infrastructure), 7.00%, 6/30/40	3,000,000	3,108,330
Texas Public Finance Auth. Charter School Finance Corp. Rev., Series 2010 A, (Cosmos Foundation, Inc.), 6.20%, 2/15/40(1)	1,500,000	1,475,970
Travis County Health Facilities Development Corp. Rev., (Westminster Manor Health), 7.125%, 11/1/40	1,500,000	1,555,875
		16,949,759
U.S. VIRGIN ISLANDS — 1.3%
Virgin Islands Public Finance Auth. Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,101,920
Virgin Islands Public Finance Auth. Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29(1)	1,500,000	1,457,955
		3,559,875
VIRGINIA — 1.5%
Peninsula Town Center Community Development Auth. Rev., 6.45%, 9/1/37	3,000,000	2,832,330
Washington County Industrial Development Auth. Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38(1)	1,000,000	1,127,130
		3,959,460
WASHINGTON — 0.5%
Port of Seattle Rev., Series 2000 B, 6.00%, 2/1/15 (NATL)(1)	250,000	283,805
Washington Health Care Facilities Auth. Rev., Series 2009 A, (Swedish Health Services), 6.50%, 11/15/33	1,000,000	1,059,160
		1,342,965
WEST VIRGINIA — 0.5%
West Virginia Economic Development Auth. Solid Waste Disposal Facilities Rev., Series 2010 A, (Appalachian Power Co.), VRDN, 5.375%, 12/1/20(1)	1,500,000	1,486,065

16

	Principal Amount	Value
WISCONSIN — 1.6%
Wisconsin Health & Educational Facilities Auth. Rev., (Luther Hospital), 5.75%, 11/15/30(1)	$1,200,000	$1,270,764
Wisconsin Health & Educational Facilities Auth. Rev., Series 2004 A, (Southwest Health Center), 6.25%, 4/1/34	2,000,000	1,925,060
Wisconsin Health & Educational Facilities Auth. Rev., Series 2009 A, (St. John’s Communities, Inc.), 7.625%, 9/15/39	1,000,000	1,035,850
		4,231,674
WYOMING — 0.8%
Campbell County Solid Waste Facilities Rev., Series 2009 A, (Basin Electric Power Cooperative), 5.75%, 7/15/39(1)	$2,000,000	$2,138,600
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $273,995,201)		266,276,052
OTHER ASSETS AND LIABILITIES — 1.8%		5,017,152
TOTAL NET ASSETS — 100.0%		$271,293,204

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
90	U.S. Long Bond	March 2011	$11,455,313	$6,790

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
296	U.S. Treasury 2-Year Notes	March 2011	$64,935,000	$24,203

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

GO = General Obligation

LIBOR = London Interbank Offered Rate

NATL = National Public Finance Guarantee Corporation

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $78,785,000.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $14,446,528, which represented 5.3% of total net assets.

(3)	Security is in default.

(4)	When-issued security.

(5)	Escrowed to maturity in U.S. government securities or state and local government securities.

(6)	Non-income producing.

(7)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

NOVEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $273,995,201)	$266,276,052
Cash	70,466
Receivable for investments sold	2,112,724
Receivable for capital shares sold	1,334,141
Receivable for variation margin on futures contracts	53,438
Interest receivable	4,974,630
274,821,451

Liabilities
Payable for investments purchased	2,500,000
Payable for capital shares redeemed	468,244
Payable for variation margin on futures contracts	78,625
Accrued management fees	146,000
Distribution and service fees payable	51,242
Dividends payable	284,136
3,528,247

Net Assets	$271,293,204

Net Assets Consist of:
Capital paid in	$315,075,654
Accumulated net realized loss	(36,094,294)
Net unrealized depreciation	(7,688,156)
$271,293,204

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$134,613,258	15,543,255	$8.66
Institutional Class	$26,006	3,003	$8.66
A Class	$106,179,421	12,260,488	$8.66	*
B Class	$2,377,538	274,529	$8.66
C Class	$28,096,981	3,245,990	$8.66

*Maximum offering price $9.07 (net asset value divided by 0.955)

See Notes to Financial Statements.

18

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$8,943,678

Expenses:
Management fees	937,142
Distribution and service fees:
A Class	162,627
B Class	12,648
C Class	151,346
Trustees’ fees and expenses	4,681
Other expenses	10,712
1,279,156

Net investment income (loss)	7,664,522

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,134,158)
Futures contract transactions	(927,945)
(4,062,103)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,476,924)
Futures contracts	173,158
(1,303,766)

Net realized and unrealized gain (loss)	(5,365,869)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,298,653

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MAY 31, 2010
Increase (Decrease) in Net Assets	November 30, 2010	May 31, 2010
Operations
Net investment income (loss)	$7,664,522	$13,297,798
Net realized gain (loss)	(4,062,103)	(15,331,567)
Change in net unrealized appreciation (depreciation)	(1,303,766)	42,822,711
Net increase (decrease) in net assets resulting from operations	2,298,653	40,788,942

Distributions to Shareholders
From net investment income:
Investor Class	(3,803,950)	(5,707,098)
Institutional Class	(704)	(319)
A Class	(3,180,519)	(6,284,384)
B Class	(52,397)	(127,227)
C Class	(626,952)	(1,179,101)
Decrease in net assets from distributions	(7,664,522)	(13,298,129)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(17,779,744)	45,154,745

Net increase (decrease) in net assets	(23,145,613)	72,645,558

Net Assets
Beginning of period	294,438,817	221,793,259
End of period	$271,293,204	$294,438,817

See Notes to Financial Statements.

20

Notes to Financial Statements

NOVEMBER 30, 2010 (UNAUDITED)

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. The fund pursues its objectives by investing a portion of its assets in lower-rated and unrated municipal securities. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the Institutional Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

21

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders —Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended November 30, 2010 was 0.60% for the Investor Class, A Class, B Class and C Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended November 30, 2010, are detailed in the Statement of Operations.

22

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2010, were $47,676,330 and $59,060,018, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended November 30, 2010		Year ended May 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	6,723,187	$59,594,445	8,211,992	$69,589,486
Issued in reinvestment of distributions	336,265	2,987,340	522,768	4,429,056
Redeemed	(6,505,871)	(57,678,009)	(4,182,197)	(35,613,780)
	553,581	4,903,776	4,552,563	38,404,762
Institutional Class
Sold	—	—	2,886	25,000
Issued in reinvestment of distributions	80	704	37	319
	80	704	2,923	25,319
A Class
Sold	1,525,615	13,603,392	4,398,679	37,187,350
Issued in reinvestment of distributions	272,963	2,425,959	551,204	4,645,556
Redeemed	(4,308,338)	(37,810,820)	(4,250,762)	(35,933,107)
	(2,509,760)	(21,781,469)	699,121	5,899,799
B Class
Sold	6,384	56,723	29,502	236,485
Issued in reinvestment of distributions	3,476	30,868	7,014	59,236
Redeemed	(34,504)	(305,584)	(88,495)	(753,378)
	(24,644)	(217,993)	(51,979)	(457,657)
C Class
Sold	459,194	4,068,054	989,274	8,350,837
Issued in reinvestment of distributions	33,724	299,310	67,471	568,633
Redeemed	(572,349)	(5,052,126)	(915,936)	(7,636,948)
	(79,431)	(684,762)	140,809	1,282,522
Net increase (decrease)	(2,060,174)	$(17,779,744)	5,343,437	$45,154,745

(1)	March 1, 2010 (commencement of sale) through May 31, 2010 for the Institutional Class.

23

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of November 30, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $53,438 in receivable for variation margin on futures contracts and as a liability of $78,625 in payable for variation margin on futures contracts. For the six months ended November 30, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $(927,945) in net realized gain (loss) on futures contract transactions and $173,158 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity and default risk.

24

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$273,995,201
Gross tax appreciation of investments	$8,299,189
Gross tax depreciation of investments	(16,018,338)
Net tax appreciation (depreciation)	$(7,719,149)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of May 31, 2010, the fund had accumulated capital losses of $(24,667,919), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018
$(145,918)	$(700,317)	—	—	$(4,227,228)	$(8,112,975)	$(11,481,481)

The fund has elected to treat $(7,877,841) of net capital losses incurred in the seven-month period ended May 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

25

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.82		$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.23	(2)	0.45 (2)	0.50	0.52	0.51	0.50
Net Realized and Unrealized Gain (Loss)	(0.16)		0.92	(1.72)	(1.05)	0.18	— (3)
Total From Investment Operations	0.07		1.37	(1.22)	(0.53)	0.69	0.50
Distributions
From Net Investment Income	(0.23)		(0.46)	(0.50)	(0.52)	(0.51)	(0.50)
Net Asset Value, End of Period	$8.66		$8.82	$7.91	$9.63	$10.68	$10.50

Total Return(4)	0.75%		17.68%	(12.70)%	(5.01)%	6.70%	4.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.61	%(5)	0.61%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.15	%(5)	5.40%	5.97%	5.16%	4.80%	4.80%
Portfolio Turnover Rate	17%		25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$134,613		$132,196	$82,547	$87,127	$97,254	$84,896

(1)	Six months ended November 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

26

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.82		$8.66
Income From Investment Operations
Net Investment Income (Loss)(3)	0.24		0.12
Net Realized and Unrealized Gain (Loss)	(0.16)		0.15
Total From Investment Operations	0.08		0.27
Distributions
From Net Investment Income	(0.24)		(0.11)
Net Asset Value, End of Period	$8.66		$8.82

Total Return(4)	0.85%		3.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.41	%(5)	0.41	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	5.35	%(5)	5.50	%(5)
Portfolio Turnover Rate	17%		25	%(6)
Net Assets, End of Period (in thousands)	$26		$26

(1)	Six months ended November 30, 2010 (unaudited).

(2)	March 1, 2010 (commencement of sale) through May 31, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

27

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.82		$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.22	(2)	0.43 (2)	0.48	0.50	0.48	0.48
Net Realized and Unrealized Gain (Loss)	(0.16)		0.91	(1.72)	(1.05)	0.18	— (3)
Total From Investment Operations	0.06		1.34	(1.24)	(0.55)	0.66	0.48
Distributions
From Net Investment Income	(0.22)		(0.43)	(0.48)	(0.50)	(0.48)	(0.48)
Net Asset Value, End of Period	$8.66		$8.82	$7.91	$9.63	$10.68	$10.50

Total Return(4)	0.62%		17.39%	(12.92)%	(5.25)%	6.43%	4.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.86	%(5)	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.90	%(5)	5.15%	5.72%	4.91%	4.55%	4.55%
Portfolio Turnover Rate	17%		25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$106,179		$130,266	$111,293	$140,037	$158,622	$129,681

(1)	Six months ended November 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

28

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.82		$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.18	(2)	0.37 (2)	0.42	0.42	0.40	0.40
Net Realized and Unrealized Gain (Loss)	(0.16)		0.91	(1.72)	(1.05)	0.18	— (3)
Total From Investment Operations	0.02		1.28	(1.30)	(0.63)	0.58	0.40
Distributions
From Net Investment Income	(0.18)		(0.37)	(0.42)	(0.42)	(0.40)	(0.40)
Net Asset Value, End of Period	$8.66		$8.82	$7.91	$9.63	$10.68	$10.50

Total Return(4)	0.25%		16.52%	(13.58)%	(5.96)%	5.64%	3.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61	%(5)	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.15	%(5)	4.40%	4.97%	4.16%	3.80%	3.80%
Portfolio Turnover Rate	17%		25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$2,378		$2,638	$2,777	$3,805	$4,790	$4,468

(1)	Six months ended November 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

29

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.81		$7.91	$9.63	$10.68	$10.50	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.18	(2)	0.37 (2)	0.41	0.42	0.40	0.40
Net Realized and Unrealized Gain (Loss)	(0.15)		0.90	(1.72)	(1.05)	0.18	— (3)
Total From Investment Operations	0.03		1.27	(1.31)	(0.63)	0.58	0.40
Distributions
From Net Investment Income	(0.18)		(0.37)	(0.41)	(0.42)	(0.40)	(0.40)
Net Asset Value, End of Period	$8.66		$8.81	$7.91	$9.63	$10.68	$10.50

Total Return(4)	0.36%		16.39%	(13.58)%	(5.96)%	5.64%	3.86%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61	%(5)	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.15	%(5)	4.40%	4.97%	4.16%	3.80%	3.80%
Portfolio Turnover Rate	17%		25%	44%	69%	36%	16%
Net Assets, End of Period (in thousands)	$28,097		$29,313	$25,176	$34,072	$38,287	$29,862

(1)	Six months ended November 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, and C Classes	For:	138,838,298
	Against:	3,097,134
	Abstain:	5,005,505
	Broker Non-Vote:	59,320,007

31

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70212   1101

SEMIANNUAL REPORT   NOVEMBER 30, 2010

Intermediate-Term Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five States & Territories	8
Top Five Sectors	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	36
Statement of Operations	37
Statement of Changes in Net Assets	38
Notes to Financial Statements	39
Financial Highlights	44

Other Information

Proxy Voting Results	48
Additional Information	49

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Municipal bonds (munis) produced mostly modest, positive returns in the six months ended November 30, 2010 (see the accompanying table). Economic and market data in this period were mixed. On the one hand, the housing market remained weak and the unemployment rate rose to 9.8% in November, while the European sovereign debt crisis flared up again, reigniting worries about the health of the global economy and financial system. On the other hand, manufacturing activity and consumer confidence improved, while corporate profits remained strong.

Worries about the health of the economy and potential deflation led the Federal Reserve in November to initiate another round of government bond purchases to boost the money supply (so-called “quantitative easing”). Investors reacted by selling Treasury debt, reflecting skepticism about the plan’s objectives, and belief that further monetary easing presents undue risk of future inflation. As a result, bonds ended the period on a down note, giving back some of their earlier gains.

Municipal Market Review

Slow, steady improvement in economic and market conditions benefited credit-sensitive munis. Those conditions also meant that non-rated and lower-rated munis generally outperformed those rated AAA and AA. Looking at returns by sector, municipal general obligation debt generally performed better than revenue and pre-refunded securities for the six months. However, munis trailed Treasury securities, largely as a result of muni market volatility toward the end of the reporting period.

We believe the recent muni market turmoil occurred for reasons both emotional and fundamental, including U.S. housing and labor market stagnation and their impact on tax receipts; persistent budget imbalances in some state and local governments; proposed federal tax-cut extensions; uncertainty about the federally subsidized Build America Bonds program and other federal support for state and local programs; a wave of negative muni credit publicity; and near-term supply surges and demand declines.

This turmoil, which is part of the market’s long, slow healing process from the 2008 financial crisis, opened potential buying opportunities for long-term investors. We believe muni credit, though under pressure, will be mostly resilient.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2010*
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	2.78%	Aggregate Bond	3.85%
Municipal High Yield Bond	2.67%	Treasury Bond	3.74%
Municipal Bond	1.12%	*Total returns for periods less than one year are not annualized.
Long-Term Municipal Bond	0.06%

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception		Inception Date
Investor Class	TWTIX	1.27%	4.37%	4.46%	4.72%	5.28%		3/2/87
Barclays Capital 7 Year Municipal Bond Index(2)	—	2.78%	5.52%	5.60%	5.50%	N/A	(3)	—
Barclays Capital 5 Year GO Bond Index	—	2.11%	4.25%	5.28%	5.06%	5.57%	(4)	—
Average Return of Lipper’s Intermediate Municipal Debt Funds(5)	—	1.23%	3.94%	3.92%	4.31%	5.39%	(6)	—
Investor Class’s Lipper Ranking as of November 30, 2010(5) as of December 31, 2010(5)		— —	48 of 148 68 of 148	25 of 123 29 of 125	18 of 73 18 of 74	7 of 11 7 of 11		—
Institutional Class	AXBIX	1.37%	4.58%	4.67%	—	4.17%		4/15/03
A Class No sales charge* With sales charge*	TWWOX	1.15% -3.39%	— —	— —	— —	2.51% -2.11%	(1) (1)	3/1/10
C Class No sales charge* With sales charge*	TWTCX	0.77% -0.23%	— —	— —	— —	1.85% 0.85%	(1) (1)	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)
Effective August 1, 2010, the fund’s benchmark changed from the Barclays Capital 5 Year GO Bond Index to the Barclays Capital 7 Year Municipal Bond Index. This change was effected to better align the benchmark’s duration with the fund’s duration.

(3)	Benchmark data first available 1/1/90.

(4)	Since 2/28/87, the date nearest the Investor Class’s inception for which data are available.

(5)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(6)	Since 3/31/87, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.48%	0.28%	0.73%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Intermediate-Term Tax-Free returned 1.27%* for the six months ended November 30, 2010. By comparison, the Barclays Capital 7 Year Municipal Bond and 5 Year GO Bond indices gained 2.78% and 2.11%, respectively. The average return of the intermediate municipal debt funds tracked by Lipper Inc. was 1.23% for the same period. The portfolio’s average annual returns also exceeded those of its Lipper group average for the one-, five-, and 10-year periods ended in November (see page 4).

The portfolio’s absolute returns reflect the challenging environment for municipal bonds (munis) as the reporting period ended (see the Market Perspective on page 3). The portfolio trailed the 7 and 5 Year Bond indices, which were the two best-performing maturity segments in the market for the six months, according to Barclays Capital. Key determinants of portfolio performance were its credit and sector positioning.

Credit Allocation Mixed

The portfolio’s credit allocation had a mixed effect on performance. We held nearly 60% of assets in securities rated AAA and AA as of November 30. That detracted from relative performance for the six months as a whole, when lower-rated bonds outperformed. However, it was beneficial to hold higher-rated debt during the market volatility late in the reporting period.

We should also point out that we added select bonds rated A and BBB over the last six months. In particular, we have been buying securities with attractive yields and/or credit and maturity structures that we believe are positioned to do well over a long-term investment horizon.

Sector Allocation Mostly Positive

Looking at sector allocation effects, we tended to avoid tax-backed bonds and the more volatile, corporate-backed sectors in favor of revenue bonds. Within the universe of revenue bonds, we typically favored essential service revenue bonds (such as utilities, education, and health care debt), while holding an underweight position in industrial development revenue and pollution control revenue (IDR/PCR) bonds. This was beneficial because electric and health care were two of the better-performing slices of the revenue bond index for the reporting period, while IDR/PCR securities lagged. In addition to these core positions in essential service revenue bonds, we worked hard to take advantage of oversupply in sectors such as airport revenue bonds and higher education, looking to add securities at what we considered temporarily depressed prices.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Portfolio Name Changed

On November 1, 2010, Tax-Free Bond Fund’s name changed to Intermediate-Term Tax-Free Bond Fund. This change reflected a move to standardize the naming conventions for our muni funds. The portfolio’s investment process and team remain the same; however, the fund’s weighted average maturity (a measure of share price sensitivity to interest rate changes) will not be less than three years or more than 10 years.

Municipal Credit Comment

We continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Muni credit challenges do exist, but the situation is not as dire as some media reports make it out to be. The media’s focus on a handful of troubled state and local issuers overshadowed 2010’s improvements in state tax receipts and austerity measures taken to achieve municipal financial stability.

We do not dispute that prolonged subpar economic growth has put the credit quality of muni issuers under pressure. We expect more credit rating downgrades and a handful of additional defaults at the local level. But that’s far less severe than the broad muni market collapse suggested by the media. We think muni credit quality in general will be resilient. Muni debt service typically has a high priority claim on revenues, and muni issuers can be very resourceful in terms of finding and generating income.

Outlook

“Our muni market outlook is based upon our macroeconomic outlook, which calls for a slow and steady recovery,” says Steven Permut, senior vice president and senior portfolio manager. “Because municipal credit trends tend to lag changes in the broad economy by 12-36 months, we expect municipal credit to show slow, gradual improvement. But we’ve also seen how negative headlines about a handful of municipal issuers can weigh on the entire market, and we shouldn’t discount that risk going forward.”

“In addition,” Permut continues, “developments in Washington are contributing to muni supply and demand concerns and volatility in the near term. The extension of 2001 and 2003 tax cuts dampens the appeal of munis’ tax-free income, while the expiration of the Build America Bonds program should increase tax-exempt bond supply in 2011. But the resulting short-term market swings present the long-term, value-oriented investor with attractive buying opportunities. So, while we will continue to favor higher-quality essential service revenue bonds over higher-volatility securities, we will look to take advantage of market price declines to add select bonds trading at attractive yields that we believe to be out of line with their actual risks.”

Portfolio at a Glance
As of 11/30/10
Weighted Average Maturity	9.7 years
Average Duration (Modified)	5.1 years

Yields as of November 30, 2010
30-Day SEC Yield(1)
Investor Class	2.51%
Institutional Class	2.71%
A Class	2.16%
C Class	1.51%
Investor Class 30-Day Tax-Equivalent Yields(1)(2)
25.00% Tax Bracket	3.35%
28.00% Tax Bracket	3.49%
33.00% Tax Bracket	3.75%
35.00% Tax Bracket	3.86%
(1)Yields would have been lower if a portion of the management fee had not been waived.
(2)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories
% of net assets as of 11/30/10
California	17.8%
New York	9.7%
Texas	6.5%
Illinois	5.8%
Pennsylvania	5.6%

Top Five Sectors as of November 30, 2010
% of fund investments
General Obligation (GO)	26%
Electric Revenue	11%
Hospital Revenue	10%
Transportation Revenue	10%
Lease/Certificate of Participation	10%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/10	Ending Account Value 11/30/10		Expenses Paid During Period(1) 6/1/10 – 11/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,012.70		$2.37	0.47%
Investor Class (before waiver)	$1,000	$1012.70	(2)	$2.42	0.48%
Institutional Class (after waiver)	$1,000	$1,013.70		$1.36	0.27%
Institutional Class (before waiver)	$1,000	$1013.70	(2)	$1.41	0.28%
A Class (after waiver)	$1,000	$1,011.50		$3.63	0.72%
A Class (before waiver)	$1,000	$1011.50	(2)	$3.68	0.73%
C Class (after waiver)	$1,000	$1,007.70		$7.40	1.47%
C Class (before waiver)	$1,000	$1007.70	(2)	$7.45	1.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.71		$2.38	0.47%
Investor Class (before waiver)	$1,000	$1,022.66		$2.43	0.48%
Institutional Class (after waiver)	$1,000	$1,023.71		$1.37	0.27%
Institutional Class (before waiver)	$1,000	$1,023.66		$1.42	0.28%
A Class (after waiver)	$1,000	$1,021.46		$3.65	0.72%
A Class (before waiver)	$1,000	$1,021.41		$3.70	0.73%
C Class (after waiver)	$1,000	$1,017.70		$7.44	1.47%
C Class (before waiver)	$1,000	$1,017.65		$7.49	1.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

NOVEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Municipal Securities — 99.6%
ALABAMA — 0.2%
East Central Industrial Development Auth. Rev., 5.25%, 9/1/13 (Ambac)(1)	$810,000	$812,568
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	645,000	694,762
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	790,000	850,948
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	840,000	904,806
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	1,035,000	1,114,850
		4,377,934
ALASKA — 0.1%
Aleutians East Borough Project Rev., (Aleutian Pribilof Islands, Inc.), 5.00%, 6/1/20 (ACA)(1)	1,875,000	1,702,181
ARIZONA — 3.9%
Arizona Health Facilities Auth. Rev., (Blood Systems, Inc.), 4.00%, 4/1/12(1)	1,275,000	1,312,103
Arizona Health Facilities Auth. Rev., (Blood Systems, Inc.), 5.00%, 4/1/21(1)	1,000,000	1,016,820
Arizona Health Facilities Auth. Rev., Series 2007 B, (Banner Health), VRN, 1.00%, 1/4/11, resets quarterly at 67% of the 3-month LIBOR plus 0.81% with no caps(1)	7,500,000	4,872,675
Arizona Health Facilities Auth. Rev., Series 2008 D, (Banner Health), 5.00%, 1/1/15(1)	3,000,000	3,295,680
Arizona School Facilities Board Rev., (State School Improvement), 5.50%, 7/1/11, Prerefunded at 100% of Par(1)(2)	1,750,000	1,803,725
Arizona State University COP, Series 2006 A, (University of Arizona), 5.00%, 6/1/18 (Ambac)(1)	1,935,000	2,108,957
Arizona Tourism & Sports Auth. Rev., (Baseball Training Facilities), 5.00%, 7/1/11(1)	$1,000,000	$1,013,790
Arizona Tourism & Sports Auth. Rev., (Baseball Training Facilities), 5.00%, 7/1/12(1)	1,000,000	1,031,510
Arizona Tourism & Sports Auth. Rev., (Baseball Training Facilities), 5.00%, 7/1/13(1)	1,880,000	1,958,546
Arizona Tourism & Sports Auth. Rev., Series 2003 A, (Multipurpose Stadium Facility), 5.25%, 7/1/17, Partially Prerefunded at 100% of Par (NATL)(1)	2,000,000	2,099,460
Arizona Water Infrastructure Finance Auth. Rev., Series 2010 A, 5.00%, 10/1/18(1)	3,000,000	3,537,630
Arizona Water Infrastructure Finance Auth. Rev., Series 2010 A, (Water Quality), 5.00%, 10/1/30(1)	5,000,000	5,317,250
Energy Management Services LLC Rev., (Arizona State University-Main Campus), 4.50%, 7/1/11 (NATL)(1)	1,910,000	1,956,871
Energy Management Services LLC Rev., (Arizona State University-Main Campus), 4.50%, 7/1/12 (NATL)(1)	2,130,000	2,260,761
Glendale Industrial Development Auth. Rev., Series 2001 A, (Midwestern University), 5.75%, 5/15/11, Prerefunded at 101% of Par(2)	500,000	517,585
Maricopa County Gilbert Unified School District No. 41 GO, 5.75%, 7/1/11 (AGM)(1)	1,155,000	1,191,729
Maricopa County Phoenix Union High School District No. 210 GO, 4.75%, 7/1/11 (AGM)(1)	1,445,000	1,482,411
Maricopa County Saddle Mountain Unified School District No. 90 GO, Series 2003 A, (School Improvements), 5.25%, 7/1/11(1)	2,415,000	2,456,610

	Principal Amount	Value
Maricopa County Saddle Mountain Unified School District No. 90 GO, Series 2003 A, (School Improvements), 5.25%, 7/1/12(1)	$2,000,000	$2,087,200
Maricopa County Scottsdale Unified School District No. 48 GO, 6.60%, 7/1/12(1)	1,000,000	1,091,340
Mohave County Community College District Rev., 5.75%, 3/1/14 (Ambac)(1)	1,265,000	1,269,529
Mohave County Industrial Development Auth. Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25(1)	5,000,000	5,674,300
Mohave County Industrial Development Auth. Rev., Series 2004 A, (Mohave Prison), 5.00%, 4/1/14 (XLCA)(1)(2)	1,655,000	1,868,743
Navajo County Unified School District No. 20 Rev., Series 2006 A, 5.00%, 7/1/17 (NATL)(1)	1,815,000	2,070,697
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40(1)	3,000,000	2,923,020
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24(1)	1,750,000	1,944,408
Phoenix Civic Improvement Corp. Water System Rev., (Junior Lien), 5.50%, 7/1/19 (NATL/FGIC)(1)	1,000,000	1,063,020
Phoenix GO, Series 1995 A, 6.25%, 7/1/17(1)	1,070,000	1,342,229
Phoenix Industrial Development Auth. Government Office Lease Rev., (Capitol Mall LLC), 5.00%, 9/15/26 (Ambac)(1)	1,750,000	1,767,675
Pima County Indian Oasis-Baboquivari Unified School District No. 40 Rev., Series 2002 A, 4.60%, 7/1/13 (NATL)(1)	1,200,000	1,260,012
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)(1)	1,710,000	1,948,117
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)(1)	$1,800,000	$2,038,950
Pima County Tucson Unified School District No. 1 GO, 4.625%, 7/1/13 (AGM)(1)	2,600,000	2,746,016
Pinal County Apache Junction Unified School District No. 43 GO, Series 2006 B, (School Improvements), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(1)(2)	775,000	921,878
Pinal County COP, 4.75%, 6/1/11, Prerefunded at 101% of Par (Ambac)(1)(2)	820,000	846,330
Pinal County COP, 5.00%, 12/1/25(1)	3,920,000	3,942,579
Queen Creek Improvement District No. 1 Special Assessment Rev., 5.00%, 1/1/16(1)	1,000,000	1,010,110
South Tucson Municipal Property Corp. Rev., 5.50%, 6/1/11, Prerefunded at 100% of Par(1)(2)	3,085,000	3,164,223
University of Arizona COP, Series 2002 A, 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)(2)	1,505,000	1,613,225
		81,827,714
CALIFORNIA — 17.8%
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22(1)	6,215,000	6,795,978
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16(1)	2,450,000	2,833,180
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21(1)	10,000,000	11,068,100
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19(1)	5,000,000	5,774,850
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/14(1)	5,000,000	5,589,100
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15(1)	3,750,000	4,282,388

	Principal Amount	Value
California Department of Water Resources Power Supply Rev., Series 2008 AE, (Central Valley), 5.00%, 12/1/22(1)	$3,000,000	$3,323,670
California Department of Water Resources Power Supply Rev., Series 2009 AF, (Central Valley), 5.00%, 12/1/22(1)	10,000,000	11,193,800
California Educational Facilities Auth. Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24(1)	3,500,000	3,886,365
California GO, 5.00%, 10/1/16(1)	10,000,000	11,202,300
California GO, 5.00%, 10/1/18(1)	10,000,000	11,084,900
California GO, 5.75%, 4/1/31(1)	16,630,000	17,224,024
California GO, 6.00%, 4/1/38(1)	5,000,000	5,238,100
California GO, 5.50%, 11/1/39(1)	10,000,000	10,045,000
California GO, Series 2009 B, VRDN, 5.00%, 7/1/14(1)	8,000,000	8,839,600
California Health Facilities Financing Auth. Rev., Series 2008 A3, (Stanford Hospital), VRDN, 3.45%, 6/15/11(1)	2,300,000	2,338,709
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38(1)	2,125,000	2,382,019
California Health Facilities Financing Auth. Rev., Series 2008 I, (Catholic Healthcare West), 5.125%, 7/1/22(1)	5,725,000	6,000,029
California Health Facilities Financing Auth. Rev., Series 2009 A, (Adventist Health System West), 5.75%, 9/1/39(1)	2,500,000	2,542,725
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 5.50%, 7/1/22(1)	5,000,000	5,396,950
California Health Facilities Financing Auth. Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38(1)	10,000,000	10,453,200
California Municipal Finance Auth. Rev., (Community Hospital of Central California), 5.50%, 2/1/39(1)	$1,450,000	$1,326,054
California Public Works Board Lease Rev., Series 2009 A, (Department General Services-Buildings 8 & 9), 6.25%, 4/1/34(1)	4,000,000	4,164,160
California Public Works Board Rev., Series 2009 G1, 5.00%, 10/1/16(1)	10,000,000	10,931,400
California Public Works Board Rev., Series 2009 I1, 5.375%, 11/1/22(1)	8,000,000	8,267,520
California Rev., Series 2010 A2, 3.00%, 6/28/11	15,000,000	15,113,250
California Statewide Communities Development Auth. Rev., (Proposition 1A Receivables), 5.00%, 6/15/13(1)	14,500,000	15,613,455
California Statewide Communities Development Auth. Rev., Series 2001 B, (Kaiser Permanente), VRDN, 3.90%, 7/1/14(1)	2,000,000	2,131,200
California Statewide Communities Development Auth. Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/16(1)	8,000,000	8,883,200
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.00%, 10/1/12 (AGM)(1)	845,000	902,730
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.00%, 10/1/12 (AGM)(1)(2)	230,000	248,692
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/13, Prerefunded at 101% of Par (AGM)(1)(2)	430,000	489,125
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/19 (AGM)(1)	1,570,000	1,707,626

	Principal Amount	Value
Foothill-De Anza Community College District GO, Series 2007 B, 5.00%, 8/1/17 (Ambac)(1)	$3,510,000	$4,114,071
Foothill-De Anza Community College District GO, Series 2007 B, (Election of 2006), 5.00%, 8/1/27 (Ambac)(1)	1,725,000	1,777,630
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47(1)	3,000,000	1,937,220
Hesperia Unified School District COP, (2007 Capital Improvement), 5.00%, 2/1/17 (Ambac)(1)	1,070,000	1,160,415
Hillsborough COP, Series 2006 A, (Water & Sewer System), VRDN, 0.30%, 12/2/10 (SBBPA: J.P. Morgan Chase Bank N.A.)(1)	4,870,000	4,870,000
Imperial Irrigation District COP, (Water System), 5.50%, 7/1/11, Prerefunded at 101% of Par (Ambac)(2)	1,170,000	1,217,174
Imperial Irrigation District COP, (Water System), 5.50%, 7/1/29 (Ambac)(1)	1,830,000	1,852,966
Los Angeles Community College District GO, Series 2008 E1, (Election of 2001), 5.00%, 8/1/20(1)	2,250,000	2,487,465
Los Angeles Community College District GO, Series 2010 C, (Election of 2008), 5.25%, 8/1/39(1)	5,000,000	5,100,300
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20(1)	5,000,000	5,733,550
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/18(1)	2,300,000	2,628,417
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/20(1)	6,065,000	6,760,656
Los Angeles Unified School District GO, Series 2009 I, 5.00%, 7/1/21(1)	6,520,000	7,128,381
Manteca Unified School District GO, 5.25%, 8/1/14, Prerefunded at 100% of Par (AGM)(1)(2)	2,200,000	2,540,846
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35(1)	2,300,000	2,370,311
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/19 (AGC)(1)	$2,300,000	$2,572,895
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/20 (AGC)(1)	2,500,000	2,748,750
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/21 (AGC)(1)	5,000,000	5,402,350
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16(1)	1,000,000	1,141,890
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/17(1)	1,500,000	1,716,195
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	5,735,000	5,479,219
Plumas Unified School District GO, 5.25%, 8/1/20 (AGM)(1)	1,000,000	1,151,050
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33(1)	4,700,000	5,194,440
San Diego Public Facilities Financing Sewer Auth. Rev., Series 2010 A, 5.25%, 5/15/24(1)	6,600,000	7,359,858
San Diego Public Facilities Financing Water Auth. Rev., Series 2010 A, 5.00%, 8/1/22(1)	2,000,000	2,210,660
San Diego Public Facilities Financing Water Auth. Rev., Series 2010 A, 5.00%, 8/1/23(1)	3,000,000	3,272,640
San Francisco City and County Airports Commission Rev., Series 2008-34F, 5.00%, 5/1/17 (AGC)(1)	4,140,000	4,696,126
San Francisco Uptown Parking Corp. Rev., (Union Square), 5.50%, 7/1/15 (NATL)(1)	1,830,000	1,897,326
San Francisco Uptown Parking Corp. Rev., (Union Square), 6.00%, 7/1/20 (NATL)(1)	1,000,000	1,045,860

	Principal Amount	Value
San Francisco Uptown Parking Corp. Rev., (Union Square), 6.00%, 7/1/31 (NATL)(1)	$2,000,000	$2,083,220
San Marcos Public Facilities Auth. Tax Allocation Rev., Series 2006 A, (Project Area No. 3), 5.00%, 8/1/20 (Ambac)(1)	1,525,000	1,572,305
Southern California Public Power Auth. Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22(1)	2,875,000	3,116,213
Tuolumne Wind Project Auth. Rev., Series 2009 A, 5.625%, 1/1/29(1)	2,800,000	2,990,876
Twin Rivers Unified School District COP, (Facility Bridge Program), 3.50%, 6/1/41 (AGM)(1)	10,000,000	9,966,800
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21(1)	9,000,000	9,278,280
Victorville Joint Powers Financing Auth. Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.75%, 12/2/10 (LOC: BNP Paribas)(1)	28,000,000	28,000,000
Vista COP, (Community Projects), 5.00%, 5/1/37 (NATL)(1)	5,300,000	4,908,542
		376,758,296
COLORADO — 1.9%
Arapahoe County Water & Wastewater Public Improvement District GO, Series 2002 B, 5.75%, 12/1/17 (NATL)(1)	1,100,000	1,173,557
Aurora Hospital Rev., (Children’s Hospital Association), 5.00%, 12/1/40(1)	1,250,000	1,210,387
Colorado Educational & Cultural Facilities Auth. Rev., (Northwest Nazarene University Facilities), 4.60%, 11/1/16(1)	760,000	765,442
Colorado Health Facilities Auth. Rev., (Catholic Health Initiatives), 6.00%, 10/1/23(1)	1,500,000	1,679,670
Colorado Health Facilities Auth. Rev., (Yampa Valley Medical Center), 5.00%, 9/15/11(1)	1,280,000	1,308,544
Colorado Health Facilities Auth. Rev., Series 2006 B, (Longmont United Hospital), 5.00%, 12/1/20 (Radian)(1)	$1,000,000	$967,890
Colorado Water Resources & Power Development Auth. Rev., Series 2000 A, 6.25%, 9/1/16(1)	50,000	50,726
Compark Business Campus Metropolitan District GO, Series 2007 A, 5.30%, 12/1/22 (Radian)(1)	1,195,000	1,028,369
Denver City and County Airport Rev., Series 2010 A, 5.00%, 11/15/21(1)	2,500,000	2,733,750
Douglas & Elbert Counties School District No. Re-1 GO, Series 2002 B, 5.75%, 12/15/12, Prerefunded at 100% of Par (AGM)(1)(2)	1,000,000	1,104,170
El Paso County School District No. 8 & Fountain-Fort Carson School District Finance Corp. COP, 4.25%, 12/15/13 (Ambac)(1)	1,020,000	1,038,431
Regional Transportation District COP, Series 2010 A, 5.50%, 6/1/21(3)	2,000,000	2,166,460
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 7/15/19	3,600,000	3,754,440
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 1/15/20	4,835,000	4,943,739
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/20	2,895,000	2,908,028
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/21	1,400,000	1,383,508
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/21	1,400,000	1,382,892
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/22	1,400,000	1,366,106
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/22	1,500,000	1,462,500

	Principal Amount	Value
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	$1,000,000	$1,007,910
University of Colorado Regents COP, 6.00%, 12/1/22 (NATL-IBC)(1)	5,000,000	5,096,850
University of Colorado Rev., Series 2009 A, 5.25%, 6/1/30(1)	1,200,000	1,270,392
		39,803,761
CONNECTICUT — 1.5%
Bridgeport GO, Series 2004 A, 5.25%, 8/15/14, Prerefunded at 100% of Par (NATL)(1)(2)	2,150,000	2,476,521
Connecticut Economic Recovery GO, Series 2009 A, 5.00%, 1/1/13(1)	5,000,000	5,430,850
Connecticut Economic Recovery GO, Series 2009 A, 5.00%, 1/1/14(1)	3,900,000	4,353,297
Connecticut GO, Series 2001 C, 5.50%, 12/15/13 (NATL-IBC)(1)	4,000,000	4,530,680
Connecticut GO, Series 2006 C, 5.00%, 6/1/14(1)	5,000,000	5,632,000
Connecticut GO, Series 2006 D, 5.00%, 11/1/15(1)	1,595,000	1,855,894
Connecticut Health & Educational Facilities Auth. Rev., Series 2003 X3, (Yale University), 4.85%, 7/1/37(1)	4,500,000	4,636,575
Connecticut Health & Educational Facilities Auth. Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/16 (NATL)(1)	2,660,000	3,009,098
		31,924,915
DISTRICT OF COLUMBIA — 1.3%
District of Columbia Rev., (Gonzaga College High School), 5.20%, 7/1/12 (AGM)(1)	1,155,000	1,163,824
District of Columbia Rev., Series 2010 A, 5.00%, 12/1/19(1)	5,000,000	5,870,000
District of Columbia Rev., Series 2010 C, VRN, 0.48%, 12/2/10(1)	10,000,000	10,006,600
District of Columbia Water & Sewer Auth. Public Utility Rev., Series 2008 A, (Subordinated Lien), 5.00%, 10/1/34 (AGC)(1)	1,200,000	1,212,708
Metropolitan Washington Airports Auth. Rev., Series 2009 A, (First Senior Lien), 5.00%, 10/1/39(1)	$5,000,000	$5,038,750
Washington Metropolitan Area Transit Auth. Rev., Series 2009 A, 5.00%, 7/1/17(1)	4,600,000	5,329,376
		28,621,258
FLORIDA — 4.7%
Citizens Property Insurance Corp. Rev., Series 2008 A1, (Second High Risk Notes), 5.00%, 6/1/11(1)	2,500,000	2,552,400
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17(1)	5,800,000	6,096,902
Collier County School Board COP, 5.50%, 2/15/12 (AGM)(1)	1,475,000	1,539,133
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.40%, 12/1/10(1)	16,600,000	16,600,000
Florida Hurricane Catastrophe Fund Finance Corp. Rev., Series 2008 A, 5.00%, 7/1/13(1)	10,000,000	10,649,300
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/20	2,000,000	2,215,840
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/21	3,470,000	3,792,710
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/16(1)	1,000,000	1,079,990
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/18(1)	900,000	948,258
Halifax Hospital Medical Center Rev., Series 2006 B1, 5.50%, 6/1/38 (AGM)(1)	1,000,000	1,004,570
Halifax Hospital Medical Center Rev., Series 2006 B2, 5.375%, 6/1/31 (AGM)(1)	2,000,000	2,022,140
Indian River County Rev., (Spring Training Facility), 5.25%, 4/1/15 (NATL/FGIC)(1)	1,235,000	1,264,702
JEA Electric System Rev., Series 2009 A, 5.50%, 10/1/39(1)	10,000,000	10,272,600

	Principal Amount	Value
Lee Memorial Health System Rev., Series 2009 B, VRDN, 0.30%, 12/1/10 (LOC: Bank of America N.A.)(1)	$1,000,000	$1,000,000
Miami Parking Facilities Rev., 5.25%, 10/1/15 (NATL)(1)	650,000	725,680
Miami-Dade County Aviation Department Rev., Series 2007 D, (Miami International Airport), 5.25%, 10/1/26 (AGM)(1)	4,650,000	4,810,100
Miami-Dade County Aviation Department Rev., Series 2010 B, 5.00%, 10/1/41(1)	3,000,000	2,884,500
Miami-Dade County GO, (Double Barreled Aviation), 5.00%, 7/1/17(1)	1,000,000	1,146,090
Miami-Dade County School Board COP, Series 2001 C, 5.50%, 10/1/11, Prerefunded at 100% of Par (AGM)(1)(2)	1,000,000	1,042,910
Orange County School Board COP, Series 2002 A, 5.50%, 8/1/12, Prerefunded at 100% of Par (NATL)(1)(2)	1,875,000	2,029,275
Orlando & Orange County Expressway Auth. Rev., (Junior Lien), 6.50%, 7/1/11 (NATL/FGIC)(1)	450,000	464,247
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33(1)	2,000,000	2,052,660
Orlando Utilities Commission Water & Electric Rev., Series 1989 D, 6.75%, 10/1/17(1)(2)	1,000,000	1,179,760
Palm Beach County Health Facilities Auth. Rev., Series 2010 A, (Bethesda Healthcare System), 5.25%, 7/1/40 (AGM)(1)	6,250,000	6,226,437
Putnam County Development Auth. Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,590,195
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	3,250,000	3,304,047
St. Petersburg Health Facilities Auth. Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	4,700,000	5,133,011
Sumter County School Board COP, 5.50%, 7/2/12, Prerefunded at 100% of Par (NATL)(1)(2)	$1,000,000	$1,078,590
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)	570,000	611,034
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)(2)	430,000	490,725
Tampa Bay Water Utility System Rev., 5.00%, 10/1/38(1)	1,690,000	1,711,750
Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18 (Ambac)(1)	340,000	380,701
Tampa Water & Sewer Rev., 6.00%, 10/1/17 (AGM)(1)	1,000,000	1,212,200
		99,112,457
GEORGIA — 3.4%
Appling County Development Auth. Pollution Control Rev., (Georgia Power Co.-Plant Hatch), VRDN, 0.35%, 12/1/10(1)	2,600,000	2,600,000
Athens-Clarke County Unified Government Water & Sewer Rev., 5.625%, 1/1/28(1)	1,200,000	1,318,320
Atlanta Rev., Series 2009 A, 6.00%, 11/1/27(1)	5,000,000	5,444,200
Atlanta Rev., Series 2009 A, 6.00%, 11/1/28(1)	3,000,000	3,250,650
Burke County Development Auth. Pollution Control Rev., Series 2007 B, (Oglethorpe Power Corp. Vogtle), VRDN, 4.75%, 4/1/11 (NATL)(1)	3,210,000	3,250,350
De Kalb County Hospital Antic Auth. Rev., (De Kalb Medical Center, Inc.), 6.125%, 9/1/40	2,450,000	2,472,099
Fulton County Development Auth. Rev., Series 2001 A, (TUFF/Atlanta Housing, LLC Project at Georgia State University), 5.50%, 9/1/18 (Ambac)(1)	1,250,000	1,298,125
Georgia GO, Series 2009 G, 5.00%, 11/1/16(1)	2,000,000	2,381,080
Georgia GO, Series 2009 I, 5.00%, 7/1/16(1)	10,000,000	11,842,100
Georgia GO, Series 2009 I, 5.00%, 7/1/19(1)	10,000,000	11,942,100

	Principal Amount	Value
Georgia Municipal Electric Auth. Rev., Series 2008 A, (Project 1), 5.25%, 1/1/17(1)	$5,000,000	$5,687,000
Georgia Municipal Electric Auth. Rev., Series 2008 D, (General Resolution), 5.50%, 1/1/26(1)	4,800,000	5,130,864
Georgia Municipal Electric Power Auth. Rev., Series 1991 V, 6.50%, 1/1/11, Prerefunded at 100 % of Par (NATL-IBC) (Bank of New York)(1)	10,000	10,049
Georgia Municipal Electric Power Auth. Rev., Series 1991 V, 6.50%, 1/1/12 (NATL-IBC) (Bank of New York)(1)	345,000	355,516
Georgia Municipal Electric Power Auth. Rev., Series 1991 V, 6.50%, 1/1/12 (NATL-IBC) (Bank of New York)(1)(2)	90,000	93,045
Georgia Road & Tollway Auth. Rev., Series 2008 A, (Federal Highway Grant Antic Bonds), 5.00%, 6/1/16(1)	6,350,000	7,364,158
Georgia Road & Tollway Auth. Rev., Series 2009 A, (Federal Highway Grant Antic Bonds), 5.00%, 6/1/21(1)	4,000,000	4,506,920
LaGrange Water & Sewerage Rev., 5.00%, 1/1/12 (Ambac)(1)	2,000,000	2,085,640
Marietta Development Auth. Rev., (Life University, Inc.), 6.25%, 6/15/20(1)	1,035,000	1,016,059
Private Colleges & Universities Auth. Rev., Series 2009 B, (Emory University), 5.00%, 9/1/35(1)	1,000,000	1,036,140
		73,084,415
GUAM — 0.2%
Guam Government Department of Education COP., Series 2010 A, (John F. Kennedy High School), 6.875%, 12/1/40(1)	1,500,000	1,514,235
Guam Government GO, Series 2009 A, 6.75%, 11/15/29(1)	2,850,000	3,090,854
		4,605,089
HAWAII — 0.4%
Hawaii GO, Series 2010 DY, 5.00%, 2/1/15(1)	$1,000,000	$1,146,430
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40(1)	800,000	802,880
Hawaii Pacific Health Rev., Series 2010 A, 5.50%, 7/1/40(1)	3,500,000	3,400,285
Honolulu City and County GO, Series 2009 A, 5.00%, 4/1/21(1)	3,000,000	3,418,140
		8,767,735
IDAHO(4)
Idaho Health Facilities Auth. Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)(1)	250,000	250,083
ILLINOIS — 5.8%
Bedford Park GO, Series 2004 A, 5.25%, 12/15/20 (AGM)(1)	2,000,000	2,166,180
Bourbonnais Industrial Project Rev., (Olivet Nazarene University), 5.00%, 11/1/20(1)	1,235,000	1,245,522
Chicago Board of Education GO, Series 2008 C, 5.25%, 12/1/23(1)	5,000,000	5,379,400
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14(1)	1,050,000	1,169,133
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15(1)	1,250,000	1,402,600
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16(1)	1,300,000	1,467,206
Chicago O’Hare International Airport Rev., Series 1993 A, (Senior Lien), 5.00%, 1/1/12 (NATL-IBC)(1)	4,000,000	4,150,640
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/12 (AGM)(1)	2,310,000	2,396,995
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/13 (AGM)(1)	2,200,000	2,339,744
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/14 (AGM)(1)	4,000,000	4,341,080
Chicago O’Hare International Airport Rev., Series 2008 C, 4.00%, 1/1/17 (AGM)(1)	600,000	638,640

	Principal Amount	Value
Chicago Rev., Series 2006 A, (Second Lien), 5.00%, 11/1/13 (Ambac)(1)	$1,015,000	$1,118,784
Cicero GO, Series 2005 A, 5.25%, 1/1/20 (XLCA)(1)	1,250,000	1,249,937
Cicero GO, Series 2005 A, 5.25%, 1/1/21 (XLCA)(1)	1,000,000	983,830
Cook County Township High School District No. 211 GO, (Palatine & Schaumburg Townships), 5.00%, 12/1/10 (AGM)(1)	4,915,000	4,915,639
Illinois Dedicated Tax Rev., (Civic Center), 6.25%, 12/15/20 (Ambac)(1)	2,000,000	2,265,540
Illinois Development Finance Auth. Rev., Series 2001 B, (Midwestern University), 5.75%, 5/15/11, Prerefunded at 101% of Par(1)(2)	400,000	413,364
Illinois Finance Auth. Rev., (Central DuPage Health), 5.00%, 11/1/27	3,595,000	3,615,420
Illinois Finance Auth. Rev., (Little Co. Mary Hospital Health), 5.375%, 8/15/40(1)	1,000,000	953,630
Illinois Finance Auth. Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28(1)	5,000,000	5,563,200
Illinois Finance Auth. Rev., Series 2009 C, (Rush University Medical Center), 6.375%, 11/1/29(1)	5,000,000	5,322,600
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/13(1)	1,665,000	1,731,433
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/14(1)	1,000,000	1,045,620
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.25%, 5/1/16	1,000,000	1,044,130
Illinois Finance Auth. Student Housing Rev., Series 2006 B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/11(1)	1,800,000	1,814,814
Illinois GO, 3.00%, 6/14/11	25,000,000	25,180,500
Illinois GO, 5.50%, 8/1/15 (NATL)(1)	1,795,000	2,001,604
Illinois GO, 5.00%, 1/1/20(1)	1,000,000	1,041,460
Illinois Health Facilities Auth. Rev., Series 1992 C, (Evangelical Hospital), 6.75%, 4/15/12(1)(2)	$500,000	$504,680
Illinois Sales Tax Rev., 5.00%, 6/15/17(1)	3,000,000	3,404,640
Illinois Toll Highway Auth. Rev., Series 2010 A1, 5.00%, 1/1/25(1)	5,000,000	5,264,600
Kane County Community Unit School District No. 304 GO, 6.20%, 1/1/15, Prerefunded at 100% of Par (AGM)(1)(2)	930,000	1,111,378
Metropolitan Pier & Exposition Auth. Rev., Series 2002 A, (Capital Appreciation-McCormick Place Exposition), 5.81%, 12/15/31 (NATL)(1)(5)	48,370,000	13,466,692
Metropolitan Pier & Exposition Auth. Rev., Series 2010 B2, (Taxable-McCormick), 5.20%, 6/15/50(1)	2,750,000	2,613,957
Ogle Lee & De Kalb Counties Township High School District No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (NATL)(1)(2)	1,035,000	1,094,264
Ogle Lee & De Kalb Counties Township High School District No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (NATL)(1)(2)	1,145,000	1,210,563
Ogle Lee & De Kalb Counties Township High School District No. 212 GO, 6.00%, 12/1/18 (NATL)(1)	75,000	78,389
Regional Transportation Auth. Rev., Series 1990 A, 7.20%, 11/1/20 (Ambac)(1)	940,000	1,160,778
Rock Island-Mercer et al Counties Community College District No. 503 GO, Series 2008 A, (Black Hawk College), 4.00%, 12/1/11 (Ambac)(1)	1,000,000	1,032,630
Southwestern Illinois Development Auth. Rev., (Triad School District No. 2), 5.00%, 10/1/18 (NATL)(1)	1,000,000	1,088,150
University of Illinois COP, Series 2006 A, (Academic Facilities), 5.00%, 3/15/16 (Ambac)(1)	3,270,000	3,686,206
		122,675,572

	Principal Amount	Value
INDIANA — 1.1%
Hamilton Southeastern Consolidated School Building Corp. Rev., (Hamilton County), 4.25%, 7/15/20 (AGM)(1)	$1,000,000	$1,034,690
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17 (AGM)(1)	1,520,000	1,740,674
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18 (AGM)(1)	1,600,000	1,803,312
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19 (AGM)(1)	1,680,000	1,864,447
Indiana Finance Auth. Lease Rev., Series 2008 A1, 5.00%, 11/1/16(1)	5,000,000	5,715,050
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.25%, 1/1/24(1)	2,545,000	2,728,316
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.375%, 1/1/25(1)	1,600,000	1,716,368
Indiana Transportation Finance Auth. Rev., Series 1990 A, 7.25%, 6/1/15(1)	690,000	782,846
Indiana Transportation Finance Auth. Rev., Series 1990 A, 7.25%, 6/1/15, Prerefunded at 100% of Par(1)	75,000	77,416
Indianapolis Local Public Improvement Bond Bank Rev., Series 2002 A, (Water Works), 5.00%, 7/1/12 (NATL)(1)	1,435,000	1,523,095
Mount Vernon of Hancock County Multi-School Building Corp. Rev., Series 2001 B, (First Mortgage), 5.75%, 7/15/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,500,000	1,550,160
Valparaiso Middle Schools Building Corp. Rev., (First Mortgage), 5.75%, 7/15/11, Prerefunded at 100% of Par (FGIC)(1)(2)	1,650,000	1,706,562
Zionsville Community Schools Building Corp. Rev., (First Mortgage), 5.75%, 1/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,000,000	1,059,090
		23,302,026
IOWA — 0.4%
Iowa Finance Auth. Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/13(1)	$1,485,000	$1,470,120
Iowa Finance Auth. Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/14(1)	1,950,000	1,908,835
Iowa Finance Auth. Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/16(1)	1,690,000	1,595,276
Iowa Finance Auth. Health Facilities Rev., Series 2009 D, (Health System), VRDN, 0.30%, 12/1/10 (LOC: Bank of America N.A.)	985,000	985,000
Iowa Rev., Series 2009 A, (I-Jobs Program), 5.00%, 6/1/22(1)	2,500,000	2,772,575
		8,731,806
KANSAS — 0.4%
Kansas State Department of Transportation Rev., Series 2009 A, 5.00%, 9/1/16(1)	4,500,000	5,324,265
Wichita Hospital Facilities Rev., Series 2001 III, 5.25%, 11/15/13(1)	1,280,000	1,331,648
Wichita Hospital Facilities Rev., Series 2001 III, 5.50%, 11/15/16(1)	1,195,000	1,236,921
		7,892,834
KENTUCKY — 0.4%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20(1)	4,000,000	4,568,280
Kentucky Economic Development Finance Auth. Rev., Series 2009 A, (Baptist Healthcare System), 5.375%, 8/15/24	3,000,000	3,219,660
Kentucky Economic Development Finance Auth. Rev., Series 2009 A, (Baptist Healthcare System), 5.625%, 8/15/27	1,250,000	1,349,100
		9,137,040
LOUISIANA — 0.4%
Louisiana Public Facilities Auth. Rev., Series 2006 A, (Black & Gold Facilities), 4.00%, 7/1/13 (CIFG)(1)	1,105,000	1,115,520

	Principal Amount	Value
Louisiana Public Facilities Auth. Rev., Series 2006 A, (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)(1)	$1,205,000	$1,252,429
Louisiana Public Facilities Auth. Rev., Series 2007 A, (Black & Gold Facilities), 5.00%, 7/1/22 (CIFG)(1)	1,465,000	1,479,254
New Orleans Aviation Board Gulf Opportunity Zone Rev., Series 2010 A, (Passenger Facility Charge), 5.25%, 1/1/41(1)	2,000,000	1,980,480
Regional Transit Auth. Sales Tax Rev., 5.00%, 12/1/17 (AGM)(1)	1,000,000	1,138,950
Regional Transit Auth. Sales Tax Rev., 5.00%, 12/1/19 (AGM)(1)	1,000,000	1,124,430
Regional Transit Auth. Sales Tax Rev., 5.00%, 12/1/20 (AGM)(1)	1,250,000	1,390,350
		9,481,413
MAINE — 0.1%
Portland Airport Rev., 5.00%, 1/1/40 (AGM)(1)	1,795,000	1,796,221
MARYLAND — 2.1%
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,008,000
Maryland GO, Series 2005 A, (Capital Improvement & Local Facilities), 5.25%, 2/15/15(1)	10,000,000	11,650,300
Maryland GO, Series 2005 A, (State & Local Facilities Loan), 5.00%, 8/1/11(1)	10,000,000	10,315,100
Maryland GO, Series 2009 C, (State & Local Facilities Loan), 5.00%, 11/1/16(1)	10,000,000	11,917,800
Maryland Health & Higher Educational Facilities Auth. Rev., (Doctors Community Hospital), 5.75%, 7/1/38	2,400,000	2,234,088
Maryland Health & Higher Educational Facilities Auth. Rev., (Johns Hopkins Health System), 5.00%, 5/15/40(1)	2,000,000	2,031,600
Maryland Health & Higher Educational Facilities Auth. Rev., (Johns Hopkins Health System), VRDN, 3.65%, 11/15/11(1)	1,000,000	1,029,570
Maryland Health & Higher Educational Facilities Auth. Rev., (Lifebridge Health Issue), 5.00%, 7/1/12(1)	$270,000	$285,236
Maryland Health & Higher Educational Facilities Auth. Rev., (Lifebridge Health Issue), 5.00%, 7/1/13(1)	1,565,000	1,691,796
Maryland Health & Higher Educational Facilities Auth. Rev., Series 2008 A, (Johns Hopkins University), 5.25%, 7/1/38(1)	1,645,000	1,756,712
		43,920,202
MASSACHUSETTS — 3.7%
Massachusetts Bay Transportation Auth. Rev., Series 2008 A, 5.25%, 7/1/34(1)	3,300,000	3,478,035
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	1,750,000	1,613,867
Massachusetts Development Finance Agency Rev., Series 2007 C, (Wheelock College), 5.00%, 10/1/17(1)	1,760,000	1,823,765
Massachusetts Development Finance Agency Rev., Series 2009 V2, (Boston University), 2.875%, 10/1/14(1)	5,000,000	5,115,450
Massachusetts Development Finance Agency Rev., Series 2010 A, (Emerson College), 5.00%, 1/1/40(1)	4,225,000	4,013,877
Massachusetts GO, Series 2002 C, (Consolidated Loan of 2002), 5.50%, 11/1/12 (AGM)(1)	10,000,000	10,919,200
Massachusetts GO, Series 2006 D, (Consolidated Loan of 2002), 5.00%, 8/1/14(1)	2,500,000	2,830,850
Massachusetts GO, Series 2010 A, VRN, 0.68%, 12/2/10(1)	5,000,000	5,004,050
Massachusetts Health & Educational Facilities Auth. Rev., (Boston Medical Center), 5.25%, 7/1/38(1)	5,000,000	4,578,650
Massachusetts Health & Educational Facilities Auth. Rev., Series 1992 F, (Massachusetts General Hospital), 6.25%, 7/1/12 (Ambac)(1)	340,000	351,414

	Principal Amount	Value
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 A, (Massachusetts Institute of Technology), 5.00%, 7/1/14(1)	$5,000,000	$5,692,300
Massachusetts Health & Educational Facilities Auth. Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(1)	6,800,000	7,443,144
Massachusetts Health & Educational Facilities Auth. Rev., Series 2009 O, (Massachusetts Institute of Technology), 5.75%, 7/1/26(1)	10,000,000	11,505,300
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 C, (Massachusetts Eye and Ear Infirmary), 5.375%, 7/1/35(1)	2,000,000	1,953,240
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/20(1)	1,500,000	1,536,675
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/21(1)	1,050,000	1,062,715
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 H, (Winchester Hospital), 5.25%, 7/1/38(1)	2,050,000	1,908,940
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/23(1)	1,000,000	1,069,230
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/24(1)	6,000,000	6,345,300
		78,246,002
MICHIGAN — 1.6%
Grand Valley State University Rev., 5.75%, 12/1/10, Prerefunded at 100% of Par (FGIC)(1)(2)	1,485,000	1,485,223
Kalamazoo Public Schools GO, (Building & Site), 4.00%, 5/1/13 (AGM)(1)	1,265,000	1,344,581
Kalamazoo Public Schools GO, (Building & Site), 5.25%, 5/1/16 (AGM)(1)	$1,545,000	$1,785,757
Michigan Building Auth. Rev., Series 2003 I, (Facilities Program), 5.25%, 10/15/11 (AGM)(1)	5,000,000	5,182,500
Michigan Building Auth. Rev., Series 2009 I, (Facilities Program), 5.25%, 10/15/20(1)	4,000,000	4,423,760
Michigan Higher Education Facilities Auth. Rev., (Limited Obligation-Hillsdale College), 5.00%, 3/1/26(1)	2,345,000	2,358,789
Pontiac City School District GO, 5.00%, 5/1/13 (XLCA)(1)	245,000	254,197
Pontiac City School District GO, 5.00%, 5/1/15 (XLCA)(1)	1,260,000	1,297,674
Pontiac City School District GO, 5.00%, 5/1/16 (XLCA)(1)	1,425,000	1,455,438
Pontiac City School District GO, 5.00%, 5/1/17 (XLCA)(1)	1,370,000	1,377,042
Taylor GO, 5.00%, 9/1/11 (NATL)(1)	575,000	593,038
Wayne Charter County Airport Rev., Series 2002 C, 5.00%, 12/1/11 (NATL/FGIC)(1)	2,010,000	2,088,591
Wayne Charter County Airport Rev., Series 2002 C, 5.375%, 12/1/13 (NATL/FGIC)(1)	2,215,000	2,375,742
Wayne Charter County Airport Rev., Series 2002 C, 5.375%, 12/1/14 (NATL/FGIC)(1)	2,335,000	2,487,569
Wayne County Airport Auth. Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/18 (NATL/FGIC)(1)	3,000,000	3,202,410
Wayne County Airport Auth. Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/19 (NATL/FGIC)(1)	2,000,000	2,104,880
		33,817,191
MINNESOTA — 0.9%
Minnesota GO, Series 2008 A, 5.00%, 6/1/13(1)	10,000,000	11,044,400
Minnesota Higher Education Facilities Auth. Rev., Series 2005-6G, (St. John University), 5.00%, 10/1/12(1)	1,500,000	1,598,655

	Principal Amount	Value
Minnesota Higher Education Facilities Auth. Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/17	$2,740,000	$3,083,185
Minnesota Higher Education Facilities Auth. Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/20	2,680,000	2,943,605
Minnesota Higher Education Facilities Auth. Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/22	1,250,000	1,338,362
		20,008,207
MISSISSIPPI — 1.1%
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15 (Ambac)(1)	1,565,000	1,750,703
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16 (Ambac)(1)	1,645,000	1,856,662
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Municipal Energy Agency Power Supply), 5.00%, 3/1/17 (XLCA)(1)	1,000,000	1,048,830
Mississippi Development Bank Special Obligation Rev., Series 2007 A, (Mississippi Development Bank), 5.00%, 7/1/19 (Ambac)(1)	4,620,000	5,029,840
Mississippi Development Bank Special Obligation Rev., Series 2010 D, (Department of Corrections), 5.25%, 8/1/27(1)	9,000,000	9,473,400
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/17 (AGM)(1)	1,195,000	1,359,516
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/18 (AGM)(1)	1,940,000	2,173,634
		22,692,585
MISSOURI — 0.9%
Jackson County Industrial Development Auth. Rev., (Linda Hall Library), VRDN, 0.34%, 12/2/10 (LOC: Commerce Bank N.A.)(1)	$3,000,000	$3,000,000
Jackson County Public Building Corp. Rev., Series 2006 A, (Capital Improvements), 5.00%, 12/1/15 (NATL)(1)	1,425,000	1,624,642
Missouri Health & Educational Facilities Auth. Rev., Series 2008 A, (The Washington University), 5.375%, 3/15/39	2,000,000	2,149,400
Missouri Joint Municipal Electric Utility Commission Rev., (Plum Point), 5.00%, 1/1/16 (NATL)(1)	3,145,000	3,409,463
Missouri State Highways & Transportation Commission Rev., Series 2006 A, (First Lien), 5.00%, 5/1/13(1)	3,030,000	3,337,303
Missouri State Highways & Transportation Commission Rev., Series 2010 A, 5.00%, 5/1/18(1)	2,700,000	3,197,826
Platte County Industrial Development Auth. Rev., (Zona Rosa Retail), 5.00%, 12/1/32(1)	1,000,000	1,012,660
St. Louis Municipal Finance Corp. Rev., Series 2006 A, (Carnahan Courthouse), 4.00%, 2/15/17 (Ambac)(1)	1,000,000	1,066,850
		18,798,144
MONTANA(4)
Montana Finance Auth. Health Care Facility Rev., (Kalispell Regional Medical Center), 5.00%, 7/1/35(1)	655,000	647,658
NEBRASKA — 0.4%
Nebraska Public Power District Rev., Series 2007 B, 5.00%, 1/1/13 (AGM)(1)	2,000,000	2,164,960
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/20(1)	2,500,000	2,751,600
Nebraska Public Power District Rev., Series 2010 C, 5.00%, 1/1/19(1)	250,000	284,120
Omaha Public Power District Electric System Rev., Series 2007 A, 5.00%, 2/1/21(1)	3,000,000	3,300,030
		8,500,710

	Principal Amount	Value
NEVADA — 0.2%
Clark County Economic Development Rev., (University of Southern Nevada), 5.00%, 4/1/22 (Radian)(1)	$1,000,000	$891,980
Reno Sales & Room Tax Rev., (ReTrac-Reno Transportation Rail Access Corridor) (Senior Lien), 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)(2)	1,550,000	1,662,669
Reno Sales & Room Tax Rev., (ReTrac-Reno Transportation Rail Access Corridor) (Senior Lien), 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)(2)	1,865,000	2,000,567
		4,555,216
NEW HAMPSHIRE — 0.3%
New Hampshire Health & Education Facilities Auth. Rev., (Dartmouth-Hitchcock), 5.00%, 8/1/40(1)	2,000,000	1,951,520
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/11(1)	855,000	870,117
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/12(1)	180,000	185,774
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/13(1)	1,030,000	1,068,079
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18(1)	1,960,000	2,031,775
		6,107,265
NEW JERSEY — 4.2%
New Jersey Economic Development Auth. Rev., Series 2008 Y, (School Facility Construction), 5.00%, 9/1/33(1)	110,000	112,546
New Jersey Economic Development Auth. Rev., Series 2010 DD1, (School Facility Construction), 5.00%, 12/15/18(1)	5,000,000	5,659,350
New Jersey GO, 5.00%, 8/1/14(1)	$5,000,000	$5,627,950
New Jersey GO, 5.00%, 6/1/17(1)	4,500,000	5,234,400
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15(1)	7,000,000	8,028,510
New Jersey Health Care Facilities Auth. Rev., (Hackensack University Medical Center), 5.00%, 1/1/34(1)	1,050,000	993,584
New Jersey Health Care Facilities Auth. Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31(1)	1,725,000	1,711,787
New Jersey Sports & Exposition Auth. Rev., Series 2008 B, 5.00%, 9/1/18(1)	7,300,000	8,281,266
New Jersey State Turnpike Auth. Rev., Series 2009 G, 5.00%, 1/1/18(1)	1,700,000	1,934,158
New Jersey Transit Corp. COP, 5.00%, 10/1/12 (AGM)(1)	4,235,000	4,516,331
New Jersey Transit Corp. COP, 5.00%, 10/1/13 (AGM)(1)	5,595,000	6,113,768
New Jersey Transportation Trust Fund Auth. Rev., Series 2003 B2, 5.00%, 12/15/16(1)	10,000,000	11,343,900
New Jersey Transportation Trust Fund Auth. Rev., Series 2004 B, 5.25%, 12/15/12 (NATL/FGIC)(1)	7,400,000	8,001,990
New Jersey Transportation Trust Fund Auth. Rev., Series 2006 A, 5.25%, 12/15/20(1)	15,000,000	16,623,000
New Jersey Transportation Trust Fund Auth. Rev., Series 2010 D, 5.00%, 12/15/17(1)	4,750,000	5,368,213
		89,550,753
NEW MEXICO — 0.7%
Los Alamos County, Inc. Utility System Rev., Series 2004 A, 5.00%, 7/1/11 (AGM)(1)	6,675,000	6,853,156
New Mexico Finance Auth. State Transportation Rev., 5.00%, 6/15/17(1)	1,000,000	1,181,340
New Mexico Finance Auth. State Transportation Rev., 5.00%, 6/15/18(1)	3,000,000	3,547,170

	Principal Amount	Value
New Mexico Finance Auth. State Transportation Rev., 4.00%, 6/15/19(1)	$2,000,000	$2,202,420
San Juan County Gross Receipts Tax Rev., Series 2001 A, 5.75%, 9/15/11, Prerefunded at 101% of Par (Ambac)(1)(2)	1,415,000	1,490,476
		15,274,562
NEW YORK — 9.7%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40(1)	3,700,000	3,834,939
Franklin County Industrial Development Agency Rev., (Trudeau Institute, Inc.), VRDN, 0.50%, 12/1/10 (LOC: HSBC Bank USA N.A.)(1)	450,000	450,000
Metropolitan Transportation Auth. Rev., Series 2008 B, VRDN, 5.00%, 11/15/13(1)	4,000,000	4,373,520
Metropolitan Transportation Auth. Rev., Series 2008 C, 6.25%, 11/15/23(1)	5,000,000	5,702,450
Metropolitan Transportation Auth. Rev., Series 2010 G, 5.00%, 11/15/19(3)	1,750,000	1,930,950
Nassau County Interim Finance Auth. Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/21(1)	1,800,000	2,041,974
Nassau County Interim Finance Auth. Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/23(1)	1,500,000	1,672,200
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2008 C, 5.00%, 6/15/17(1)	1,350,000	1,581,809
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 EE, 5.00%, 6/15/39(1)	8,500,000	8,716,580
New York City Transitional Finance Auth. Rev., Series 2004 D2, (Future Tax Secured Bonds), 5.00%, 11/1/12(1)	8,500,000	9,197,510
New York City Transitional Finance Auth. Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 11/1/19(1)	8,000,000	9,034,880
New York City Transitional Finance Auth. Rev., Series 2009 S4, 5.50%, 1/15/39(1)	$1,700,000	$1,821,091
New York GO, Series 2003 I, 5.75%, 3/1/13, Prerefunded at 100% of Par(1)(2)	5,000,000	5,572,300
New York GO, Series 2004 D, 5.00%, 11/1/17 (AGM)(1)	5,195,000	5,752,735
New York GO, Series 2006 J1, 5.00%, 6/1/18(1)	4,000,000	4,505,200
New York GO, Series 2008 J1, 5.00%, 8/1/13(1)	5,855,000	6,456,074
New York GO, Series 2009 A, 5.00%, 2/15/39(1)	1,700,000	1,746,529
New York GO, Series 2009 E, 5.00%, 8/1/16(1)	2,600,000	3,002,610
New York GO, Series 2009 H1, 5.00%, 3/1/17(1)	3,000,000	3,449,520
New York GO, Series 2009 H1, 5.00%, 3/1/22(1)	7,000,000	7,657,370
New York GO, Series 2009 J1, 5.00%, 5/15/22(1)	6,570,000	7,197,369
New York GO, Series 2010 E, 5.00%, 8/1/19(1)	4,555,000	5,196,071
New York Local Government Assistance Corp. Rev., Series 2003 A5/6, 5.00%, 4/1/18(1)	10,000,000	11,731,700
New York State Dormitory Auth. Rev., (Brooklyn Law School), 5.75%, 7/1/33(1)	1,000,000	1,065,800
New York State Dormitory Auth. Rev., (Columbia University), 4.00%, 7/1/13(1)	3,500,000	3,789,380
New York State Dormitory Auth. Rev., Series 1990 A, (UNIC Educational Facilities), 7.50%, 5/15/13 (NATL-IBC)(1)	1,440,000	1,636,718
New York State Dormitory Auth. Rev., Series 2005 F, 5.00%, 3/15/12 (AGM)(1)	1,000,000	1,055,240
New York State Dormitory Auth. Rev., Series 2008 B, 5.75%, 3/15/36(1)	10,000,000	11,034,600
New York State Dormitory Auth. Rev., Series 2009 A, 5.25%, 2/15/25(1)	8,825,000	9,651,196
New York State Dormitory Auth. Rev., Series 2009 A, 5.00%, 2/15/39(1)	4,000,000	4,090,240
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37(1)	1,200,000	1,223,424

	Principal Amount	Value
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/21(1)	$1,785,000	$1,909,754
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/22(1)	2,750,000	2,919,813
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai School Medicine), 5.00%, 7/1/13(1)	1,000,000	1,084,190
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai School Medicine), 5.00%, 7/1/14(1)	1,100,000	1,212,024
New York State Thruway Auth. Rev., Series 2009 A1, 5.00%, 4/1/23(1)	3,000,000	3,276,300
New York State Urban Development Corp. Rev., Series 2009 C, (Personal Income Tax), 5.00%, 12/15/15(1)	3,000,000	3,460,380
New York State Urban Development Corp. Rev., Series 2009 C, (Personal Income Tax), 5.00%, 12/15/17(1)	7,000,000	8,164,730
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)(1)	3,150,000	3,368,799
Niagara Falls Bridge Commission Toll Rev., Series 1993 B, 5.25%, 10/1/15 (NATL/FGIC)(1)	710,000	751,869
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/17(1)	1,000,000	1,072,130
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/18(1)	1,000,000	1,057,430
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/20(1)	1,250,000	1,294,387
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.00%, 3/1/26(1)	1,175,000	1,176,469
Triborough Bridge & Tunnel Auth. Rev., Series 2008 B3, VRDN, 5.00%, 11/15/15(1)	$5,000,000	$5,694,000
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	10,000,000	10,173,800
Triborough Bridge & Tunnel Auth. Rev., Series 2010 A1, VRDN, 4.00%, 11/15/12(1)	8,000,000	8,499,360
Troy Capital Resource Corp. Rev., Series 2010 A, (Rensselaer Polytechnic Institute), 5.125%, 9/1/40(1)	3,040,000	3,037,446
		204,324,860
NORTH CAROLINA — 1.5%
Charlotte GO, 5.00%, 8/1/19(1)	2,000,000	2,351,500
Charlotte Water & Sewer System Rev., 5.00%, 7/1/17(1)	1,000,000	1,189,750
Greensboro Rev., (Combined Enterprise System), 5.25%, 6/1/20(1)	2,060,000	2,477,212
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/17(1)	2,790,000	3,147,873
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18(1)	2,955,000	3,311,639
North Carolina Eastern Municipal Power Agency Rev., Series 2009 B, 5.00%, 1/1/26(1)	5,600,000	5,818,624
North Carolina Eastern Municipal Power Agency Rev., Series 2010 A, 5.00%, 1/1/15(1)	3,000,000	3,360,150
North Carolina Medical Care Commission Health Care Facilities Rev., (Stanley Total Living Center), VRDN, 0.40%, 12/2/10 (LOC: Wells Fargo Bank N.A.)(6)	1,000,000	1,000,000
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)	1,360,000	1,475,994
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)(2)	640,000	702,733

	Principal Amount	Value
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/19(1)	$2,500,000	$2,815,800
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/20(1)	2,000,000	2,229,860
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2009 A, 5.00%, 1/1/30(1)	1,800,000	1,822,608
		31,703,743
OHIO — 1.7%
American Municipal Power-Ohio, Inc. Rev., Series 2008 A, (Prairie State Energy Campus), 5.00%, 2/15/17(1)	1,000,000	1,120,420
Cleveland COP, Series 2010 A, (Cleveland Stadium), 5.00%, 11/15/19(1)	2,450,000	2,620,520
Mad River Local School District GO, (Classroom Facilities), 5.75%, 12/1/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,150,000	1,267,921
Milford Exempt Village School District GO, (School Improvements), 6.00%, 12/1/11, Prerefunded at 100% of Par (AGM)(1)(2)	1,700,000	1,796,815
Ohio GO, Series 2005 A, (Infrastructure Improvement), 5.00%, 9/1/11(1)	1,005,000	1,040,185
Ohio GO, Series 2005 A, (Infrastructure Improvement), 5.00%, 9/1/12(1)	1,365,000	1,468,822
Ohio Higher Educational Facility Commission Rev., (Oberlin College), 5.00%, 10/1/19(1)	5,000,000	5,805,500
Ohio Higher Educational Facility Commission Rev., Series 1990 B, (Case Western Reserve University), 6.50%, 10/1/20(1)	750,000	900,982
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/27(1)	2,000,000	2,145,020
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16(1)	$4,000,000	$4,710,520
Ohio Water Development Auth. Rev., (Drinking Water Assistance Fund), 5.00%, 6/1/18, Prerefunded at 100% of Par (1)(2)	2,000,000	2,363,380
Ohio Water Development Auth. Rev., (Water Pollution Control Loan Fund), 5.00%, 12/1/13(1)	5,895,000	6,616,194
Summit County GO, 5.75%, 12/1/12, Prerefunded at 101% of Par (FGIC)(1)(2)	1,505,000	1,674,192
Tri Valley Local School District GO, 5.75%, 6/1/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,550,000	1,671,381
		35,201,852
OKLAHOMA — 0.6%
Comanche County Hospital Auth. Rev., 5.00%, 7/1/11 (Radian)(1)	755,000	766,385
Comanche County Hospital Auth. Rev., 5.00%, 7/1/12 (Radian)(1)	1,225,000	1,269,198
Oklahoma Development Finance Auth. Health System Rev., Series 2008 C, 5.50%, 8/15/22 (Obligated Group Consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS Rural Heath, Inc.)(1)	3,000,000	3,277,050
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/13(1)	1,610,000	1,690,178
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/14(1)	1,730,000	1,806,258
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/15(1)	1,710,000	1,776,519
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/16(1)	2,130,000	2,203,230
		12,788,818

	Principal Amount	Value
OREGON — 0.3%
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39(1)	$2,900,000	$3,035,749
Oregon State Department of Administrative Services COP, Series 2008 A, 5.00%, 5/1/13 (AGM)(1)	2,840,000	3,108,863
		6,144,612
PENNSYLVANIA — 5.6%
Allegheny County Hospital Development Auth. Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/11(1)	4,000,000	4,133,480
Allegheny County Hospital Development Auth. Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/12(1)	6,210,000	6,621,350
Allegheny County Hospital Development Auth. Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/18(1)	1,500,000	1,668,765
Allegheny County Industrial Development Auth. Rev., (Residential Resources, Inc.), 4.75%, 9/1/14(1)	2,250,000	2,316,037
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL)(1)(2)	1,150,000	1,467,733
East Stroudsburg Area School District GO, 7.75%, 9/1/16, Prerefunded at 100% of Par (AGM)(1)(2)	2,580,000	3,441,591
Exeter Township GO, 5.25%, 7/15/15 (Ambac)(1)	1,155,000	1,336,497
Exeter Township GO, 5.30%, 7/15/19 (Ambac)(1)	1,830,000	2,152,739
Geisinger Auth. Health System Rev., VRN, 0.96%, 2/1/11, resets quarterly at 67% of the 3-month LIBOR plus 0.77% with no caps(1)	5,000,000	3,275,750
Oxford Area School District GO, Series 2001 A, 5.50%, 2/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,000,000	1,060,400
Pennsylvania Economic Development Financing Auth. Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	5,000,000	5,302,700
Pennsylvania GO, 5.00%, 7/1/19(1)	15,000,000	17,709,750
Pennsylvania GO, 5.375%, 7/1/18 (AGM)(1)	$1,070,000	$1,294,925
Pennsylvania Higher Educational Facilities Auth. Rev., Series 2009 A, (University of Pennsylvania), 5.00%, 9/1/19(1)	1,000,000	1,176,910
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.00%, 12/1/16(1)	5,000,000	5,790,250
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.25%, 6/1/22(1)	10,000,000	10,828,300
Philadelphia Gas Works Rev., 5.25%, 8/1/40(1)	2,700,000	2,593,593
Philadelphia Rev., Series 2009 A, (1998 General Ordinance), 5.25%, 8/1/17(1)	1,000,000	1,114,000
Philadelphia School District GO, Series 2002 A, 5.25%, 2/1/11 (AGM)(1)	2,975,000	2,999,425
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36(1)	1,415,000	1,445,776
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/16(1)	10,000,000	11,323,200
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/17 (AGM)(1)	5,000,000	5,680,800
Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16 (AGM)(1)	15,805,000	17,788,686
Scranton Parking Auth. Rev., 5.00%, 6/1/22 (Radian)(1)	1,270,000	1,237,501
Westmoreland County Municipal Auth. Rev., 5.25%, 8/15/15, Prerefunded at 100% of Par (AGM)(1)(2)	4,500,000	5,288,445
		119,048,603
PUERTO RICO — 4.3%
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/12(1)	4,000,000	4,188,920
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14(1)	12,550,000	13,662,306
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 6.00%, 7/1/44(1)	1,750,000	1,797,023

	Principal Amount	Value
Puerto Rico Electric Power Auth. Rev., Series 2010 ZZ, 5.25%, 7/1/25(1)	$5,000,000	$5,217,900
Puerto Rico Electric Power Auth. Rev., Series 2010 ZZ, 5.25%, 7/1/26(1)	2,100,000	2,171,841
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/23(1)	1,975,000	2,007,370
Puerto Rico GO, Series 2006 B, (Public Improvement), 5.25%, 7/1/17(1)	5,000,000	5,279,450
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/17(1)	2,675,000	2,886,111
Puerto Rico GO, Series 2008 A, 5.50%, 7/1/16(1)	3,020,000	3,267,429
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28(1)	3,000,000	2,980,980
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL)(1)	20,000,000	20,672,000
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/14(1)	4,000,000	4,291,200
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/16(1)	2,000,000	2,115,740
Puerto Rico Infrastructure Financing Auth. Special Tax Rev., Series 2006 B, 5.00%, 7/1/13(1)	1,750,000	1,849,400
Puerto Rico Municipal Finance Agency GO, Series 2005 A, 5.00%, 8/1/11(1)	3,700,000	3,794,424
Puerto Rico Public Buildings Auth. Rev., Series 2004 I, (Government Facilities), 5.50%, 7/1/14, Prerefunded at 100% of Par(1)(2)	5,000,000	5,736,250
Puerto Rico Public Buildings Auth. Rev., Series 2007 M, (Government Facilities), 5.50%, 7/1/12(1)	2,000,000	2,103,280
Puerto Rico Public Buildings Auth. Rev., Series 2009 P, (Government Facilities), 6.75%, 7/1/36(1)	6,700,000	7,324,172
		91,345,796
RHODE ISLAND — 0.3%
Rhode Island Depositors Economic Protection Corp. Rev., Series 1993 A, 6.25%, 8/1/16 (NATL)(1)(2)	$2,000,000	$2,414,400
Rhode Island Health & Educational Building Corp. Rev., (Portsmouth Abbey School), VRDN, 0.32%, 12/1/10 (LOC: Bank of America N.A.)(1)	3,540,000	3,540,000
		5,954,400
SOUTH CAROLINA — 1.5%
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/17 (CIFG)(1)	1,060,000	1,154,033
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/18 (CIFG)(1)	2,260,000	2,426,539
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/19 (CIFG)(1)	1,450,000	1,535,115
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/20 (CIFG)(1)	3,000,000	3,131,520
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)(1)(2)	625,000	803,300
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (NATL/FGIC)(1)	875,000	1,071,665
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	375,000	444,637
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)(2)	140,000	172,262
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)(2)	485,000	596,763
Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/16(1)	5,000,000	5,555,550
Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/17(1)	3,000,000	3,338,490

	Principal Amount	Value
South Carolina Jobs-Economic Development Auth. Hospital Rev., (Palmetto Health), 5.75%, 8/1/39(1)	$2,700,000	$2,680,992
South Carolina Ports Auth. Rev., 4.00%, 7/1/15(3)	1,000,000	1,076,970
South Carolina Ports Auth. Rev., 5.00%, 7/1/16(3)	2,695,000	3,041,173
Spartanburg County Health Services District, Inc. Hospital Rev., 5.50%, 4/15/16 (AGM)(1)	1,095,000	1,136,019
Tobacco Settlement Revenue Management Auth. Rev., 5.00%, 6/1/18(1)	990,000	992,010
University Athletic Facilities Rev., Series 2010 A, 5.00%, 5/1/40	2,695,000	2,746,609
		31,903,647
TENNESSEE — 0.6%
Chattanooga Health Educational & Housing Facility Board Rev., Series 2005 A, (Campus Development Foundation, Inc. Phase I LLC), 5.00%, 10/1/15(1)	2,280,000	2,353,918
Johnson City Health & Educational Facilities Board Hospital Rev., (Mountain States Health Alliance), 6.00%, 7/1/38(1)	1,750,000	1,738,222
Memphis Electric System Rev., 5.00%, 12/1/15(1)	2,500,000	2,904,875
Memphis Electric System Rev., 5.00%, 12/1/16(1)	1,000,000	1,163,430
Montgomery County Public Building Auth. Rev., (Tennessee County Loan Pools), VRDN, 0.30%, 12/1/10 (LOC: Bank of America N.A.)	2,800,000	2,800,000
Tennessee State School Board Auth. Rev., Series 2008 B, (Higher Educational Facilities), 5.125%, 5/1/33(1)	1,000,000	1,042,540
		12,002,985
TEXAS — 6.5%
Allen Independent School District GO, (School Building), 5.25%, 2/15/34(1)	3,325,000	3,476,919
Canadian River Municipal Water Auth. Rev., (Conjunctive Use Groundwater), 5.00%, 2/15/19 (Ambac)(1)	1,000,000	1,094,110
Cash Special Utility District Rev., 5.25%, 9/1/24 (NATL)(1)	$2,035,000	$2,065,606
Clint Independent School District GO, (Unlimited Tax School Building and Refunding Bonds), 6.00%, 2/15/11, Prerefunded at 100% of Par (PSF-GTD)(1)(2)	340,000	344,077
Clint Independent School District GO, (Unlimited Tax School Building and Refunding Bonds), 6.00%, 2/15/11, Prerefunded at 100% of Par (PSF-GTD)(1)(2)	1,475,000	1,490,738
Cypress-Fairbanks Independent School District GO, (Schoolhouse), 5.00%, 2/15/16 (PSF-GTD)(1)	1,000,000	1,165,310
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14(1)	680,000	778,423
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/15(1)	2,185,000	2,543,427
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19(1)	2,250,000	2,649,330
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2009 A, 5.00%, 11/1/24(1)	1,000,000	1,049,530
Donna Independent School District GO, 5.00%, 2/15/15 (PSF-GTD)(1)	2,000,000	2,293,920
Edcouch-Elsa Independent School District GO, 5.00%, 2/15/14 (PSF-GTD)(1)	1,115,000	1,250,305
Garza County Public Facility Corp. Rev., 5.00%, 10/1/11(1)	610,000	621,090
Garza County Public Facility Corp. Rev., 5.00%, 10/1/13(1)	2,015,000	2,097,494
Garza County Public Facility Corp. Rev., 5.25%, 10/1/14(1)	1,115,000	1,173,370
Garza County Public Facility Corp. Rev., 5.25%, 10/1/15(1)	1,225,000	1,290,562
Garza County Public Facility Corp. Rev., 5.25%, 10/1/16(1)	1,145,000	1,202,353

	Principal Amount	Value
Garza County Public Facility Corp. Rev., 5.50%, 10/1/16(1)	$1,000,000	$1,111,390
Gregg County Health Facilities Development Corp. Rev., Series 2006 A, (Good Shepherd Medical Center), 5.00%, 10/1/16(1)	1,000,000	1,045,710
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 B, (The Methodist Hospital System), 5.50%, 12/1/18(1)	2,500,000	2,876,475
Harris County Rev., Series 2009 C, 5.00%, 8/15/17(1)	5,000,000	5,863,450
Hays Consolidated Independent School District GO, 6.32%, 8/15/11 (PSF-GTD)(1)(2)(5)	700,000	697,256
Hays Consolidated Independent School District GO, 6.32%, 8/15/11 (PSF-GTD)(1)(5)	2,300,000	2,292,295
Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,295,000	1,403,366
Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,750,000	1,896,440
Houston Airport System Rev., Series 2009 A, (Senior Lien), 5.50%, 7/1/39(1)	4,000,000	4,186,440
Houston GO, Series 2009 A, (Public Improvement), 5.00%, 3/1/21(1)	10,000,000	11,299,900
Houston Utility System Rev., Series 2010 C, (Comb-First Lien), 5.00%, 11/15/18(1)	7,500,000	8,808,750
Laredo Community College District Combined Fee Rev., 5.25%, 8/1/35 (AGM)(1)	1,115,000	1,132,662
Live Oak GO, 5.25%, 8/1/22 (NATL)(1)	1,630,000	1,688,224
Lone Star College System GO, 5.00%, 8/15/21(1)	1,000,000	1,143,830
Lone Star College System GO, 5.00%, 8/15/22(1)	2,650,000	2,995,719
Love Field Airport Modernization Corp. Special Tax Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40(1)	3,970,000	3,695,911
Lower Colorado River Auth. Rev., 5.00%, 5/15/13(1)	1,040,000	1,130,844
Lower Colorado River Auth. Rev., 5.00%, 5/15/15(1)	800,000	900,672
Lower Colorado River Auth. Rev., (LCRA Transportation Services), 5.00%, 5/15/22(1)	$1,000,000	$1,090,020
Lower Colorado River Auth. Rev., (LCRA Transportation Services), 5.00%, 5/15/23(1)	3,435,000	3,701,831
Lower Colorado River Auth. Rev., (LCRA Transportation Services), 5.00%, 5/15/24(1)	2,000,000	2,131,840
Lubbock Electric Light & Power System Rev., 4.00%, 4/15/14(1)	2,000,000	2,153,100
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/15(1)	1,000,000	1,123,930
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/16(1)	2,000,000	2,269,560
Montgomery County GO, (Road), 5.50%, 3/1/14, Prerefunded at 100% of Par (Ambac)(1)(2)	1,740,000	1,983,043
North Texas Thruway Auth. Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13(1)	9,500,000	10,156,925
Pasadena Independent School District GO, Series 1996 A, 6.05%, 2/15/16 (PSF-GTD)(1)	550,000	669,367
San Antonio Electric & Gas Rev., (Junior Lien), VRDN, 1.15%, 12/1/10(1)	2,750,000	2,745,710
Southside Independent School District GO, Series 2004 A, 5.25%, 8/15/25 (PSF-GTD)(1)	2,120,000	2,287,141
Tarrant County Cultural Education Facilities Finance Corp. Retirement Facility Rev., (Air Force Village Obligated Group), 5.00%, 5/15/16(1)	1,000,000	1,023,940
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Texas Health Resources), 5.00%, 11/15/40(1)	5,000,000	4,893,450
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/15(1)	1,000,000	1,134,710
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/20(1)	1,500,000	1,683,150

	Principal Amount	Value
Texas Public Finance Auth. Charter School Finance Corp. Rev., Series 2006 A, (KIPP, Inc.), 5.25%, 2/15/14 (ACA)(1)	$400,000	$414,648
Texas Public Finance Auth. Rev., Series 2010 A, (Unemployment Compensation), 5.00%, 7/1/14(3)	5,000,000	5,639,550
Texas State Transportation Commission Rev., Series 2006 A, (First Tier), 4.50%, 4/1/16(1)	5,000,000	5,730,450
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/13	1,000,000	1,093,190
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/16	1,125,000	1,299,634
West Harris County Regional Water Auth. Rev., 5.00%, 12/15/35(1)	750,000	740,490
West Oso Independent School District GO, 5.50%, 8/15/13, Prerefunded at 100% of Par (PSF-GTD)(1)(2)	1,265,000	1,425,604
Williamson County GO, Series 2004 A, (Unlimited Tax Road & Refunding Bonds), 5.00%, 2/15/19 (NATL)(1)	1,000,000	1,176,570
		137,323,751
U.S. VIRGIN ISLANDS — 0.8%
Virgin Islands Public Finance Auth. Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/17(1)	6,950,000	7,656,329
Virgin Islands Public Finance Auth. Rev., Series 2010 A, (Senior Lien), 5.00%, 10/1/25(1)	7,250,000	7,333,810
Virgin Islands Water & Power Auth. Rev., Series 2007 A, 5.00%, 7/1/24(1)	1,500,000	1,500,765
		16,490,904
UTAH — 0.9%
Eagle Mountain City Gas & Electric Rev., 5.00%, 6/1/19 (Radian)(1)	2,550,000	2,598,322
Intermountain Power Agency Rev., Series 2008 A, 5.25%, 7/1/20(1)	3,500,000	3,787,070
Salt Lake City Hospital Rev., Series 1988 A, (Intermountain Healthcare), 8.125%, 5/15/15(1)(2)	$645,000	$737,222
Utah County Municipal Building Auth. Lease Rev., 5.25%, 11/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,820,000	1,902,610
Utah County Municipal Building Auth. Lease Rev., 5.25%, 11/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,915,000	2,001,922
Utah County Municipal Building Auth. Lease Rev., 5.50%, 11/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,000,000	1,047,690
Utah GO, Series 2009 C, 5.00%, 7/1/18(1)	4,000,000	4,786,240
West Valley City Sales Tax Rev., Series 2001 A, 5.50%, 7/15/11, Prerefunded at 100% of Par (NATL)(1)(2)	1,305,000	1,347,700
		18,208,776
VERMONT — 0.4%
University of Vermont & State Agricultural College Rev., 5.00%, 10/1/19 (Ambac)(1)	4,290,000	4,739,807
Vermont Educational & Health Buildings Financing Agency Rev., (Middlebury College), 5.00%, 11/1/40(1)	3,250,000	3,320,005
		8,059,812
VIRGINIA — 0.9%
Fairfax County COP., 5.30%, 4/15/23	1,500,000	1,625,895
Pittsylvania County GO, Series 2001 B, 5.75%, 3/1/11, Prerefunded at 102% of Par (NATL/School Bond Reserve Fund)(1)(2)	1,115,000	1,152,787
Virginia College Building & Education Facilities Auth. Rev., Series 2009 A, (Public Higher Education Financing Program), 5.00%, 9/1/28(1)	5,100,000	5,438,538
Virginia Resources Auth. Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16(1)	5,120,000	6,065,766

	Principal Amount	Value
Virginia Resources Auth. Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/22(1)	$4,150,000	$4,726,975
		19,009,961
WASHINGTON — 3.2%
Benton County Public Utility District No. 1 Electric Rev., Series 2001 A, 5.625%, 11/1/19 (AGM)(1)	1,000,000	1,037,450
Cowlitz County Kelso School District No. 458 GO, 5.75%, 6/1/12, Prerefunded at 100% of Par (AGM/School Bond Guarantee)(1)(2)	1,000,000	1,078,310
Energy Northwest Electric Rev., Series 2002 A, (Columbia Generating), 5.75%, 7/1/18 (NATL)(1)	3,500,000	3,743,950
Energy Northwest Electric Rev., Series 2002 B, (Columbia Generating), 6.00%, 7/1/18 (Ambac)(1)	10,000,000	10,800,500
Energy Northwest Electric Rev., Series 2008 D, (Columbia Generating), 5.00%, 7/1/12(1)	2,375,000	2,539,516
Energy Northwest Electric Rev., Series 2009 A, (Project 3), 5.25%, 7/1/18(1)	3,000,000	3,593,160
Energy Northwest Electric Rev., Series 2010 A, (Project 3), 5.00%, 7/1/18(1)	5,115,000	6,038,053
Energy Northwest Wind Rev., 4.75%, 7/1/20 (NATL)(1)	1,750,000	1,830,885
King County Public Hospital District No. 2 GO, (Evergreen Healthcare), 5.00%, 12/1/14 (NATL)(1)	1,000,000	1,111,710
King County School District No. 414 Lake Washington GO, 5.75%, 12/1/12, Prerefunded at 100% of Par(1)(2)	1,555,000	1,712,910
Kitsap County School District No. 303 Bainbridge Island GO, 5.00%, 12/1/17 (NATL/School Bond Guarantee)(1)	1,000,000	1,137,810
Mason County School District No. 309 Shelton GO, 5.625%, 12/1/11, Prerefunded at 100% of Par (FGIC/School Bond Guarantee)(1)(2)	1,260,000	1,327,019
Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	$1,000,000	$1,057,260
Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,120,000	1,184,131
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/22(1)	1,000,000	1,091,050
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/40(1)	2,000,000	2,010,520
Seattle Municipal Light & Power Rev., Series 2010 B, 5.00%, 2/1/19(1)	5,000,000	5,798,100
Snohomish County Edmonds School District No. 15 GO, 5.00%, 12/1/17 (NATL/FGIC/School Bond Guarantee)(1)	6,690,000	7,674,501
Washington GO, Series 1990 A, 6.75%, 2/1/15(1)	1,000,000	1,115,920
Washington Health Care Facilities Auth. Rev., Series 2006 D, (Providence Health & Services), 5.25%, 10/1/33 (AGM)(1)	4,500,000	4,648,950
Washington Health Care Facilities Auth. Rev., Series 2009 A, (Swedish Health Services), 6.50%, 11/15/33	3,000,000	3,177,480
Whitman County Pullman School District No. 267 GO, 5.625%, 6/1/12, Prerefunded at 100% of Par (AGM/School Bond Guarantee)(1)(2)	1,500,000	1,613,025
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/18 (NATL/School Bond Guarantee)(1)	1,675,000	1,897,189
		67,219,399
WISCONSIN — 0.7%
Wisconsin Clean Water Rev., Series 1991-1, 6.875%, 6/1/11(1)	710,000	729,802
Wisconsin Health & Educational Facilities Auth. Rev., (Luther Hospital), 5.50%, 11/15/22(1)	4,655,000	5,057,797
Wisconsin Health & Educational Facilities Auth. Rev., (Luther Hospital), 5.75%, 11/15/30(1)	5,800,000	6,142,026

	Principal Amount	Value
Wisconsin Health & Educational Facilities Auth. Rev., Series 2010 B, (Aurora Health Care), 5.00%, 7/15/13(3)	$2,000,000	$2,113,260
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18(1)	500,000	588,715
		14,631,600
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $2,029,674,674)		2,107,334,764
OTHER ASSETS AND LIABILITIES — 0.4%		8,384,160
TOTAL NET ASSETS — 100.0%		$2,115,718,924

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
702	U.S. Long Bond	March 2011	$89,351,438	$52,965

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
2,316	U.S. Treasury 2-Year Notes	March 2011	$508,072,500	$189,370

Notes to Schedule of Investments

ACA = American Capital Access

AGC = Assured Guaranty Corporation

AGM = Assured Guaranty Municipal Corporation

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Company

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

NATL = National Public Finance Guarantee Corporation

NATL-IBC = National Public Finance Guarantee Corporation - Insured Bond Certificates

PSF-GTD = Permanent School Fund Guaranteed

Radian = Radian Asset Assurance, Inc.

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

XLCA = XL Capital Ltd.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $613,393,000.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	When-issued security.

(4)	Category is less than 0.05% of total net assets.

(5)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(6)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $1,000,000, which represented less than 0.05% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,029,674,674)	$2,107,334,764
Cash	615,577
Receivable for investments sold	743,962
Receivable for capital shares sold	1,507,742
Receivable for variation margin on futures contracts	416,813
Interest receivable	28,484,921
2,139,103,779

Liabilities
Payable for investments purchased	18,572,480
Payable for capital shares redeemed	2,638,904
Payable for variation margin on futures contracts	615,187
Accrued management fees	761,562
Distribution and service fees payable	10,945
Dividends payable	785,777
23,384,855

Net Assets	$2,115,718,924

Net Assets Consist of:
Capital paid in	$2,057,382,455
Accumulated net realized loss	(19,565,956)
Net unrealized appreciation	77,902,425
$2,115,718,924

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,829,834,549	165,814,434	$11.04
Institutional Class	$252,853,944	22,910,618	$11.04
A Class	$25,879,546	2,344,759	$11.04	*
C Class	$7,150,885	648,395	$11.03

*Maximum offering price $11.56 (net asset value divided by 0.955)

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$40,405,408

Expenses:
Management fees	4,661,858
Distribution and service fees:
A Class	18,782
C Class	22,962
Trustees’ fees and expenses	35,316
Other expenses	37,152
4,776,070
Fees waived	(91,994)
4,684,076

Net investment income (loss)	35,721,332

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,564,862
Futures contract transactions	(4,850,394)
(3,285,532)

Change in net unrealized appreciation (depreciation) on:
Investments	(10,394,041)
Futures contracts	1,039,973
(9,354,068)

Net realized and unrealized gain (loss)	(12,639,600)

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,081,732

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MAY 31, 2010
Increase (Decrease) in Net Assets	November 30, 2010	May 31, 2010
Operations
Net investment income (loss)	$35,721,332	$58,813,953
Net realized gain (loss)	(3,285,532)	140,676
Change in net unrealized appreciation (depreciation)	(9,354,068)	55,899,473
Net increase (decrease) in net assets resulting from operations	23,081,732	114,854,102

Distributions to Shareholders
From net investment income:
Investor Class	(31,096,909)	(52,623,677)
Institutional Class	(4,332,994)	(6,221,372)
A Class	(236,271)	(21,617)
C Class	(55,158)	(3,075)
Decrease in net assets from distributions	(35,721,332)	(58,869,741)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	196,656,621	565,416,373

Net increase (decrease) in net assets	184,017,021	621,400,734

Net Assets
Beginning of period	1,931,701,903	1,310,301,169
End of period	$2,115,718,924	$1,931,701,903

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2010 (UNAUDITED)

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Intermediate-Term Tax-Free Bond Fund (formerly Tax-Free Bond Fund) (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in investment-grade municipal obligations. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the A Class and C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.013% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the six months ended November 30, 2010 was $80,261, $10,678, $813 and $242 for the Investor Class, Institutional Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the six months ended November 30, 2010 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class. The effective annual management fee after waiver for each class for the six months ended November 30, 2010 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended November 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2010, were $314,916,685 and $114,504,760, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended November 30, 2010		Year ended May 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	28,749,569	$321,776,123	73,822,029	$806,596,776
Issued in reinvestment of distributions	2,442,696	27,368,913	4,214,681	46,089,491
Redeemed	(19,147,848)	(213,870,135)	(36,255,147)	(396,539,550)
	12,044,417	135,274,901	41,781,563	456,146,717
Institutional Class
Sold	5,369,990	60,107,119	12,249,630	134,096,397
Issued in reinvestment of distributions	310,891	3,483,602	509,099	5,570,113
Redeemed	(2,700,178)	(30,138,549)	(3,283,012)	(35,975,904)
	2,980,703	33,452,172	9,475,717	103,690,606
A Class
Sold	2,183,749	24,534,195	354,426	3,895,639
Issued in reinvestment of distributions	14,788	165,648	1,829	20,231
Redeemed	(210,030)	(2,347,014)	(3)	(37)
	1,988,507	22,352,829	356,252	3,915,833
C Class
Sold	517,100	5,797,246	150,727	1,660,703
Issued in reinvestment of distributions	4,076	45,643	255	2,825
Redeemed	(23,735)	(266,170)	(28)	(311)
	497,441	5,576,719	150,954	1,663,217
Net increase (decrease)	17,511,068	$196,656,621	51,764,486	$565,416,373

(1)	March 1, 2010 (commencement of sale) through May 31, 2010 for the A Class and C Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of November 30, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $416,813 in receivable for variation margin on futures contracts and as a liability of $615,187 in payable for variation margin on futures contracts. For the six months ended November 30, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $(4,850,394) in net realized gain (loss) on futures contract transactions and $1,039,973 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,029,674,674
Gross tax appreciation of investments	$87,021,216
Gross tax depreciation of investments	(9,361,126)
Net tax appreciation (depreciation)	$77,660,090

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of May 31, 2010, the fund had accumulated capital losses of $(14,120,092), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2015	2016	2017	2018
$(1,643,796)	—	$(3,280,979)	$(9,195,317)

The fund has elected to treat $(578,167) of net capital losses incurred in the seven-month period ended May 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.09		$10.70	$10.74	$10.68	$10.67	$10.88
Income From Investment Operations
Net Investment Income (Loss)	0.19	(2)	0.40 (2)	0.41	0.43	0.42	0.40
Net Realized and Unrealized Gain (Loss)	(0.05)		0.39	(0.04)	0.06	0.01	(0.20)
Total From Investment Operations	0.14		0.79	0.37	0.49	0.43	0.20
Distributions
From Net Investment Income	(0.19)		(0.40)	(0.41)	(0.43)	(0.42)	(0.40)
From Net Realized Gains	—		—	—	—	—	(0.01)
Total Distributions	(0.19)		(0.40)	(0.41)	(0.43)	(0.42)	(0.41)
Net Asset Value, End of Period	$11.04		$11.09	$10.70	$10.74	$10.68	$10.67

Total Return(3)	1.27%		7.48%	3.58%	4.66%	4.08%	1.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.47	%(4)(5)	0.48%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.43	%(4)(5)	3.61%	3.89%	4.00%	3.91%	3.73%
Portfolio Turnover Rate	6%		14%	37%	62%	43%	79%
Net Assets, End of Period (in thousands)	$1,829,835		$1,705,065	$1,198,419	$1,002,648	$709,988	$665,458

(1)	Six months ended November 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.48% and 3.42%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.09		$10.70	$10.74	$10.68	$10.67	$10.88
Income From Investment Operations
Net Investment Income (Loss)	0.20	(2)	0.42 (2)	0.43	0.45	0.44	0.42
Net Realized and Unrealized Gain (Loss)	(0.05)		0.39	(0.04)	0.06	0.01	(0.20)
Total From Investment Operations	0.15		0.81	0.39	0.51	0.45	0.22
Distributions
From Net Investment Income	(0.20)		(0.42)	(0.43)	(0.45)	(0.44)	(0.42)
From Net Realized Gains	—		—	—	—	—	(0.01)
Total Distributions	(0.20)		(0.42)	(0.43)	(0.45)	(0.44)	(0.43)
Net Asset Value, End of Period	$11.04		$11.09	$10.70	$10.74	$10.68	$10.67

Total Return(3)	1.37%		7.69%	3.78%	4.88%	4.28%	2.07%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.27	%(4)(5)	0.28%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.63	%(4)(5)	3.81%	4.09%	4.20%	4.11%	3.93%
Portfolio Turnover Rate	6%		14%	37%	62%	43%	79%
Net Assets, End of Period (in thousands)	$252,854		$221,014	$111,882	$67,895	$10,567	$7,815

(1)	Six months ended November 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.28% and 3.62%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.09		$11.03
Income From Investment Operations
Net Investment Income (Loss)(3)	0.18		0.09
Net Realized and Unrealized Gain (Loss)	(0.05)		0.06
Total From Investment Operations	0.13		0.15
Distributions
From Net Investment Income	(0.18)		(0.09)
Net Asset Value, End of Period	$11.04		$11.09

Total Return(4)	1.15%		1.35%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.72	%(5)(6)	0.73	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.18	%(5)(6)	3.19	%(5)
Portfolio Turnover Rate	6%		14	%(7)
Net Assets, End of Period (in thousands)	$25,880		$3,951

(1)	Six months ended November 30, 2010 (unaudited).

(2)	March 1, 2010 (commencement of sale) through May 31, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.73% and 3.17%, respectively, if a portion of the management fee had not been waived.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.08		$11.03
Income From Investment Operations
Net Investment Income (Loss)(3)	0.13		0.06
Net Realized and Unrealized Gain (Loss)	(0.04)		0.06
Total From Investment Operations	0.09		0.12
Distributions
From Net Investment Income	(0.14)		(0.07)
Net Asset Value, End of Period	$11.03		$11.08

Total Return(4)	0.77%		1.07%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.47	%(5)(6)	1.48	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.43	%(5)(6)	2.33	%(5)
Portfolio Turnover Rate	6%		14	%(7)
Net Assets, End of Period (in thousands)	$7,151		$1,673

(1)	Six months ended November 30, 2010 (unaudited).

(2)	March 1, 2010 (commencement of sale) through May 31, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.48% and 2.42%, respectively, if a portion of the management fee had not been waived.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	849,873,197
	Against:	20,829,626
	Abstain:	34,787,405
	Broker Non-Vote:	239,751,525

Institutional Class	For:	107,159,557
	Against:	926,352
	Abstain:	1,732,655
	Broker Non-Vote:	70,719,163

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70213   1101

SEMIANNUAL REPORT   NOVEMBER 30, 2010

Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five States and Territories	8
Top Five Sectors	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	26

Other Information

Proxy Voting Results	31
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Municipal bonds (munis) produced mostly modest, positive returns in the six months ended November 30, 2010 (see the accompanying table). Economic and market data in this period were mixed. On the one hand, the housing market remained weak and the unemployment rate rose to 9.8% in November, while the European sovereign debt crisis flared up again, reigniting worries about the health of the global economy and financial system. On the other hand, manufacturing activity and consumer confidence improved, while corporate profits remained strong.

Worries about the health of the economy and potential deflation led the Federal Reserve in November to initiate another round of government bond purchases to boost the money supply (so-called “quantitative easing”). Investors reacted by selling Treasury debt, reflecting skepticism about the plan’s objectives, and belief that further monetary easing presents undue risk of future inflation. As a result, bonds ended the period on a down note, giving back some of their earlier gains.

Municipal Market Review

Slow, steady improvement in economic and market conditions benefited credit-sensitive munis. Those conditions also meant that non-rated and lower-rated munis generally outperformed those rated AAA and AA. Looking at returns by sector, municipal general obligation debt generally performed better than revenue and pre-refunded securities for the six months. However, munis trailed Treasury securities, largely as a result of muni market volatility toward the end of the reporting period.

We believe the recent muni market turmoil occurred for reasons both emotional and fundamental, including U.S. housing and labor market stagnation and their impact on tax receipts; persistent budget imbalances in some state and local governments; proposed federal tax-cut extensions; uncertainty about the federally subsidized Build America Bonds program and other federal support for state and local programs; a wave of negative muni credit publicity; and near-term supply surges and demand declines.

This turmoil, which is part of the market’s long, slow healing process from the 2008 financial crisis, opened potential buying opportunities for long-term investors. We believe muni credit, though under pressure, will be mostly resilient.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2010*
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	2.78%	Aggregate Bond	3.85%
Municipal High Yield Bond	2.67%	Treasury Bond	3.74%
Municipal Bond	1.12%	*Total returns for periods less than one year are not annualized.
Long-Term Municipal Bond	0.06%

3

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years		10 years		Since Inception		Inception Date
A Class No sales charge* With sales charge*	MMBAX	0.70% -3.84%	4.69% -0.03%	4.04% 3.08%	(2) (2)	4.82% 4.34%	(2) (2)	5.27% 4.92%	(2) (2)	3/31/97
Barclays Capital Municipal Bond Index	—	1.12%	4.76%	4.67%		5.30%		5.52%		—
Lipper General Municipal Debt Funds Average Returns(3)	—	0.65%	4.58%	3.21%		4.19%		4.42%		—
A Class’s Lipper Ranking as of November 30, 2010(3) as of December 31, 2010(3)		— —	127 of 258 111 of 259	47 of 198 45 of 198		36 of 161 34 of 161		11 of 117 10 of 117		— —
Investor Class	ACLVX	0.83%	4.96%	—		—		4.42%		4/3/06
Institutional Class	ACLSX	0.92%	5.16%	—		—		4.62%		4/3/06
B Class No sales charge* With sales charge*	MMDBX	0.32% -4.68%	3.92% -0.08%	3.30% 3.12%	(2) (2)	4.09% 4.09%	(2) (2)	4.55% 4.55%	(2) (2)	3/31/97
C Class No sales charge* With sales charge*	ACTCX	0.32% -0.67%	3.91% 3.91%	— —		— —		3.38% 3.38%		4/3/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of fees had not been waived.

(3)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000*

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.48%	0.28%	0.73%	1.48%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 0.70%* for the six months ended November 30, 2010. By comparison, the Barclays Capital Municipal Bond Index gained 1.12%. The average return of the general municipal debt funds tracked by Lipper Inc. was 0.65% for the same period. The portfolio’s average annual returns also exceeded those of its Lipper group average for the one-, five-, and 10-year periods ended in November (see page 4).

The portfolio’s absolute results reflect the challenging environment for municipal bonds (munis) as the reporting period ended (see the Market Perspective on page 3). The portfolio trailed the broad Municipal Bond Index because long-term munis were the poorest-performing segment of the market for the six months, according to Barclays Capital. Key determinants of portfolio performance were its credit and sector positioning.

Credit Allocation Mixed

The portfolio’s credit allocation had a mixed effect on performance. We held a little more than 50% of assets in securities rated AAA and AA as of November 30. That detracted from relative performance for the six months as a whole, when lower-rated bonds outperformed. However, it was beneficial to hold higher-rated debt during the market volatility late in the reporting period.

We should also point out that we added select bonds rated A and BBB over the last six months. In particular, we have been buying securities with attractive yields and/or credit and maturity structures that we believe are positioned to do well over a long-term investment horizon.

Sector Allocation Mostly Positive

Looking at sector allocation effects, we tended to avoid tax-backed bonds and the more volatile, corporate-backed sectors in favor of revenue bonds. Within the universe of revenue bonds, we tended to favor essential service revenue bonds (such as utilities, education, and health care debt), while holding an underweight position in industrial development revenue and pollution control revenue (IDR/PCR) bonds. This was beneficial because electric and health care were two of the better-performing slices of the revenue bond index for the reporting period, while IDR/PCR securities lagged. In addition to these core positions in essential service revenue bonds, we worked hard to take advantage of oversupply in sectors such as airport revenue bonds and higher education, looking to add securities at what we considered temporarily depressed prices.

Municipal Credit Comment

We continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Muni credit challenges do exist, but the situation is not as dire as some media reports make it out to be. The media’s focus on a handful of troubled state and local issuers overshadowed 2010’s improvements in state tax receipts and austerity measures taken to achieve municipal financial stability.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown. Total returns for periods less than one year are not annualized.

6

We do not dispute that prolonged subpar economic growth has put the credit quality of muni issuers under pressure. We expect more credit rating downgrades and a handful of additional defaults at the local level. But that’s far less severe than the broad muni market collapse suggested by the media. We think muni credit quality in general will be resilient. Muni debt service typically has a high priority claim on revenues, and muni issuers can be very resourceful in terms of finding and generating income.

Outlook

“Our muni market outlook is based upon our macroeconomic outlook, which calls for a slow and steady recovery,” says Steven Permut, senior vice president and senior portfolio manager. “Because municipal credit trends tend to lag changes in the broad economy by 12-36 months, we expect municipal credit to show slow, gradual improvement. But we’ve also seen how negative headlines about a handful of municipal issuers can weigh on the entire market, and we shouldn’t discount that risk going forward.”

“In addition,” Permut continues, “developments in Washington are contributing to muni supply and demand concerns and volatility in the near term. The extension of 2001 and 2003 tax cuts dampens the appeal of munis’ tax-free income, while the expiration of the Build America Bonds program should increase tax-exempt bond supply in 2011. But the resulting short-term market swings present the long-term, value-oriented investor with attractive buying opportunities. So, while we will continue to favor higher-quality essential service revenue bonds over higher-volatility securities, we will look to take advantage of market price declines to add select bonds trading at attractive yields that we believe to be out of line with their actual risks.”

7

Portfolio at a Glance
As of 11/30/10
Weighted Average Maturity	15.4 years
Average Duration (Modified)	6.3 years

Yields as of November 30, 2010
30-Day SEC Yield
Investor Class	3.21%
Institutional Class	3.42%
A Class	2.83%
B Class	2.21%
C Class	2.20%
A Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket	3.77%
28.00% Tax Bracket	3.93%
33.00% Tax Bracket	4.22%
35.00% Tax Bracket	4.35%
(1)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States and Territories
% of net assets as of 11/30/10
California	16.4%
New York	13.9%
Texas	6.2%
Puerto Rico	4.8%
Illinois	4.5%

Top Five Sectors
% of fund investments as of 11/30/10
General Obligation (GO)	21%
Hospital Revenue	18%
Electric Revenue	12%
Transportation Revenue	9%
Higher Education	9%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/10	Ending Account Value 11/30/10	Expenses Paid During Period* 6/1/10 – 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,008.30	$2.42	0.48%
Institutional Class	$1,000	$1,009.20	$1.41	0.28%
A Class	$1,000	$1,007.00	$3.67	0.73%
B Class	$1,000	$1,003.20	$7.43	1.48%
C Class	$1,000	$1,003.20	$7.43	1.48%
Hypothetical
Investor Class	$1,000	$1,022.66	$2.43	0.48%
Institutional Class	$1,000	$1,023.66	$1.42	0.28%
A Class	$1,000	$1,021.41	$3.70	0.73%
B Class	$1,000	$1,017.65	$7.49	1.48%
C Class	$1,000	$1,017.65	$7.49	1.48%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Municipal Securities — 98.6%
ALABAMA — 1.6%
East Alabama Health Care Facilities Auth. Rev., Series 2008 B, VRDN, 5.00%, 9/1/13(1)	$500,000	$521,335
Mobile Industrial Development Board. Solid Waste Disposal Rev., (Alabama Power-Barry Plant), VRDN, 0.32%, 12/1/10(1)	200,000	200,000
		721,335
ARIZONA — 3.2%
Mohave County Industrial Development Auth. Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25(1)	200,000	226,972
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24(1)	250,000	277,772
Salt River Agricultural Improvement & Power Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39(1)	635,000	650,456
University Medical Center Corp. Rev., 6.50%, 7/1/39(1)	300,000	318,399
		1,473,599
CALIFORNIA — 16.4%
Anaheim Public Financing Auth. Rev., (Electric System Distribution), 5.25%, 10/1/34(1)	400,000	410,700
Bay Area Toll Auth. Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39(1)	300,000	299,304
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22(1)	300,000	328,044
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16(1)	100,000	115,640
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/22(1)	100,000	109,348
California GO, 5.625%, 4/1/26(1)	500,000	522,960
California GO, 5.75%, 4/1/27(1)	500,000	525,095
California GO, 5.75%, 4/1/28(1)	500,000	521,290
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38(1)	250,000	280,238
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39(1)	$300,000	$313,479
California Municipal Finance Auth. Rev., Series 2010 A, (Eisenhower Medical Center), 5.75%, 7/1/40	200,000	193,910
California Rev., Series 2010 A2, 3.00%, 6/28/11	250,000	251,887
California Statewide Communities Development Auth. Rev., (Proposition 1A Receivables), 5.00%, 6/15/13(1)	250,000	269,198
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34(1)	300,000	310,719
Chaffey Community College District GO, Series 2007 C, (Election of 2002), 5.00%, 6/1/32 (NATL)(1)	265,000	267,120
Desert Sands Unified School District COP, (Financing), 5.00%, 3/1/18(1)	50,000	53,953
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.00%, 6/1/17(1)	225,000	225,866
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47(1)	200,000	129,148
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(1)	350,000	251,293
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/21(1)	250,000	266,500
Metropolitan Water District of Southern California Rev., Series 2004 B3, 3.25%, 10/1/11 (NATL)(1)	150,000	153,648
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35(1)	400,000	412,228
Northern California Power Agency Rev., Series 2009 A, (Geothermal Project No. 3), 5.25%, 7/1/24(1)	200,000	215,000

11

	Principal Amount	Value
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	$250,000	$238,850
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33(1)	290,000	320,508
San Diego Public Facilities Financing Sewer Auth. Rev., Series 2010 A, 5.25%, 5/15/24(1)	50,000	55,757
Vernon Electric System Rev., Series 2009 A, 5.50%, 8/1/15(1)	420,000	465,511
		7,507,194
COLORADO — 1.5%
Colorado Health Facilities Auth. Rev., Series 2008 D, (Catholic Health Initiatives), 6.25%, 10/1/33(1)	240,000	261,538
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	200,000	201,582
University of Colorado Rev., Series 2009 A, 5.25%, 6/1/30(1)	200,000	211,732
		674,852
CONNECTICUT — 1.1%
Connecticut Health & Educational Facilities Auth. Rev., Series 2003 X3, (Yale University), 4.85%, 7/1/37(1)	250,000	257,587
Connecticut Health & Educational Facilities Auth. Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/17 (NATL)(1)	200,000	226,368
		483,955
DELAWARE — 0.2%
New Castle County GO, Series 2009 A, 5.00%, 7/15/27(1)	100,000	108,876
DISTRICT OF COLUMBIA — 1.0%
Washington Metropolitan Area Transit Auth. Rev., Series 2009 A, 5.00%, 7/1/17(1)	400,000	463,424
FLORIDA — 2.4%
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17(1)	200,000	210,238
Florida Board of Education Capital Outlay GO, Series 2007 G, 4.75%, 6/1/37 (NATL)(1)	250,000	248,693
Miami-Dade County Educational Facilities Auth. Rev., Series 2008 A, (University of Miami), 5.50%, 4/1/38(1)	200,000	202,656
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33(1)	$100,000	$102,633
St. Petersburg Health Facilities Auth. Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	300,000	327,639
		1,091,859
GEORGIA — 2.1%
Fulton County Development Auth. Rev., Series 2001 A, (TUFF/Atlanta Housing, LLC Project at Georgia State University), 5.50%, 9/1/18 (Ambac)(1)	500,000	519,250
Georgia Municipal Electric Power Auth. Rev., Series 1998 Y, (Project Special Obligation), 6.40%, 1/1/13 (Ambac)(1)	40,000	42,074
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev., Series 2009 A, 5.00%, 7/1/39(1)	400,000	409,092
		970,416
GUAM — 1.0%
Guam Government GO, Series 2009 A, 6.75%, 11/15/29(1)	250,000	271,128
Guam Power Auth. Rev., Series 2010 A, 5.50%, 10/1/40	200,000	196,246
		467,374
HAWAII — 0.4%
Hawaii Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40(1)	200,000	200,720
IDAHO — 0.5%
Idaho Health Facilities Auth. Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)(1)	250,000	250,082
ILLINOIS — 4.5%
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14(1)	200,000	222,692
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15(1)	200,000	224,416
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16(1)	200,000	225,724
Illinois Finance Auth. Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28(1)	200,000	222,528
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/13(1)	400,000	415,960

12

	Principal Amount	Value
Metropolitan Pier & Exposition Auth. Rev., Series 2002 A, (Capital Appreciation - McCormick Place Exposition), 5.81%, 12/15/31 (NATL)(1)(2)	$1,825,000	$508,098
Metropolitan Pier & Exposition Auth. Rev., Series 2010 B2, (Taxable - McCormick), 5.20%, 6/15/50(1)	250,000	237,633
		2,057,051
INDIANA — 1.1%
Indiana Bond Bank Rev., Series 2006 A, (Special Program), 5.00%, 8/1/20 (AGM)(1)	250,000	273,995
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.375%, 1/1/25(1)	200,000	214,546
		488,541
IOWA — 3.7%
Iowa Finance Auth. Health Facilities Rev., (Great River Medical Center), VRDN, 0.31%, 12/1/10 (LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
Iowa Higher Education Loan Auth. Rev., (Private College-Des Moines), VRDN, 0.30%, 12/1/10 (LOC: Allied Irish Bank plc)	700,000	700,000
		1,700,000
KENTUCKY — 1.2%
Kentucky Property & Buildings Community Rev., 5.50%, 11/1/28(1)	250,000	267,695
Kentucky Turnpike Auth. Economic Development Road Rev., Series 2008 A, (Revitalization), 5.00%, 7/1/17(1)	240,000	281,405
		549,100
MARYLAND — 2.1%
Maryland Economic Development Corp. Student Housing Rev., (University of Maryland, College Park), 5.00%, 6/1/19(1)	150,000	157,950
Maryland GO, Series 2005 B, (State & Local Facilities Loan), 5.25%, 2/15/12(1)	250,000	264,443
Maryland Health & Higher Educational Facilities Auth. Rev., (LifeBridge Health Issue), 4.75%, 7/1/11(1)	250,000	255,210
Maryland Health & Higher Educational Facilities Auth. Rev., Series 2008 A, (Johns Hopkins University), 5.00%, 7/1/18(1)	$225,000	$267,322
		944,925
MASSACHUSETTS — 3.4%
Massachusetts Bay Transportation Auth. Rev., Series 2008 A, 5.25%, 7/1/34(1)	200,000	210,790
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	250,000	230,552
Massachusetts GO, Series 2008 A, 5.00%, 8/1/24(1)	200,000	217,590
Massachusetts Health & Educational Facilities Auth. Rev., (Boston Medical Center), 5.25%, 7/1/38(1)	200,000	183,146
Massachusetts Health & Educational Facilities Auth. Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(1)	200,000	218,916
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 C, 5.375%, 7/1/35(1)	250,000	244,155
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 H, (Winchester Hospital), 5.25%, 7/1/38(1)	250,000	232,798
		1,537,947
MINNESOTA — 1.2%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., Series 2007 B, 5.00%, 1/1/25 (NATL/FGIC)(1)	300,000	310,317
Minnesota GO, 5.00%, 6/1/18(1)	200,000	228,986
		539,303
MISSOURI — 1.5%
Missouri Health & Educational Facilities Auth. Rev., Series 2008 A, (The Washington University), 5.375%, 3/15/39(1)	250,000	268,675
Missouri Health & Educational Facilities Auth. Rev., Series 2009 A, (The Washington University), 5.00%, 11/15/39(1)	400,000	420,780
		689,455

13

	Principal Amount	Value
MONTANA — 0.2%
Montana Finance Auth. Health Care Facility Rev., (Kalispell Regional Medical Center), 5.00%, 7/1/35(1)	$95,000	$93,935
NEBRASKA — 1.0%
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/24(1)	150,000	158,886
Nebraska Public Power District Rev., Series 2010 C, 5.00%, 1/1/19(1)	250,000	284,120
		443,006
NEW JERSEY — 4.2%
Monmouth County GO, (County College Bonds), 4.00%, 9/15/19(1)	250,000	272,760
New Jersey GO, 5.00%, 6/1/17(1)	200,000	232,640
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15(1)	250,000	286,732
New Jersey Health Care Facilities Auth. Rev., (Hackensack University Medical Center), 5.00%, 1/1/34(1)	200,000	189,254
New Jersey Health Care Facilities Auth. Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31(1)	200,000	198,468
New Jersey Transportation Trust Fund Auth. Rev., Series 2006 A, 5.25%, 12/15/20(1)	205,000	227,181
New Jersey Transportation Trust Fund Auth. Rev., Series 2010 D, 5.00%, 12/15/17(1)	250,000	282,537
New Jersey Turnpike Auth. Rev., Series 2009 H, 5.00%, 1/1/36(1)	250,000	253,643
		1,943,215
NEW YORK — 13.9%
Long Island Power Auth. Electric System Rev., Series 2008 A, 6.00%, 5/1/33(1)	250,000	272,373
Long Island Power Auth. Electric System Rev., Series 2008 B, 5.25%, 4/1/19 (AGC-ICC)(1)	150,000	173,167
Metropolitan Transportation Auth. Rev., Series 2008 C, 6.50%, 11/15/28(1)	250,000	283,040
Metropolitan Transportation Auth. Rev., Series 2010 G, 5.00%, 11/15/19(3)	250,000	275,850
New York City Municipal Water Finance Auth. Water & Sewer System Rev., Series 2004 C, 5.00%, 6/15/35(1)	$250,000	$252,415
New York City Transitional Finance Auth. Rev., Series 2004 D2, (Future Tax Secured Bonds), 5.00%, 11/1/12(1)	215,000	232,643
New York City Transitional Finance Auth. Rev., Series 2009 S4, 5.50%, 1/15/39(1)	300,000	321,369
New York GO, Series 2009 A, 5.00%, 2/15/39(1)	300,000	308,211
New York GO, Series 2009 C, 5.00%, 8/1/23(1)	500,000	543,475
New York GO, Series 2009 E, 5.00%, 8/1/16(1)	400,000	461,940
New York Local Government Assistance Corp. Rev., Series 2003 A5/6, 5.00%, 4/1/18(1)	250,000	293,292
New York State Dormitory Auth. Rev., (Columbia University), 4.00%, 7/1/13(1)	250,000	270,670
New York State Dormitory Auth. Rev., (Mental Health Services Facilities Improvement), 5.50%, 2/15/18(1)	300,000	350,778
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37(1)	400,000	407,808
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai School Medicine), 5.00%, 7/1/14(1)	400,000	440,736
New York State Dormitory Auth. State Personal Income Tax Rev., Series 2008 A, 5.00%, 3/15/19(1)	300,000	340,260
New York State Environmental Facilities Corp. Rev., Series 2009 A, 5.125%, 6/15/38(1)	280,000	290,380
New York Urban Development Corp. State Personal Income Tax Rev., Series 2008 A1, (Economic Development & Housing), 5.00%, 12/15/22(1)	340,000	369,084
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	200,000	203,476
Troy Capital Resource Corp. Rev., Series 2010 A, (Rensselaer Polytechnic Institute), 5.125%, 9/1/40(1)	250,000	249,790
		6,340,757

14

	Principal Amount	Value
NORTH CAROLINA — 2.5%
North Carolina Eastern Municipal Power Agency Rev., Series 2008 C, 6.75%, 1/1/24(1)	$250,000	$293,690
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18(1)	300,000	336,207
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)	105,000	113,955
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)(4)	45,000	49,411
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16(1)	300,000	344,106
		1,137,369
OREGON — 1.8%
Clackamas County Hospital Facility Auth. Rev., Series 2009 A, (Legacy Health System), 5.50%, 7/15/35(1)	200,000	205,936
Oregon GO, Series 2009 A, (State Board of Higher Education), 5.00%, 8/1/38(1)	300,000	309,324
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39(1)	300,000	314,043
		829,303
PENNSYLVANIA — 4.4%
Allegheny County Industrial Development Auth. Rev., (Residential Resources, Inc.), 4.50%, 9/1/11(1)	345,000	348,757
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL)(1)(4)	500,000	638,145
Pennsylvania Turnpike Commission Rev., Series 2008 C, 6.00%, 6/1/28 (AGC)(1)	200,000	217,862
Philadelphia Gas Works Rev., 5.25%, 8/1/40(1)	250,000	240,147
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16(1)	300,000	331,089
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36(1)	250,000	255,438
		2,031,438
PUERTO RICO — 4.8%
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14(1)	$500,000	$544,315
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/23(1)	250,000	254,098
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28(1)	200,000	198,732
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL)(1)	250,000	258,400
Puerto Rico Highway & Transportation Auth. Rev., Series 2007 N, 5.25%, 7/1/30 (Ambac)(1)	525,000	529,462
Puerto Rico Public Buildings Auth. Rev., Series 2009 Q, 5.625%, 7/1/39(1)	400,000	406,372
		2,191,379
SOUTH CAROLINA — 0.9%
South Carolina Jobs-Economic Development Auth. Hospital Rev., (Palmetto Health), 5.75%, 8/1/39(1)	400,000	397,184
TENNESSEE — 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., Series 2008 A, (Vanderbilt University), 5.00%, 10/1/15(1)	225,000	261,484
TEXAS — 5.9%
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14(1)	250,000	286,185
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19(1)	250,000	294,370
Harris County Rev., Series 2009 A, (Toll Road), 5.00%, 8/15/38(1)	400,000	404,332
Love Field Airport Modernization Corp. Special Tax Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40(1)	250,000	232,740
Lower Colorado River Auth. Rev., 5.00%, 5/15/15(1)	200,000	225,168
North Texas Thruway Auth. Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13(1)	225,000	240,559
San Antonio Electric & Gas Rev., (Junior Lien), VRDN, 1.15%, 12/1/10(1)	250,000	249,610

15

	Principal Amount	Value
Tarrant County Cultural Education Facilities Finance Corp. Hospital Rev., (Scott & White Memorial Hospital and Scott, Sherwood & Brindley Foundation), 5.50%, 8/15/31(1)	$250,000	$255,648
University of North Texas Rev., Series 2009 A, 5.00%, 4/15/32	250,000	255,042
West Harris County Regional Water Auth. Rev., 5.00%, 12/15/35(1)	250,000	246,830
		2,690,484
UTAH — 1.2%
Utah State Board of Regents Hospital Rev., Series 2006 A, (University of Utah), 5.25%, 8/1/21 (NATL)(1)	250,000	285,265
Utah Transit Auth. Sales Tax Rev., Series 2008 A, 5.00%, 6/15/20(1)	250,000	284,967
		570,232
U.S. VIRGIN ISLANDS — 0.5%
Virgin Islands Public Finance Auth. Rev., Series 2010 A, (Senior Lien), 5.00%, 10/1/25(1)	250,000	252,890
VERMONT — 0.6%
Vermont Educational & Health Buildings Financing Agency Rev., (Middlebury College), 5.00%, 11/1/40(1)	250,000	255,385
VIRGINIA — 1.0%
Virginia Resources Auth. Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16(1)	200,000	236,944
Washington County Industrial Development Auth. Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38(1)	200,000	225,426
		462,370
WASHINGTON — 2.5%
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/30(1)	$200,000	$205,636
Redmond GO, 5.00%, 12/1/21(1)	250,000	281,550
Washington GO, Series 2008 A, 5.00%, 7/1/20(1)	200,000	228,338
Washington Health Care Facilities Auth. Rev., Series 2009 A, (Swedish Health Services), 6.50%, 11/15/33	400,000	423,664
		1,139,188
WISCONSIN — 2.5%
Milwaukee Redevelopment Auth. Rev., (Milwaukee Public Schools - Neighborhood Schools Initiative), 5.125%, 8/1/13, Prerefunded at 100% of Par (Ambac)(1)(4)	475,000	528,908
Wisconsin Health & Educational Facilities Auth. Rev., (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39(1)	300,000	322,023
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18(1)	250,000	294,357
		1,145,288
TOTAL MUNICIPAL SECURITIES (Cost $43,341,488)		45,104,915
Municipal Inverse Floaters(5) — 0.3%
TEXAS — 0.3%
Texas GO, VRN, Inverse Floater, 8.91%, 9/30/11(1) (Cost $113,412)	110,000	118,683
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $43,454,900)		45,223,598
OTHER ASSETS AND LIABILITIES — 1.1%		496,790
TOTAL NET ASSETS — 100.0%		$45,720,388

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
15	U.S. Long Bond	March 2011	$1,909,219	$1,132

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
50	U.S. Treasury 2-Year Notes	March 2011	$10,968,750	$4,088

16

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation

AGC-ICC = Assured Guaranty Corporation - Insured Custody Certificates

AGM = Assured Guaranty Municipal Corporation

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Company

GO = General Obligation

LOC = Letter of Credit

NATL = National Public Finance Guarantee Corporation

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $13,154,000.

(2)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(3)	When-issued security.

(4)	Escrowed to maturity in U.S. government securities or state and local government securities.

(5)
Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

NOVEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $43,454,900)	$45,223,598
Cash	250,478
Receivable for investments sold	180,000
Receivable for capital shares sold	63,693
Receivable for variation margin on futures contracts	8,906
Interest receivable	601,202
46,327,877

Liabilities
Payable for investments purchased	524,338
Payable for capital shares redeemed	29,903
Payable for variation margin on futures contracts	13,281
Accrued management fees	17,754
Distribution and service fees payable	9,283
Dividends payable	12,930
607,489

Net Assets	$45,720,388

Net Assets Consist of:
Capital paid in	$45,313,692
Accumulated net realized loss	(1,367,222)
Net unrealized appreciation	1,773,918
$45,720,388

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$16,571,942	1,519,934	$10.90
Institutional Class	$273,295	25,075	$10.90
A Class	$23,592,709	2,164,134	$10.90*
B Class	$478,008	43,852	$10.90
C Class	$4,804,434	440,691	$10.90

*Maximum offering price $11.41 (net asset value divided by 0.955)

See Notes to Financial Statements.

18

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$923,122

Expenses:
Management fees	100,838
Distribution and service fees:
A Class	30,359
B Class	2,815
C Class	23,396
Trustees’ fees and expenses	717
Other expenses	3,753
161,878

Net investment income (loss)	761,244

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,353
Futures contract transactions	(114,540)
(109,187)
Change in net unrealized appreciation (depreciation) on:
Investments	(528,327)
Futures contracts	20,904
(507,423)

Net realized and unrealized gain (loss)	(616,610)

Net Increase (Decrease) in Net Assets Resulting from Operations	$144,634

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MAY 31, 2010
Increase (Decrease) in Net Assets	November 30, 2010	May 31, 2010
Operations
Net investment income (loss)	$761,244	$1,410,650
Net realized gain (loss)	(109,187)	271,439
Change in net unrealized appreciation (depreciation)	(507,423)	962,508
Net increase (decrease) in net assets resulting from operations	144,634	2,644,597

Distributions to Shareholders
From net investment income:
Investor Class	(248,133)	(274,892)
Institutional Class	(4,116)	(97,171)
A Class	(434,847)	(900,601)
B Class	(7,988)	(22,829)
C Class	(66,160)	(140,522)
Decrease in net assets from distributions	(761,244)	(1,436,015)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	7,859,008	(10,048,893)

Net increase (decrease) in net assets	7,242,398	(8,840,311)

Net Assets
Beginning of period	38,477,990	47,318,301
End of period	$45,720,388	$38,477,990

See Notes to Financial Statements.

20

Notes to Financial Statements

NOVEMBER 30, 2010 (UNAUDITED)

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. The fund pursues its objective by investing primarily in long-term investment-grade municipal obligations. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

21

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders —Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended November 30, 2010 was 0.47% for the Investor Class, A Class, B Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended November 30, 2010, are detailed in the Statement of Operations.

22

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2010, were $10,474,162 and $3,960,070, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended November 30, 2010		Year ended May 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	961,200	$10,740,744	811,413	$8,827,225
Issued in reinvestment of distributions	20,784	230,981	23,733	257,652
Redeemed	(353,709)	(3,938,553)	(285,292)	(3,092,653)
	628,275	7,033,172	549,854	5,992,224
Institutional Class
Sold	22,201	250,201	11,253	121,300
Issued in reinvestment of distributions	370	4,109	9,047	95,125
Redeemed	(8,229)	(89,825)	(1,751,597)	(18,437,296)
	14,342	164,485	(1,731,297)	(18,220,871)
A Class
Sold	224,318	2,498,320	900,790	9,699,547
Issued in reinvestment of distributions	34,190	380,060	69,793	755,696
Redeemed	(238,348)	(2,640,073)	(772,429)	(8,367,857)
	20,160	238,307	198,154	2,087,386
B Class
Sold	—	—	1,035	11,150
Issued in reinvestment of distributions	667	7,406	1,871	20,217
Redeemed	(10,583)	(118,164)	(31,186)	(340,312)
	(9,916)	(110,758)	(28,280)	(308,945)
C Class
Sold	70,047	776,879	202,429	2,174,348
Issued in reinvestment of distributions	5,506	61,191	10,166	110,117
Redeemed	(27,474)	(304,268)	(173,723)	(1,883,152)
	48,079	533,802	38,872	401,313
Net increase (decrease)	700,940	$7,859,008	(972,697)	$(10,048,893)

23

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of November 30, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $8,906 in receivable for variation margin on futures contracts and as a liability of $13,281 in payable for variation margin on futures contracts. For the six months ended November 30, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $(114,540) in net realized gain (loss) on futures contract transactions and $20,904 in change in net unrealized appreciation (depreciation) on futures contracts.

24

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$43,454,900
Gross tax appreciation of investments	$2,020,114
Gross tax depreciation of investments	(251,416)
Net tax appreciation (depreciation) of investments	$1,768,698

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of May 31, 2010, the fund had accumulated capital losses of $(1,204,332), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018
$(8,266)	$(142,310)	$(389,668)	—	$(415,549)	$(175,946)	$(72,593)

25

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.02		$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.21	(3)	0.44 (3)	0.39	0.43	0.43	0.06
Net Realized and Unrealized Gain (Loss)	(0.12)		0.42	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.09		0.86	0.43	0.21	0.51	0.04
Distributions
From Net Investment Income	(0.21)		(0.44)	(0.39)	(0.43)	(0.43)	(0.06)
Net Asset Value, End of Period	$10.90		$11.02	$10.60	$10.56	$10.78	$10.70

Total Return(4)	0.83%		8.32%	4.32%	1.99%	4.84%	0.42%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.48	%(5)	0.48%	0.49	0.49%	0.49%	0.49	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.84	%(5)	4.04%	3.84	4.02%	4.00%	3.85	%(5)
Portfolio Turnover Rate	10%		50%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$16,572		$9,824	$3,622	$1,071	$222	$25

(1)	Six months ended November 30, 2010 (unaudited).

(2)	April 3, 2006 (commencement of sale) through May 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

26

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.02		$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.22	(3)	0.45 (3)	0.42	0.45	0.45	0.07
Net Realized and Unrealized Gain (Loss)	(0.12)		0.44	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.10		0.89	0.46	0.23	0.53	0.05
Distributions
From Net Investment Income	(0.22)		(0.47)	(0.42)	(0.45)	(0.45)	(0.07)
Net Asset Value, End of Period	$10.90		$11.02	$10.60	$10.56	$10.78	$10.70

Total Return(4)	0.92%		8.53%	4.53%	2.19%	5.05%	0.45%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.28	%(5)	0.28%	29%	0.29%	0.29%	0.29	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.04	%(5)	4.24%	4.04%	4.22%	4.20%	4.05	%(5)
Portfolio Turnover Rate	10%		50%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$273		$118	$18,460	$17,661	$17,285	$16,456

(1)	Six months ended November 30, 2010 (unaudited).

(2)	April 3, 2006 (commencement of sale) through May 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

27

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.02		$10.60	$10.56	$10.78	$10.70	$10.72		$10.74
Income From Investment Operations
Net Investment Income (Loss)	0.20	(3)	0.41 (3)	0.37	0.40	0.41	0.06		0.35 (3)
Net Realized and Unrealized Gain (Loss)	(0.12)		0.43	0.04	(0.22)	0.08	(0.02)		(0.03)
Total From Investment Operations	0.08		0.84	0.41	0.18	0.49	0.04		0.32
Distributions
From Net Investment Income	(0.20)		(0.42)	(0.37)	(0.40)	(0.41)	(0.06)		(0.34)
Net Asset Value, End of Period	$10.90		$11.02	$10.60	$10.56	$10.78	$10.70		$10.72

Total Return(4)	0.70%		8.05%	4.06%	1.73%	4.58%	0.40%		3.01%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.73	%(5)	0.73%	0.74%	0.74%	0.74%	0.74	%(5)	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.59	%(5)	3.79%	3.59%	3.77%	3.75%	3.60	%(5)	3.21%
Portfolio Turnover Rate	10%		50%	40%	257%	101%	62%		27%
Net Assets, End of Period (in thousands)	$23,593		$23,618	$20,619	$9,320	$12,233	$19,288		$36,834

(1)	Six months ended November 30, 2010 (unaudited).

(2)
April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

28

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.02		$10.60	$10.56	$10.78	$10.70	$10.72		$10.73
Income From Investment Operations
Net Investment Income (Loss)	0.16	(3)	0.33 (3)	0.29	0.32	0.32	0.05		0.27	(3)
Net Realized and Unrealized Gain (Loss)	(0.12)		0.43	0.04	(0.22)	0.08	(0.02)		(0.01)
Total From Investment Operations	0.04		0.76	0.33	0.10	0.40	0.03		0.26
Distributions
From Net Investment Income	(0.16)		(0.34)	(0.29)	(0.32)	(0.32)	(0.05)		(0.27)
Net Asset Value, End of Period	$10.90		$11.02	$10.60	$10.56	$10.78	$10.70		$10.72

Total Return(4)	0.32%		7.24%	3.38%	0.87%	3.80%	0.28%		2.42%
	.
Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48	%(5)	1.48%	1.49%	1.49%	1.49%	1.49	%(5)	1.50	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84	%(5)	3.04%	2.84%	3.02%	3.00%	2.85	%(5)	2.49	%(6)
Portfolio Turnover Rate	10%		50%	40%	257%	101%	62%		27%
Net Assets, End of Period (in thousands)	$478		$592	$869	$1,158	$1,416	$2,046		$2,081

(1)	Six months ended November 30, 2010 (unaudited).

(2)
April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.54% and 2.45%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

29

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.02		$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.16	(3)	0.33 (3)	0.29	0.32	0.32	0.05
Net Realized and Unrealized Gain (Loss)	(0.12)		0.43	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.04		0.76	0.33	0.10	0.40	0.03
Distributions
From Net Investment Income	(0.16)		(0.34)	(0.29)	(0.32)	(0.32)	(0.05)
Net Asset Value, End of Period	$10.90		$11.02	$10.60	$10.56	$10.78	$10.70

Total Return(4)	0.32%		7.25%	3.28%	0.98%	3.80%	0.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48	%(5)	1.48%	1.49%	1.49%	1.49%	1.49	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84	%(5)	3.04%	2.84%	3.02%	3.00%	2.85	%(5)
Portfolio Turnover Rate	10%		50%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$4,804		$4,325	$3,749	$1,152	$41	$25

(1)	Six months ended November 30, 2010 (unaudited).

(2)	April 3, 2006 (commencement of sale) through May 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B and C Classes	For:	20,804,091
	Against:	344,834
	Abstain:	407,593
	Broker Non-Vote:	13,106,456

Institutional Class	For:	93,402
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

31

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70211   1101

SEMIANNUAL REPORT   NOVEMBER 30, 2010

New York Tax-Free Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five Sectors	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	24

Other Information

Proxy Voting Results	28
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Municipal bonds (munis) produced mostly modest, positive returns in the six months ended November 30, 2010 (see the accompanying table). Economic and market data in this period were mixed. On the one hand, the housing market remained weak and the unemployment rate rose to 9.8% in November, while the European sovereign debt crisis flared up again, reigniting worries about the health of the global economy and financial system. On the other hand, manufacturing activity and consumer confidence improved, while corporate profits remained strong.

Worries about the health of the economy and potential deflation led the Federal Reserve in November to initiate another round of government bond purchases to boost the money supply (so-called “quantitative easing”). Investors reacted by selling Treasury debt, reflecting skepticism about the plan’s objectives, and belief that further monetary easing presents undue risk of future inflation. As a result, bonds ended the period on a down note, giving back some of their earlier gains.

Municipal Market Review

Slow, steady improvement in economic and market conditions benefited credit-sensitive munis. Those conditions also meant that non-rated and lower-rated munis generally outperformed those rated AAA and AA. Looking at returns by sector, municipal general obligation debt generally performed better than revenue and pre-refunded securities for the six months. However, munis trailed Treasury securities, largely as a result of muni market volatility toward the end of the reporting period.

We believe the recent muni market turmoil occurred for reasons both emotional and fundamental, including U.S. housing and labor market stagnation and their impact on tax receipts; persistent budget imbalances in some state and local governments; proposed federal tax-cut extensions; uncertainty about the federally subsidized Build America Bonds program and other federal support for state and local programs; a wave of negative muni credit publicity; and near-term supply surges and demand declines.

This turmoil, which is part of the market’s long, slow healing process from the 2008 financial crisis, opened potential buying opportunities for long-term investors. We believe muni credit, though under pressure, will be mostly resilient.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2010*
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	2.78%	Aggregate Bond	3.85%
Municipal High Yield Bond	2.67%	Treasury Bond	3.74%
Municipal Bond	1.12%	*Total returns for periods less than one year are not annualized.
Long-Term Municipal Bond	0.06%

3

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Investor Class(2)	ANYIX	0.56%	5.08%	7.64%	6/30/09
Barclays Capital Municipal Bond Index	—	1.12%	4.76%	7.49%	—
Lipper New York Municipal Debt Funds Average Returns(3)	—	0.31%	4.72%	8.21%	—
Investor Class’s Lipper Ranking as of November 30, 2010(3) as of December 31, 2010(3)	—	— —	32 of 98 17 of 98	48 of 97 44 of 97	—
Institutional Class(2)	ANYOX	0.74%	—	2.81% (1)	3/1/10
A Class(2) No sales charge* With sales charge*	ANYAX	0.44% -4.05%	4.82% 0.12%	7.39% 3.97%	6/30/09
C Class(2) No sales charge* With sales charge*	ANTCX	0.06% -0.93%	4.04% 4.04%	6.59% 6.59%	6/30/09

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made June 30, 2009

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.64%	0.44%	0.89%	1.64%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

New York Tax-Free returned 0.56%* for the six months ended November 30, 2010. By comparison, the Barclays Capital Municipal Bond Index gained 1.12%. The average return of the New York municipal debt funds tracked by Lipper Inc. was 0.31% for the same period. The portfolio’s return also exceeded that of its Lipper group average for the one-year period ended in November (see page 4).

The portfolio’s absolute results reflect the challenging environment for municipal bonds (munis) as the reporting period ended (see the Market Perspective on page 3). The portfolio trailed the broad Barclays Capital Municipal Bond Index because New York tax-free munis lagged the broader municipal market for the six months, according to Barclays Capital. Key determinants of portfolio performance were its credit and sector positioning.

Credit Allocation Mixed

The portfolio’s credit allocation had a mixed effect on performance. We held about two-thirds of assets in securities rated AAA and AA as of November 30. That detracted from relative performance for the six months as a whole, when lower-rated bonds outperformed. However, it was beneficial to hold higher-rated debt during the market volatility late in the reporting period.

We should also point out that we added select bonds rated A and BBB over the last six months. In particular, we have been buying securities with attractive yields and/or credit and maturity structures that we believe are positioned to do well over a long-term investment horizon.

Sector Allocation Mostly Positive

Looking at sector allocation effects, we tended to avoid tax-backed bonds and the more volatile, corporate-backed sectors in favor of revenue bonds. Within the universe of revenue bonds, we tended to favor essential service revenue bonds (such as utilities, education, and health care debt), while holding an underweight position in industrial development revenue and pollution control revenue (IDR/PCR) bonds. This was beneficial because electric and health care were two of the better-performing slices of the revenue bond index for the reporting period, while IDR/PCR securities lagged.

In addition to these core positions in essential service revenue bonds, we worked hard to take advantage of periods of oversupply to add securities at what we considered temporarily depressed prices.

6

Note on Fee Waivers

One of the two voluntary management fee waivers in place for New York Tax-Free ended on June 30, 2010. The discontinued waiver totaled 56 basis points in management fees on the fund’s Investor Class, A Class, and C Class shares and 36 basis points on the fund’s Institutional Class shares. The management fee waiver had been in place since New York Tax-Free’s June 2009 launch and was intended to help raise awareness of the new product and our expertise in municipal bond management.

Please note that American Century Investments will continue its other voluntary management fee waiver of 7 basis points through July 31, 2011.

Municipal Credit Comment

We continue to believe that municipal defaults will be relatively rare, especially compared with corporate defaults. Muni credit challenges do exist, but the situation is not as dire as some media reports make it out to be. The media’s focus on a handful of troubled state and local issuers overshadowed 2010’s improvements in state tax receipts and austerity measures taken to achieve municipal financial stability.

We do not dispute that prolonged subpar economic growth has put the credit quality of muni issuers under pressure. We expect more credit rating downgrades and a handful of additional defaults at the local level. But that’s far less severe than the broad muni market collapse suggested by the media. We think muni credit quality in general will be resilient. Muni debt service typically has a high priority claim on revenues, and muni issuers can be very resourceful in terms of finding and generating income.

Outlook

“Our muni market outlook is based upon our macroeconomic outlook, which calls for a slow and steady recovery,” says Steven Permut, senior vice president and senior portfolio manager. “Because municipal credit trends tend to lag changes in the broad economy by 12-36 months, we expect municipal credit to show slow, gradual improvement. But we’ve also seen how negative headlines about a handful of municipal issuers can weigh on the entire market, and we shouldn’t discount that risk going forward.”

“In addition,” Permut continues, “developments in Washington are contributing to muni supply and demand concerns and volatility in the near term. The extension of 2001 and 2003 tax cuts dampens the appeal of munis’ tax-free income, while the expiration of the Build America Bonds program should increase tax-exempt bond supply in 2011. But the resulting short-term market swings present the long-term, value-oriented investor with attractive buying opportunities. So, while we will continue to favor higher-quality essential service revenue bonds over higher-volatility securities, we will look to take advantage of market price declines to add select bonds trading at attractive yields that we believe to be out of line with their actual risks.”

7

Portfolio at a Glance
As of 11/30/10
Weighted Average Maturity	13.8 years
Average Duration (Modified)	6.1 years

Yields as of November 30, 2010(1)
30-Day SEC Yield
Investor Class	2.74%
Institutional Class	2.94%
A Class	2.38%
C Class	1.74%
Investor Class 30-Day Tax-Equivalent Yields(2)
30.14% Tax Bracket	3.92%
32.93% Tax Bracket	4.09%
38.26% Tax Bracket	4.44%
40.83% Tax Bracket	4.63%
(1)Yields would have been lower if a portion of the management fee had not been waived.
(2)The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors
% of fund investments as of 11/30/10
Transportation Revenue	20%
General Obligation (GO)	17%
Special Tax Revenue/Severance Tax	12%
Water/Sewer/Gas Revenue	11%
Higher Education	8%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/10	Ending Account Value 11/30/10		Expenses Paid During Period(1) 6/1/10 – 11/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,005.60		$2.51	0.50%
Investor Class (before waiver)	$1,000	$1,005.60	(2)	$3.27	0.65%
Institutional Class (after waiver)	$1,000	$1,007.40		$1.51	0.30%
Institutional Class (before waiver)	$1,000	$1,007.40	(2)	$2.26	0.45%
A Class (after waiver)	$1,000	$1,004.40		$3.77	0.75%
A Class (before waiver)	$1,000	$1,004.40	(2)	$4.52	0.90%
C Class (after waiver)	$1,000	$1,000.60		$7.52	1.50%
C Class (before waiver)	$1,000	$1,000.60	(2)	$8.28	1.65%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.56		$2.54	0.50%
Investor Class (before waiver)	$1,000	$1,021.81		$3.29	0.65%
Institutional Class (after waiver)	$1,000	$1,023.56		$1.52	0.30%
Institutional Class (before waiver)	$1,000	$1,022.81		$2.28	0.45%
A Class (after waiver)	$1,000	$1,021.31		$3.80	0.75%
A Class (before waiver)	$1,000	$1,020.56		$4.56	0.90%
C Class (after waiver)	$1,000	$1,017.55		$7.59	1.50%
C Class (before waiver)	$1,000	$1,016.80		$8.34	1.65%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

	Principal Amount	Value
Municipal Securities — 99.7%
GUAM — 1.0%
Guam Government GO, Series 2009 A, 7.00%, 11/15/39(1)	$50,000	$54,855
Guam Power Auth. Rev., Series 2010 A, 5.50%, 10/1/40	200,000	196,246
		251,101
NEW YORK — 95.1%
Albany County Airport Auth. Rev., Series 2010 A, 5.00%, 12/15/20 (AGM)(1)	200,000	220,316
Babylon Industrial Development Agency Resource Recovery Rev., Series 2009 A, (Covanta Babylon), 5.00%, 1/1/14(1)	100,000	108,808
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40(1)	250,000	259,118
Erie County Fiscal Stability Auth. Rev., Series 2010 B, (Sales Tax and State Aid Secured Bond), 5.00%, 7/1/17	300,000	352,662
Erie County Tobacco Asset Securitization Corp. Rev., Series 2005 A, 5.00%, 6/1/38(1)	130,000	99,225
Erie County Water Auth. Rev., 5.00%, 12/1/18(1)	300,000	352,665
Franklin County Industrial Development Agency Rev., (Trudeau Institute, Inc.), VRDN, 0.50%, 12/1/10 (LOC: HSBC Bank USA N.A.)(1)	450,000	450,000
Hudson Yards Infrastructure Corp. Rev., Series 2006 A, 5.00%, 2/15/47(1)	300,000	291,522
Long Island Power Auth. Electric System Rev., Series 2003 B, 5.25%, 6/1/13(1)	145,000	158,157
Long Island Power Auth. Electric System Rev., Series 2003 C, 5.25%, 9/1/29 (CIFG)	335,000	359,073
Long Island Power Auth. Electric System Rev., Series 2006 F, 5.00%, 5/1/11 (NATL)(1)	125,000	127,189
Long Island Power Auth. Electric System Rev., Series 2006 F, 5.00%, 5/1/17 (NATL)	$100,000	$113,749
Long Island Power Auth. Electric System Rev., Series 2008 A, 6.00%, 5/1/33(1)	385,000	419,454
Metropolitan Transportation Auth. Dedicated Tax Fund Rev., Series 2009 B, 5.00%, 11/15/34(1)	200,000	205,964
Metropolitan Transportation Auth. Rev., Series 2002 A, 5.50%, 11/15/14 (Ambac)(1)	200,000	226,714
Metropolitan Transportation Auth. Rev., Series 2003 B, 5.25%, 11/15/21 (NATL/FGIC)(1)	300,000	333,312
Metropolitan Transportation Auth. Rev., Series 2005 A, 5.50%, 11/15/17 (Ambac)(1)	100,000	115,893
Metropolitan Transportation Auth. Rev., Series 2005 B, 5.25%, 11/15/23 (Ambac)(1)	305,000	334,189
Metropolitan Transportation Auth. Rev., Series 2005 B, 5.00%, 11/15/26 (Ambac)(1)	100,000	101,311
Metropolitan Transportation Auth. Rev., Series 2005 F, 5.00%, 11/15/15(1)	175,000	197,396
Metropolitan Transportation Auth. Rev., Series 2006 A, 5.00%, 11/15/19(1)	100,000	108,523
Metropolitan Transportation Auth. Rev., Series 2008 B, VRDN, 5.00%, 11/15/14(1)	115,000	127,695
Metropolitan Transportation Auth. Rev., Series 2010 D, 5.00%, 11/15/16(2)	100,000	112,955
Metropolitan Transportation Auth. Service Contract Rev., Series 2002 A, 5.125%, 1/1/29(1)	200,000	201,848
Nassau County Bridge Auth. Rev., 5.00%, 10/1/40	200,000	198,454
Nassau County GO, Series 2009 C, (General Improvement), 5.25%, 10/1/17(1)	200,000	230,380
Nassau County GO, Series 2009 E, 4.00%, 6/1/13(1)	100,000	106,686

11

	Principal Amount	Value
Nassau County Industrial Development Agency Rev., Series 2010 A, (New York Institute of Technology), 5.25%, 3/1/20(1)	$200,000	$214,870
Nassau County Interim Finance Auth. Rev., Series 2005 D, (Sales Tax Secured Bond), 5.00%, 11/15/12 (NATL)(1)	100,000	108,713
Nassau County Interim Finance Auth. Rev., Series 2005 D, (Sales Tax Secured Bond), 4.00%, 11/15/16 (NATL)(1)	110,000	121,766
Nassau County Tobacco Settlement Corp. Rev., Series 2006 A3, 5.125%, 6/1/46(1)	100,000	74,519
New York City Industrial Development Agency Rev., (Queens Baseball Stadium), 5.00%, 1/1/12 (Ambac)(1)	115,000	118,153
New York City Industrial Development Agency Rev., (Queens Baseball Stadium), 5.00%, 1/1/20 (Ambac)(1)	185,000	183,196
New York City Industrial Development Agency Rev., Series 2009 A, (New York Stock Exchange), 4.00%, 5/1/12(1)	395,000	410,768
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2007 A, 5.00%, 6/15/38(1)	100,000	101,755
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2008 DD, (Second General Resolution), 6.00%, 6/15/40(1)	225,000	248,114
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 BB, 5.00%, 6/15/27(1)	400,000	427,352
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 EE, 5.00%, 6/15/16(1)	115,000	133,791
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 GG2, (Second General Resolution), 5.00%, 6/15/35(1)	600,000	614,442
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2010 FF, (Second General Resolution), 5.00%, 6/15/25(1)	$315,000	$343,561
New York City Transitional Finance Auth. Building Aid Rev., Series 2009 S5, 5.25%, 1/15/39(1)	100,000	103,434
New York City Transitional Finance Auth. Rev., Series 1998 C, (Future Tax Secured), VRDN, 0.32%, 12/1/10 (LOC: Bayerische Landesbank)(1)	100,000	100,000
New York City Transitional Finance Auth. Rev., Series 2009 A, (Future Tax Secured Bonds), 5.00%, 5/1/38(1)	200,000	204,334
New York City Transitional Finance Auth. Rev., Series 2009 B, (Future Tax Secured Bonds), 5.00%, 11/1/13(1)	145,000	161,829
New York City Transitional Finance Auth. Rev., Series 2009 B, (Future Tax Secured Bonds), 5.00%, 11/1/23(1)	200,000	220,792
New York City Transitional Finance Auth. Rev., Series 2010 I2, (Future Tax Secured Bonds), 5.00%, 11/1/27(1)	300,000	323,466
New York City Trust for Cultural Resources Rev., Series 2008 1A, (Museum of Modern Art), 5.00%, 4/1/25(1)	100,000	108,662
New York City Trust for Cultural Resources Rev., Series 2009 A, (Carnegie Hall), 5.00%, 12/1/29(1)	100,000	103,219
New York GO, Series 2004 G, 5.00%, 8/1/14(1)	180,000	202,923
New York GO, Series 2005 M, 5.00%, 4/1/15 (AGM)(1)	325,000	370,666
New York GO, Series 2008 A, 4.00%, 3/1/13(1)	125,000	134,113
New York GO, Series 2008 B1, 5.25%, 9/1/22(1)	100,000	110,465
New York GO, Series 2008 C, 5.25%, 8/1/17(1)	295,000	344,442
New York GO, Series 2009 C, 5.00%, 8/1/24(1)	250,000	270,107

12

	Principal Amount	Value
New York GO, Series 2009 E, 5.00%, 8/1/20(1)	$100,000	$112,473
New York GO, Series 2009 I1, 5.00%, 4/1/24(1)	200,000	215,666
New York GO, Series 2009 I1, 5.30%, 4/1/27(1)	100,000	107,627
New York GO, Series 2009 I1, 5.375%, 4/1/36(1)	600,000	629,106
New York GO, Series 2009 J1, 5.00%, 5/15/31(1)	200,000	206,610
New York GO, Series 2009 J1, 5.00%, 5/15/36(1)	125,000	127,896
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35(1)	200,000	201,092
New York State Dormitory Auth. Personal Income Tax Rev., Series 2009 B, 5.00%, 2/15/18(1)	215,000	248,602
New York State Dormitory Auth. Personal Income Tax Rev., Series 2009 D, 5.00%, 6/15/20(1)	180,000	203,184
New York State Dormitory Auth. Rev., (Brooklyn Law School), 5.75%, 7/1/33(1)	200,000	213,160
New York State Dormitory Auth. Rev., (Highland Rochester Hospital), 5.20%, 7/1/32(1)	200,000	199,476
New York State Dormitory Auth. Rev., (Interfaith Medical Center), 5.00%, 2/15/14(1)	250,000	274,883
New York State Dormitory Auth. Rev., (Manhattan Marymount), 5.00%, 7/1/14	200,000	216,472
New York State Dormitory Auth. Rev., (Memorial Sloan-Kettering Cancer Center), 5.25%, 7/1/13 (NATL)(1)	100,000	109,864
New York State Dormitory Auth. Rev., (Mount Sinai School of Medicine), 5.25%, 7/1/24(1)	200,000	209,344
New York State Dormitory Auth. Rev., (Yeshiva University), 5.00%, 9/1/38(1)	200,000	203,748
New York State Dormitory Auth. Rev., Series 2005 A, (State University Educational Facilities), 5.50%, 5/15/17 (NATL/FGIC)(1)	100,000	117,105
New York State Dormitory Auth. Rev., Series 2008 A2, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/26(1)	$300,000	$314,349
New York State Dormitory Auth. Rev., Series 2008 B, (New York University), 5.00%, 7/1/22(1)	100,000	108,734
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/30(1)	100,000	103,120
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37(1)	400,000	407,808
New York State Dormitory Auth. Rev., Series 2009 A, (University of Rochester), 5.00%, 7/1/21(1)	100,000	109,832
New York State Dormitory Auth. Rev., Series 2010 A, (Cornell University), 5.00%, 7/1/40(1)	350,000	362,800
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/21(1)	250,000	267,472
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/22(1)	250,000	265,437
New York State Environmental Facilities Corp. Clean Water & Drinking Rev., Series 2006 B, 5.50%, 6/15/15(1)	250,000	294,250
New York State Environmental Facilities Corp. Clean Water & Drinking Rev., Series 2009 A, 5.00%, 6/15/29(1)	130,000	138,598
New York State Local Government Assistance Corp. Rev., Series 2008 A, (Senior Lien), 5.00%, 4/1/20(1)	225,000	252,693
New York State Local Government Assistance Corp. Rev., Series 2008 C, (Senior Lien), 5.00%, 4/1/15(1)	265,000	304,936
New York State Power Auth. Rev., Series 2007 C, 5.00%, 11/15/14 (NATL)(1)	130,000	148,677

13

	Principal Amount	Value
New York State Thruway Auth. Highway & Bridge Trust Fund Rev., Series 2002 A, 5.25%, 4/1/12, Prerefunded at 100% of Par (AGM)(1)(3)	$100,000	$106,282
New York State Thruway Auth. Highway & Bridge Trust Fund Rev., Series 2005 B, 5.00%, 4/1/13 (NATL/FGIC)(1)	245,000	268,106
New York State Thruway Auth. Income Tax Rev., Series 2008 A, 5.00%, 3/15/17(1)	225,000	261,002
New York State Thruway Auth. Rev., Series 2007 H, 5.00%, 1/1/14 (NATL)(1)	150,000	165,510
New York State Thruway Auth. Second General Highway & Bridge Trust Fund Rev., Series 2008 B, 5.00%, 4/1/21(1)	200,000	221,190
New York State Thruway Auth. Second General Highway & Bridge Trust Fund Rev., Series 2010 A, 5.00%, 4/1/26(1)	200,000	216,986
New York State Urban Development Corp. Rev., Series 2008 D, 5.25%, 1/1/21(1)	100,000	111,261
New York State Urban Development Corp. Rev., Series 2009 A1, (State Personal Income Tax), 5.00%, 12/15/28(1)	275,000	290,166
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)(1)	200,000	213,892
Onondaga County Trust for Cultural Resources Rev., Series 2010 B, (Syracuse University), 5.00%, 12/1/15(1)	170,000	195,738
Plainview Old Bethpage Central School District GO, 4.75%, 12/15/15(1)	200,000	232,780
Port Auth. of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Fifty-Third Series), 5.00%, 7/15/35(1)	200,000	205,280
Port Auth. of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Fifty-Third Series), 5.00%, 7/15/38(1)	$235,000	$240,748
Port Auth. of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Forty-Ninth Series), 5.00%, 11/15/21(1)	225,000	247,943
Rome City School District GO, 5.00%, 6/15/13 (NATL/FGIC)	100,000	108,997
Sales Tax Asset Receivable Corp. Rev., Series 2004 A, 5.00%, 10/15/29 (Ambac)(1)	100,000	103,832
Sales Tax Asset Receivable Corp. Rev., Series 2004 A, 5.00%, 10/15/32 (Ambac)(1)	300,000	307,968
Saratoga County Water Auth. Rev., (Water System), 5.00%, 9/1/33(1)	200,000	205,744
South Colonie Central School District GO, 5.00%, 6/15/17	100,000	112,932
Syracuse GO, Series 2010 A, (Public Improvement), 5.00%, 12/15/17 (AGM)(1)	200,000	232,996
Tobacco Settlement Financing Corp. Rev., Series 2003 B1C, 5.50%, 6/1/21(1)	400,000	428,192
Town of Hempstead Local Development Corp. Rev., Series 2009 B, (Adelphi University), 5.25%, 2/1/39(1)	200,000	204,246
Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/20(1)	200,000	223,406
Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/33(1)	250,000	256,963
Triborough Bridge & Tunnel Auth. Rev., Series 2002 B, 5.25%, 11/15/12(1)	85,000	92,436
Triborough Bridge & Tunnel Auth. Rev., Series 2008 D, 5.00%, 11/15/14(1)	100,000	113,744
Triborough Bridge & Tunnel Auth. Rev., Series 2009 A2, 4.00%, 11/15/15(1)	200,000	221,914
Triborough Bridge & Tunnel Auth. Rev., Series 2010 A1, VRDN, 4.00%, 11/15/12(1)	250,000	265,605

14

	Principal Amount	Value
United Nations Development Corp. Rev., Series 2009 A, 5.00%, 7/1/25	$100,000	$105,676
White Plains School District GO, (AGC), 4.25%, 6/15/16	100,000	113,709
		24,522,968
PUERTO RICO — 2.6%
Puerto Rico Electric Power Auth. Rev., Series 2003 NN, 5.25%, 7/1/23 (NATL)(1)	250,000	269,857
Puerto Rico Public Buildings Auth. Rev., Series 2009 Q, 5.625%, 7/1/39(1)	200,000	203,186
Puerto Rico Sales Tax Financing Corp. Rev., Series 2009 A, 5.75%, 8/1/37(1)	200,000	206,736
		679,779
U.S. VIRGIN ISLANDS — 1.0%
Virgin Islands Public Finance Auth. Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/25(1)	$250,000	$249,205
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $25,279,106)		25,703,053
OTHER ASSETS AND LIABILITIES — 0.3%		87,473
TOTAL NET ASSETS — 100.0%		$25,790,526

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
9	U.S. Long Bond	March 2011	$1,145,531	$679

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
28	U.S. Treasury 2-Year Notes	March 2011	$6,142,500	$2,289

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation

AGM = Assured Guaranty Municipal Corporation

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

FGIC = Financial Guaranty Insurance Company

GO = General Obligation

LOC = Letter of Credit

NATL = National Public Finance Guarantee Corporation

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $7,401,000.

(2)	When-issued security.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

NOVEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $25,279,106)	$25,703,053
Cash	35,204
Receivable for investments sold	50,000
Receivable for capital shares sold	3,800
Receivable for variation margin on futures contracts	5,344
Interest receivable	322,753
26,120,154

Liabilities
Payable for investments purchased	112,249
Payable for capital shares redeemed	185,496
Payable for variation margin on futures contracts	7,438
Accrued management fees	12,661
Distribution and service fees payable	4,398
Dividends payable	7,386
329,628

Net Assets	$25,790,526

Net Assets Consist of:
Capital paid in	$25,381,564
Accumulated net realized loss	(17,953)
Net unrealized appreciation	426,915
$25,790,526

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$14,260,420	1,348,170	$10.58
Institutional Class	$25,694	2,429	$10.58
A Class	$8,405,383	794,357	$10.58*
C Class	$3,099,029	292,930	$10.58

*Maximum offering price $11.08 (net asset value divided by 0.955)

See Notes to Financial Statements.

16

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$478,604

Expenses:
Management fees	87,623
Distribution and service fees:
A Class	10,955
C Class	15,464
Trustees’ fees and expenses	466
Other expenses	3,179
117,687
Fees waived	(21,028)
96,659

Net investment income (loss)	381,945

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	35,491
Futures contract transactions	(67,112)
(31,621)

Change in net unrealized appreciation (depreciation) on:
Investments	(269,186)
Futures contracts	6,182
(263,004)

Net realized and unrealized gain (loss)	(294,625)

Net Increase (Decrease) in Net Assets Resulting from Operations	$87,320

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED) AND PERIOD ENDED MAY 31, 2010(1)
Increase (Decrease) in Net Assets	November 30, 2010	May 31, 2010
Operations
Net investment income (loss)	$381,945	$405,647
Net realized gain (loss)	(31,621)	28,643
Change in net unrealized appreciation (depreciation)	(263,004)	689,919
Net increase (decrease) in net assets resulting from operations	87,320	1,124,209

Distributions to Shareholders
From net investment income:
Investor Class	(236,887)	(187,737)
Institutional Class	(413)	(226)
A Class	(120,331)	(162,041)
C Class	(30,912)	(55,643)
From net realized gains:
Investor Class	—	(6,324)
A Class	—	(5,992)
C Class	—	(2,659)
Decrease in net assets from distributions	(388,543)	(420,622)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	2,932,000	22,456,162

Net increase (decrease) in net assets	2,630,777	23,159,749

Net Assets
Beginning of period	23,159,749	—
End of period	$25,790,526	$23,159,749

Undistributed net investment income	—	$6,598

(1)	June 30, 2009 (fund inception) through May 31, 2010.

See Notes to Financial Statements.

18

Notes to Financial Statements

NOVEMBER 30, 2010 (UNAUDITED)

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. New York Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return through high current income that is exempt from federal and New York state and local income taxes. The fund invests primarily in investment-grade municipal obligations. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. The Investor Class, A Class and C Class commenced sale on June 30, 2009, the fund’s inception date. Sale of the Institutional Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

19

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3225% to 0.4400%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. During the six months ended November 30, 2010, the investment advisor voluntarily agreed to waive 0.07% of its management fee. The investment advisor expects this waiver to continue until July 31, 2011 and cannot terminate it without consulting the Board of Trustees. In addition, the investment advisor voluntarily waived the remainder of the fund’s management fee from June 1, 2010 through June 30, 2010. The total amount of the waiver for each class for the six months ended November 30, 2010 was $11,917, $17, $6,698 and $2,396 for the Investor Class, Institutional Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the six months ended November 30, 2010 was 0.63% for the Investor Class, A Class and C Class and 0.43% for the Institutional Class. The effective annual management fee after waiver for each class for the six months ended November 30, 2010 was 0.48% for the Investor Class, A Class and C Class and 0.28% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended November 30, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.02%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 41% of the outstanding shares of the fund.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2010, were $6,552,005 and $2,037,973, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended November 30, 2010		Period ended May 31, 2010(1)(2)
	Shares	Amount	Shares	Amount
Investor Class
Sold	464,288	$4,981,232	1,205,903	$12,579,195
Issued in reinvestment of distributions	21,513	232,287	17,908	188,076
Redeemed	(274,494)	(2,919,542)	(86,948)	(914,387)
	211,307	2,293,977	1,136,863	11,852,884
Institutional Class
Sold	—	—	2,369	25,000
Issued in reinvestment of distributions	38	413	22	226
	38	413	2,391	25,226
A Class
Sold	157,588	1,707,827	765,768	7,900,007
Issued in reinvestment of distributions	7,981	86,134	11,950	125,542
Redeemed	(131,213)	(1,404,745)	(17,717)	(185,690)
	34,356	389,216	760,001	7,839,859
C Class
Sold	24,913	269,494	268,734	2,725,665
Issued in reinvestment of distributions	2,496	26,943	4,537	47,567
Redeemed	(4,428)	(48,043)	(3,322)	(35,039)
	22,981	248,394	269,949	2,738,193
Net increase (decrease)	268,682	$2,932,000	2,169,204	$22,456,162

(1)	June 30, 2009 (fund inception) through May 31, 2010 for the Investor Class, A Class and C Class.

(2)	March 1, 2010 (commencement of sale) through May 31, 2010 for the Institutional Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

22

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of November 30, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $5,344 in receivable for variation margin on futures contracts and as a liability of $7,438 in payable for variation margin on futures contracts. For the six months ended November 30, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $(67,112) in net realized gain (loss) on futures contract transactions and $6,182 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$25,279,106
Gross tax appreciation of investments	$503,021
Gross tax depreciation of investments	(79,074)
Net tax appreciation (depreciation) of investments	$423,947

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The fund has elected to treat $(1,076) of net capital losses incurred in the seven-month period ended May 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.68		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.16		0.35
Net Realized and Unrealized Gain (Loss)	(0.10)		0.68
Total From Investment Operations	0.06		1.03
Distributions
From Net Investment Income	(0.16)		(0.34)
From Net Realized Gains	—		(0.01)
Total Distributions	(0.16)		(0.35)
Net Asset Value, End of Period	$10.58		$10.68

Total Return(4)	0.56%		10.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.50	%(5)	0.00	%(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.65	%(5)	0.64	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.95	%(5)	3.60	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.80	%(5)	2.96	%(5)
Portfolio Turnover Rate	8%		16%
Net Assets, End of Period (in thousands)	$14,260		$12,136

(1) Six months ended November 30, 2010 (unaudited).

(2) June 30, 2009 (fund inception) through May 31, 2010.

(3) Computed using average shares outstanding throughout the period.

(4) Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Ratio is less than 0.005%.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.67		$10.55
Income From Investment Operations
Net Investment Income (Loss)(3)	0.17		0.10
Net Realized and Unrealized Gain (Loss)	(0.09)		0.12
Total From Investment Operations	0.08		0.22
Distributions
From Net Investment Income	(0.17)		(0.10)
Net Asset Value, End of Period	$10.58		$10.67

Total Return(4)	0.74%		2.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.30	%(5)	0.00	%(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.45	%(5)	0.44	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.15	%(5)	3.61	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.00	%(5)	3.17	%(5)
Portfolio Turnover Rate	8%		16	%(7)
Net Assets, End of Period (in thousands)	$26		$26

(1)	Six months ended November 30, 2010 (unaudited).

(2)	March 1, 2010 (commencement of sale) through May 31, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Ratio is less than 0.005%.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2009 (fund inception) through May 31,2010.

See Notes to Financial Statements.

25

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.68		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.15		0.32
Net Realized and Unrealized Gain (Loss)	(0.10)		0.68
Total From Investment Operations	0.05		1.00
Distributions
From Net Investment Income	(0.15)		(0.31)
From Net Realized Gains	—		(0.01)
Total Distributions	(0.15)		(0.32)
Net Asset Value, End of Period	$10.58		$10.68

Total Return(4)	0.44%		10.16%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.75	%(5)	0.25	%(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.90	%(5)	0.89	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.70	%(5)	3.35	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.55	%(5)	2.71	%(5)
Portfolio Turnover Rate	8%		16%
Net Assets, End of Period (in thousands)	$8,405		$8,116

(1)	Six months ended November 30, 2010 (unaudited).

(2)	June 30, 2009 (fund inception) through May 31, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

26

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.68		$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.11		0.25
Net Realized and Unrealized Gain (Loss)	(0.10)		0.68
Total From Investment Operations	0.01		0.93
Distributions
From Net Investment Income	(0.11)		(0.24)
From Net Realized Gains	—		(0.01)
Total Distributions	(0.11)		(0.25)
Net Asset Value, End of Period	$10.58		$10.68

Total Return(4)	0.06%		9.41%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50	%(5)	1.00	%(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.65	%(5)	1.64	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.95	%(5)	2.60	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.80	%(5)	1.96	%(5)
Portfolio Turnover Rate	8%		16%
Net Assets, End of Period (in thousands)	$3,099		$2,882

(1)	Six months ended November 30, 2010 (unaudited).

(2)	June 30, 2009 (fund inception) through May 31, 2010.

(3)	Computed using average shares outstanding throughout the period.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

27

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, and C Classes	For:	9,480,391
	Against:	150,880
	Abstain:	631,286
	Broker Non-Vote:	5,212,954

28

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70215   1101

SEMIANNUAL REPORT   NOVEMBER 30, 2010

Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Performance	4
Yields	5
Portfolio Composition by Maturity	5

Shareholder Fee Example	6

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	19

Other Information

Proxy Voting Results	20
Additional Information	21

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Municipal bonds (munis) produced mostly modest, positive returns in the six months ended November 30, 2010 (see the accompanying table). Economic and market data in this period were mixed. On the one hand, the housing market remained weak and the unemployment rate rose to 9.8% in November, while the European sovereign debt crisis flared up again, reigniting worries about the health of the global economy and financial system. On the other hand, manufacturing activity and consumer confidence improved, while corporate profits remained strong.

Worries about the health of the economy and potential deflation led the Federal Reserve in November to initiate another round of government bond purchases to boost the money supply (so-called “quantitative easing”). Investors reacted by selling Treasury debt, reflecting skepticism about the plan’s objectives, and belief that further monetary easing presents undue risk of future inflation. As a result, bonds ended the period on a down note, giving back some of their earlier gains.

Municipal Market Review

Slow, steady improvement in economic and market conditions benefited credit-sensitive munis. Those conditions also meant that non-rated and lower-rated munis generally outperformed those rated AAA and AA. Looking at returns by sector, municipal general obligation debt generally performed better than revenue and pre-refunded securities for the six months. However, munis trailed Treasury securities, largely as a result of muni market volatility toward the end of the reporting period.

We believe the recent muni market turmoil occurred for reasons both emotional and fundamental, including U.S. housing and labor market stagnation and their impact on tax receipts; persistent budget imbalances in some state and local governments; proposed federal tax-cut extensions; uncertainty about the federally subsidized Build America Bonds program and other federal support for state and local programs; a wave of negative muni credit publicity; and near-term supply surges and demand declines.

This turmoil, which is part of the market’s long, slow healing process from the 2008 financial crisis, opened potential buying opportunities for long-term investors. We believe muni credit, though under pressure, will be mostly resilient.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2010*
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	2.78%	Aggregate Bond	3.85%
Municipal High Yield Bond	2.67%	Treasury Bond	3.74%
Municipal Bond	1.12%
Long-Term Municipal Bond	0.06%

*Total returns for periods less than one year are not annualized.

3

Performance

Total Returns as of November 30, 2010
						Average Annual Returns
	Ticker Symbol	6 months(1)		1 year		5 years	10 years	Since Inception		Inception Date
Investor Class	BNTXX	0.04%	(2)	0.08%	(2)	1.86%	1.67%	3.04%		7/31/84
Average Return of Lipper’s Tax-Exempt Money Market Funds(3)	—	0.02%		0.03%		1.61%	1.44%	2.94%	(4)	—
Fund’s Lipper Ranking as of November 30, 2010(3) as of December 31, 2010(3)	—	— —		8 of 94 8 of 94		6 of 76 6 of 76	4 of 55 4 of 55	5 of 19 5 of 19		—

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4)	Since 8/31/84, the date nearest the fund’s inception for which data are available.

Total Annual Fund Operating Expenses
Investor Class 0.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Yields as of November 30, 2010
7-Day Current Yield
After waiver(1)	0.09%
Before waiver	0.03%
7-Day Effective Yield(1)
0.09%
7-Day Tax-Equivalent Current Yields(1)(2)
25.00% Tax Bracket	0.12%
28.00% Tax Bracket	0.13%
33.00% Tax Bracket	0.13%
35.00% Tax Bracket	0.14%
(1)Yields would have been lower if a portion of the management fee had not been waived.
(2)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition by Maturity
% of fund investments as of 11/30/10
1 – 30 days	89%
31 – 90 days	—
91 – 180 days	—
More than 180 days	11%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/10	Ending Account Value 11/30/10		Expenses Paid During Period(1) 6/1/10 – 11/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.40		$2.26	0.45%
Investor Class (before waiver)	$1,000	$1,000.40	(2)	$2.51	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.81		$2.28	0.45%
Investor Class (before waiver)	$1,000	$1,022.56		$2.54	0.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

	Principal Amount	Value
Municipal Securities — 99.4%
ALABAMA — 0.8%
Troy Health Care Auth. Rev., (Southeast Rural Health), VRDN, 0.40%, 12/2/10 (LOC: Troy Bank and Trust Co. and FHLB)	$2,150,000	$2,150,000
CALIFORNIA — 16.7%
Alameda County Industrial Development Auth. Rev., (BAT Properties LLC), VRDN, 0.49%, 12/2/10 (LOC: Bank of the West)	4,200,000	4,200,000
California School Cash Reserve Program Auth. Rev., Series 2010 B, 2.00%, 6/1/11	10,500,000	10,557,045
California Statewide Communities Development Auth. Rev., (Trinity Children & Family), VRDN, 0.56%, 12/1/10 (LOC: Citizens Business Bank and California State Teacher’s Retirement)	620,000	620,000
Los Angeles Tax & Rev. Anticipation Notes GO, 2.00%, 5/31/11	6,500,000	6,538,425
Los Angeles Unified School District Tax & Rev. Anticipation Notes GO, Series 2010 A, 2.00%, 6/30/11	3,000,000	3,022,903
Riverside County Industrial Development Auth. Rev., (Cal-Mold, Inc.), VRDN, 0.38%, 12/1/10 (LOC: Bank of the West)	2,000,000	2,000,000
Riverside County Rev., (Teeter Notes), 2.00%, 10/12/11	2,680,000	2,709,837
Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.47%, 12/2/10 (LOC: Landesbank Baden-Wurttemberg)	12,700,000	12,700,000
		42,348,210
COLORADO — 2.8%
Avon Industrial Development Rev., (Kroger Co.), VRDN, 0.40%, 12/1/10 (LOC: U.S. Bank N.A.)	2,745,000	2,745,000
Hotchkiss Industrial Development Rev., (Kroger Co.), VRDN, 0.40%, 12/1/10 (LOC: U.S. Bank N.A.)	1,500,000	1,500,000
Thornton Industrial Development Rev., (Kroger Co.), VRDN, 0.40%, 12/1/10 (LOC: U.S. Bank N.A.)	$2,900,000	$2,900,000
		7,145,000
DELAWARE — 6.7%
Delaware Health Facilities Auth. Rev., (Beebe Medical Center), VRDN, 0.42%, 12/2/10 (LOC: PNC Bank N.A.)	17,125,000	17,125,000
FLORIDA — 3.5%
DeSoto County Industrial Development Rev., (Tremron, Inc.), VRDN, 0.38%, 12/2/10 (LOC: Branch Banking & Trust)	2,000,000	2,000,000
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.40%, 12/1/10	3,300,000	3,300,000
JP Morgan Chase Trust Rev., Series 2009-3439, (PUTTERs/DRIVERs), VRDN, 0.40%, 12/2/10 (AGM-CR/XLCA) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,695,000	3,695,000
		8,995,000
GEORGIA — 7.6%
Clayton County Multi-Family Housing Auth. Rev., Series 1990 B, (Kimberly Forest), VRDN, 1.04%, 12/1/10 (AGM) (SBBPA: Societe Generale)	6,155,000	6,155,000
Clayton County Multi-Family Housing Auth. Rev., Series 1990 C, (Villa Rouge Apartments), VRDN, 1.04%, 12/1/10 (AGM) (SBBPA: Societe Generale)	6,955,000	6,955,000
Clayton County Multi-Family Housing Auth. Rev., Series 1990 D, (Kings Arms Apartments), VRDN, 1.04%, 12/1/10 (AGM) (SBBPA: Societe Generale)	3,315,000	3,315,000
Savannah Economic Development Auth. Rev., (YMCA of Coastal Georgia, Inc.), VRDN, 0.56%, 12/1/10 (LOC: Bank of America N.A.)	1,355,000	1,355,000

8

	Principal Amount	Value
Stephens County Development Auth. Solid Waste Disposable Facilities Rev., (Caterpillar, Inc.), VRDN, 0.80%, 12/2/10	$1,520,000	$1,520,000
		19,300,000
HAWAII — 0.4%
Hawaii State Department of Budget & Finance Rev., Series 1999 A, (Palama Meat Co.), VRDN, 0.47%, 12/2/10 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
ILLINOIS — 6.5%
Illinois Development Finance Auth. Rev., (Solomon Schechter Day School), VRDN, 0.61%, 12/1/10 (LOC: LaSalle Bank N.A.)(1)	4,250,000	4,250,000
Illinois Finance Auth. Rev., (Merit School of Music), VRDN, 0.61%, 12/1/10 (LOC: LaSalle Bank N.A.)	1,900,000	1,900,000
Illinois Finance Auth. Rev., (Village of Oak Park Residence), VRDN, 0.61%, 12/1/10 (LOC: LaSalle Bank N.A.)(1)	4,000,000	4,000,000
Illinois Housing Development Auth. Multi-Family Housing Rev., (Rome Meadows), VRDN, 0.69%, 12/2/10 (LOC: First National Bank and FHLB)	1,925,000	1,925,000
McCook Rev., Series 1996 A, (St. Andrew Society), VRDN, 0.56%, 12/1/10 (LOC: Northern Trust Company)	600,000	600,000
McCook Rev., Series 1996 B, (St. Andrew Society), VRDN, 0.61%, 12/1/10 (LOC: Northern Trust Company)	1,700,000	1,700,000
Rock Island County Metropolitan Airport Auth. Rev., (Elliott Aviation), VRDN, 0.61%, 12/1/10 (LOC: U.S. Bank N.A.)	2,155,000	2,155,000
		16,530,000
INDIANA — 1.9%
Indiana Development Finance Auth. Rev., (TTP, Inc.), VRDN, 0.61%, 12/1/10 (LOC: LaSalle Bank N.A.)(1)	2,135,000	2,135,000
Jasper County Industrial Development Rev., (Newberry Farms LLC), VRDN, 0.50%, 12/1/10 (LOC: Farm Credit Services of America and Bank of the West)	$2,800,000	$2,800,000
		4,935,000
IOWA — 2.3%
Iowa Finance Auth. Economic Development Rev., Series 2009 B, (Midwestern Disaster Area), VRDN, 0.37%, 12/1/10	4,000,000	4,000,000
Iowa Finance Auth. Health Facilities Rev., (Great River Medical Center), VRDN, 0.31%, 12/1/10 (LOC: JPMorgan Chase Bank N.A.)	635,000	635,000
Iowa Finance Auth. Industrial Development Rev., (Embria Health Sciences), VRDN, 0.47%, 12/2/10 (LOC: Wells Fargo Bank N.A.)	1,300,000	1,300,000
		5,935,000
KANSAS — 0.9%
Hutchinson Industrial Development Rev., (Kroger Co.), VRDN, 0.40%, 12/1/10 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Shawnee Private Activity Rev., (Simmons Co.), VRDN, 0.47%, 12/1/10 (LOC: Wells Fargo Bank N.A.)(1)	1,310,000	1,310,000
		2,310,000
KENTUCKY — 0.8%
Murray Industrial Building Rev., (Kroger Co.), VRDN, 0.40%, 12/1/10 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Winchester Industrial Building Rev., (Kroger Co.), VRDN, 0.40%, 12/1/10 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
		2,000,000
LOUISIANA — 2.2%
Louisiana Local Government Environmental Facilities & Community Development Auth. Rev., (Hollybrook Enterprises LLC), VRDN, 0.45%, 12/1/10 (LOC: First South Farm Credit and Wells Fargo Bank N.A.)	1,760,000	1,760,000

9

	Principal Amount	Value
Terrebonne Economic Development Auth. Gulf Opportunity Zone Rev., (Buquet Distribution Co.), VRDN, 0.53%, 12/2/10 (LOC: Community Bank and FHLB)	$3,760,000	$3,760,000
		5,520,000
MAINE — 0.5%
Dover-Foxcroft Rev., (Pleasant River), VRDN, 0.43%, 12/1/10 (LOC: CoBANK ACB and Wells Fargo Bank N.A.)	1,305,000	1,305,000
MARYLAND — 3.7%
Baltimore Industrial Development Auth. Rev., (Baltimore Capital Acquisition), VRDN, 0.37%, 12/1/10 (LOC: Bayerische Landesbank)	8,095,000	8,095,000
Maryland Economic Development Corp. Rev., (Blind Industries & Services), VRDN, 0.56%, 12/1/10 (LOC: Bank of America N.A.)	1,215,000	1,215,000
		9,310,000
MASSACHUSETTS — 2.8%
Macon Trust Various States Rev., Series 2007-344, VRDN, 0.44%, 12/1/10 (LOC: Bank of America N.A.) (LIQ FAC: Bank of America N.A.)(1)	5,820,000	5,820,000
Massachusetts Industrial Finance Agency. Rev., (Abbott Box Co., Inc.), VRDN, 0.90%, 12/1/10 (LOC: Sovereign Bank F.S.B. and Bank of New York)	1,415,000	1,415,000
		7,235,000
MISSISSIPPI — 0.7%
Mississippi Business Finance Corp. Rev., Series 2004 B, VRDN, 0.42%, 12/1/10 (LOC: Wells Fargo Bank N.A.)	1,715,000	1,715,000
MISSOURI — 2.2%
St. Louis County Industrial Development Educational Facilities Auth. Rev., (Gateway Academy), VRDN, 0.40%, 12/2/10 (LOC: Midland States Bank N.A. & FHLB)	5,650,000	5,650,000
NEW YORK — 1.3%
New York City Capital Resources Corp. Rev., Series 2008 B3, (Various Loan Enhanced Assistance), VRDN, 0.56%, 12/1/10 (LOC: Bank of America N.A.)	$2,500,000	$2,500,000
New York City Industrial Development Agency Civic Facility Rev., (Peninsula Hospital Center), VRDN, 0.46%, 12/2/10 (LOC: JPMorgan Chase Bank N.A.)	695,000	695,000
		3,195,000
NORTH CAROLINA — 2.6%
Buncombe County GO, Series 2002 B, VRDN, 0.40%, 12/2/10 (SBBPA: Wells Fargo Bank N.A.)	1,050,000	1,050,000
Iredell County Industrial Facilities & Pollution Control Financing Auth. Rev., (Valspar Corp.), VRDN, 0.47%, 12/2/10 (LOC: Wells Fargo Bank N.A.)(1)	1,100,000	1,100,000
North Carolina Capital Facilities Finance Agency Rev., (Montessori Children’s Center), VRDN, 0.61%, 12/1/10 (LOC: Bank of America N.A.)	1,200,000	1,200,000
North Carolina Housing Finance Agency Rev., Series 2000 A, (Appalachian Student Housing Corp.), VRDN, 0.40%, 12/1/10 (LOC: Wells Fargo Bank N.A.)	950,000	950,000
North Carolina Medical Care Commission Health Care Facilities Rev., (Carolina Village, Inc.), VRDN, 0.40%, 12/2/10 (LOC: First Citizens Bank and Trust Co. and Wells Fargo Bank N.A.)	1,400,000	1,400,000
North Carolina Medical Care Commission Health Care Facilities Rev., (Stanley Total Living Center), VRDN, 0.40%, 12/2/10 (LOC: Wells Fargo Bank N.A.)(1)	1,010,000	1,010,000
		6,710,000
OHIO — 2.4%
Allen County Health Care Facilities Rev., (Mennonite Memorial Home), VRDN, 0.40%, 12/2/10 (LOC: Wells Fargo Bank N.A.)	1,680,000	1,680,000

10

	Principal Amount	Value
Alliance Community Hospital Rev., (Alliance Obligated Group), VRDN, 0.34%, 12/1/10 (Radian) (LOC: JPMorgan Chase Bank N.A.)	$300,000	$300,000
Putnam County Health Care Facilities Rev., (Refunding and Improvement Hilty Memorial Home, Inc.), VRDN, 0.37%, 12/2/10 (LOC: First Federal Bank of Midwest and FHLB)	4,160,000	4,160,000
		6,140,000
OKLAHOMA — 1.3%
Guymon Utilities Auth. Rev., (Seaboard), VRDN, 0.40%, 12/1/10 (LOC: Bank of the West)(1)	3,300,000	3,300,000
PENNSYLVANIA — 5.2%
Berks County Municipal Auth. Rev., Series 2009 A5, (Reading Hospital & Medical Center), VRN, 0.50%, 12/2/10	11,685,000	11,685,000
Chester County Industrial Development Auth. Rev., (Delaware Valley Friends School), VRDN, 0.40%, 12/1/10 (LOC: Wells Fargo Bank N.A.)(1)	1,485,000	1,485,000
		13,170,000
PUERTO RICO — 2.4%
Austin Trust Various States Rev., Series 2008-355, VRDN, 0.43%, 12/1/10 (LOC: Bank of America N.A.) (SBBPA: Bank of America N.A.)(1)	6,000,000	6,000,000
TENNESSEE — 3.1%
Bradley County Industrial Development Board Rev., (Kroger Co.), VRDN, 0.40%, 12/1/10 (LOC: U.S. Bank N.A.)	7,880,000	7,880,000
TEXAS — 15.3%
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.43%, 12/1/10	12,500,000	12,500,000
Crawford Education Facilities Corp. Rev., Series 2004 A, (University Parking System), VRDN, 0.51%, 12/2/10 (LOC: BNP Paribas)	9,800,000	9,800,000
Hale County Industrial Development Corp. Rev., (Struikmans), VRDN, 0.50%, 12/1/10 (LOC: Farm Credit Services of America and Bank of the West)	$3,000,000	$3,000,000
Hunt Memorial Hospital District Rev., VRDN, 0.37%, 12/2/10 (AGM) (SBBPA: JPMorgan Chase Bank N.A.)	2,905,000	2,905,000
Muleshoe Economic Development Corp. Industrial Development Rev., (John Lyle & Grace Ajean), VRDN, 0.45%, 12/2/10 (LOC: Wells Fargo Bank N.A.)	4,755,000	4,755,000
Texas Tax & Revenue Anticipation Notes Rev., 2.00%, 8/31/11	6,000,000	6,074,675
		39,034,675
WASHINGTON — 1.9%
Washington Economic Development Finance Auth. Rev., Series 2007 E, (Mesa Dairy LLC.), VRDN, 0.45%, 12/2/10 (LOC: Citizens Business Bank and Wells Fargo Bank N.A.)	3,780,000	3,780,000
Washington Finance Commission Nonprofit Housing Rev., (Nikkei Manor), VRDN, 0.66%, 12/1/10 (LOC: Bank of America N.A.)	1,000,000	1,000,000
		4,780,000
WISCONSIN — 0.9%
Milwaukee Redevelopment Auth. Rev., (La Causa, Inc.), VRDN, 0.61%, 12/1/10 (LOC: U.S. Bank N.A.)	2,175,000	2,175,000
TOTAL INVESTMENT SECURITIES — 99.4%		252,892,885
OTHER ASSETS AND LIABILITIES — 0.6%		1,454,005
TOTAL NET ASSETS — 100.0%		$254,346,890

11

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation

AGM-CR = Assured Guaranty Municipal Corporation-Custodian Receipts

DRIVERs = Derivative Inverse Tax-Exempt Receipts

FHLB = Federal Home Loan Bank

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

PUTTERs = Puttable Tax-Exempt Receipts

Radian = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

XLCA = XL Capital Ltd.

(1)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $34,105,000, which represented 13.4% of total net assets. None of these securities were considered illiquid.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (amortized cost and cost for federal tax purposes)	$252,892,885
Cash	326,473
Receivable for investments sold	1,015,084
Receivable for capital shares sold	730,217
Interest receivable	306,183
255,270,842

Liabilities
Payable for capital shares redeemed	831,463
Accrued management fees	92,161
Dividends payable	328
923,952

Net Assets	$254,346,890

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	254,379,617

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$254,359,787
Accumulated net realized loss	(12,897)
$254,346,890

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$682,469

Expenses:
Management fees	652,027
Trustees’ fees and expenses	4,689
Other expenses	4,755
661,471
Fees waived	(71,534)
589,937

Net investment income (loss)	92,532

Net realized gain (loss) on investment transactions	1,783

Net Increase (Decrease) in Net Assets Resulting from Operations	$94,315

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MAY 31, 2010
Increase (Decrease) in Net Assets	November 30, 2010	May 31, 2010
Operations
Net investment income (loss)	$92,532	$636,176
Net realized gain (loss)	1,783	1,777
Net increase (decrease) in net assets resulting from operations	94,315	637,953

Distributions to Shareholders
From net investment income	(92,532)	(636,176)

Capital Share Transactions
Proceeds from shares sold	66,181,785	202,106,984
Proceeds from reinvestment of distributions	89,760	606,100
Payments for shares redeemed	(92,800,722)	(256,608,412)
Net increase (decrease) in net assets from capital share transactions	(26,529,177)	(53,895,328)

Net increase (decrease) in net assets	(26,527,394)	(53,893,551)

Net Assets
Beginning of period	280,874,284	334,767,835
End of period	$254,346,890	$280,874,284

Transactions in Shares of the Fund
Sold	66,181,785	202,106,984
Issued in reinvestment of distributions	89,760	606,100
Redeemed	(92,800,722)	(256,608,412)
Net increase (decrease) in shares of the fund	(26,529,177)	(53,895,328)

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2010 (UNAUDITED)

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in cash-equivalent, high-quality municipal obligations.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders —Distributions from net investment income are declared daily and paid monthly. The fund does not generally expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. During the six months ended November 30, 2010, the investment advisor voluntarily agreed to waive 0.054% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. The effective annual management fee for the six months ended November 30, 2010 was 0.49% before waiver and 0.44% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s municipal securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

17

5. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2010, the fund had accumulated capital losses of $(14,642), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018
$(3,706)	$(1,346)	—	$(1,691)	$(2,918)	—	$(4,981)

As of May 31, 2010, the fund has elected to treat $(38) of net capital losses incurred in the seven-month period ended May 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—	(2)	— (2)	0.01	0.03	0.03	0.02
Distributions
From Net Investment Income	—	(2)	— (2)	(0.01)	(0.03)	(0.03)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.04%		0.20%	1.47%	2.97%	3.26%	2.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.45	%(4)	0.46%	0.50%	0.51%	0.52%	0.52%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.50	%(4)	0.51%	0.53%	0.51%	0.52%	0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.07	%(4)	0.20%	1.45%	2.91%	3.22%	2.47%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.02	%(4)	0.15%	1.42%	2.91%	3.22%	2.47%
Net Assets, End of Period (in thousands)	$254,347		$280,874	$334,768	$313,542	$275,733	$272,208

(1)	Six months ended Novermber 30, 2010 (unaudited).

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

19

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	172,716,582
	Against:	4,568,124
	Abstain:	7,110,168
	Broker Non-Vote:	32,910,909

20

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

21

Notes

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-70214   1101

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY MUNICIPAL TRUST

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 28, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 28, 2011